Exhibit 99.1
DGS PROTOTYPE DEFINED CONTRIBUTION PLAN
Basic Document No. 1
Effective January 1, 2002

INTRODUCTION
.1 Plan Purpose — The Employer has established this Defined Contribution Plan to help its Employees provide financial security for themselves and their dependents upon death, disability or retirement. All Plan Benefits are in addition to Social Security.
.2 Plan Adoption — The Employer has executed an Adoption Agreement and has adopted this Plan as either a 401(k) Plan or as a Money Purchase Plan. The Employer has also established a Trust to hold and invest the Trust Fund. The Adoption Agreement and the Trust Agreement are a part of this Plan and describe certain provisions and alternatives the Employer has adopted.
.3 Plan Administration — The Employer shall appoint one or more persons to serve as Plan Administrator. The Plan Administrator shall administer the Plan as described in Article IX.
.4 Trust Fund — The Trust Fund shall be held and invested, as described in Article X, by the Trustee named in the Trust Agreement, which is a separate document but part of the Plan. Plan Benefits shall be paid from the Trust Fund to eligible Participants on or after termination of their Service.
.5 Plan Not Insured — The benefits under this Plan are not insured by the Pension Benefit Guaranty Corporation.
.6 Defined Terms — Capitalized words used in this Plan are defined in Article II and in Section 4.14.

DEFINITIONS
.1 General. Certain capitalized words used in the Plan and Trust Agreement have the meanings set forth below, unless the context clearly indicates otherwise. Masculine pronouns include the feminine and neuter, and the singular includes the plural. Definitions marked with an asterisk only apply if this plan is adopted as a 401(k) Plan.
.2 “Account” means the amount of each Participant’s interest in the Trust Fund as described in Article V.
.3 *“ACP Test Safe Harbor” means the method described in Section 4.14 for satisfying the ACP test of Code § 401(m)(2).
.4 *“ACP Test Safe Harbor Matching Contributions” means Matching Contributions described in Section 4.14 of this Plan and subsection 13(d) of the Adoption Agreement.
.5 “Act” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations issued thereunder.

.6 *“Actual Deferral Percentage” or “ADP” means, for a specified group of Eligible Participants (either Highly Compensated Employees or Non-Highly Compensated Employees) for a Plan Year, the average of the ratios (calculated separately for each Eligible Participant in such group) of (a) the amount of Employer contributions actually paid to the Trust Fund on behalf of such Participant for the Plan Year to (b) the Participant’s Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year). Employer contributions on behalf of any Participant (i) shall include Salary Deferrals (other than Catch-Up Contributions), including Excess Deferrals, but excluding Salary Deferrals that are taken into account in the ACP test (provided the ADP test is satisfied both with and without exclusion of these Salary Deferrals) and excluding Excess Salary Deferrals of Non-Highly Compensated Employees that arise under the plans of the Employer, and (ii) may include, at the election of the Employer, Qualified Nonelective Contributions and Qualified Matching Contributions. For purposes of computing Actual Percentages, an Employee who would be a Participant but for the failure to make Salary Deferrals shall be treated as a Participant on whose behalf no Salary Deferrals are made.
.7 *“ADP Test Safe Harbor” means the method described in Section 4.14 for satisfying the ADP test.
.8 *“ADP Test Safe Harbor Contributions” means Safe Harbor Matching Contributions and Safe Harbor Nonelective Contributions described in Section 4.14 of this Plan and subsection 13(c) of the Adoption Agreement.
.9 “Adoption Agreement” means the document by which the Employer elects to establish a Defined Contribution Plan under the terms of this Prototype Retirement Plan.
.10 “Affiliated Employer” means any corporation which is a member of a controlled group of corporations (as defined in Code § 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code § 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code § 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Code § 414(o).
.11 “After-Tax Contributions” means any contribution made to the Plan by or for a Participant which is included in the Participant’s gross income in the year in which made and which is maintained under a separate account to which earnings and losses are allocated. Such contributions are not permitted for Plan Years beginning on or after January 1, 1989 unless the Employer adopted this Plan as a 401(k) Plan.
.12 “After-Tax Contributions Account” means the Participant’s Account to which After-Tax Contributions are allocated.
.13 “Aggregation Group” means this Plan and any other plans which are required or permitted to be aggregated pursuant to Code § 416(g).
.14 *“Aggregate Limit” means, for Plan Years beginning before January 1, 2002, the sum of (a) 125% of the greater of the ADP of the Non-Highly Compensated Employees for the prior Plan Year or the ACP of the Non-Highly Compensated Employees for the Plan Year beginning with or within the prior Plan Year of the 401(k) Plan and (b) the lesser of 200% or two plus the lesser of such ADP or ACP. “Lesser” is substituted for “greater” in “(a)”, above, and “greater” is substituted for “lesser” after “2 plus the” in “(b)” if it would result in a larger Aggregate Limit. If the Employer has elected in the Adoption Agreement to use the Current Year Testing Method, then, in calculating the Aggregate Limit for a particular Plan Year, the Non-Highly Compensated Employees’ ADP and ACP for that Plan Year, instead of for the prior Plan Year, is used.
.15 “Anniversary Date” means the last day of each Plan Year of the Employer subsequent to the Effective Date of this Plan.

.16 “Annual Addition” means the amount allocated to a Participant’s Account during the Limitation Year which constitutes:
.1 Employer Contributions and Employee Contributions, including Excess Contributions, Excess Aggregate Contributions and Excess Deferrals but excluding Catch-Up Contributions, regardless of whether such amounts are distributed or forfeited;
.2 Forfeitures;
.3 Amounts allocated to an individual medical account, as defined in Code § 415(1)(2), which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in Code § 419A(d)(3), under a welfare benefit fund, as defined in Code § 419(e), maintained by the Employer; and
.4 Allocations under a simplified employee pension.
For this purpose, any excess amounts applied under sections 5.6(c) or 5.7 in the Limitation Year to reduce Employer Contributions will be considered Annual Additions for such Limitation Year.
.17 *“Actual Contribution Percentage” or “ACP” means the average of the ratios (calculated separately for each Eligible Participant in the group) of the Contribution Percentages of the Eligible Participants in a group.
.18 “Beneficiary” means the person or persons, including an individual or corporate trustee, designated pursuant to Article VII to receive benefits which may be payable upon a Participant’s death.
.19 “Benefiting” means that a Participant has received or is deemed to have received an allocation in accordance with Reg. § 1.410(b)-3(a) for the Plan Year.
.20 “Break in Service” is defined in subsection 3.3(c) or subsection 3.4(d), whichever is applicable.
.21 “Catch-Up Contributions” means Salary Deferrals and Roth Contributions which are made to the Plan that are in excess of an otherwise applicable plan limit and that are made by Participants who are aged 50 or over by the end of their taxable years. An otherwise applicable plan limit is a limit in the Plan that applies to Salary Deferrals and Roth Contributions without regard to Catch-Up Contributions, such as the limits on Annual Additions, the dollar limitation on Salary Deferrals and Roth Contributions under Code § 402(g) and Code § 402A (not counting Catch-Up Contributions) and the limit imposed by the ADP test under Code § 401(k)(3). Catch-Up Contributions for a Participant for a taxable year may not exceed (1) the dollar limit on Catch-Up Contributions under Code § 414(v)(2)(B)(i) for the taxable year or (2) when added to other Salary Deferrals or Roth Contributions, the Participant’s Compensation for the taxable year. The dollar limit on Catch-Up Contributions under Code § 414(v)(2)(B)(i) is $1,000 for taxable years beginning in 2002, increasing by $1,000 for each year thereafter up to $5,000 for taxable years beginning in 2006 and later years. After 2006, the $5,000 limit shall be adjusted by the Secretary of the Treasury for cost-of-living increases under Code § 414(v)(2)(C). Any such adjustments shall be in multiples of $500. Different limits apply to Catch-Up Contributions under SIMPLE 401(k) plans. Catch-Up Contributions are not subject to the limits on Annual Additions, are not counted in the ADP test and are not counted in determining the minimum allocation under Code § 416 (but Catch-Up Contributions made in prior years are counted in determining whether the Plan is Top-Heavy).
.22 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations issued thereunder.
.23 “Compensation” means
.1 For purposes of contributions under the Plan:
.A As to an Employee who is not Self-employed, compensation as defined by the Employer in Section 20 of the Adoption Agreement; and
.B As to an Employee who is Self-employed, such person’s Earned Income for the Plan Year.

.2 If the Employer has so elected under subsection 20(a) of the Adoption Agreement for plan years beginning on and after January 1, 2001, Compensation shall include the contributions the Employer makes pursuant to a salary reduction agreement and other amounts which are not includable in the Employer’s gross income under Code § 125, 132(f)(4), 402(e)(3), 402(h)(1)(B) or 403(b), provided such election does not discriminate in favor of the Highly Compensated Employee. In the alternative, if the Employer has so elected under subsection 20(a) of the Adoption Agreement, for plan years beginning on and after January 1, 2001, Compensation shall not include elective amounts that are not includible in the gross income of the employee under §§ 125, 132(f)(4), 402(e)(3), 402(h)(1)(B) or 403(b).
.3 For Plan Years beginning on or after January 1, 2002, the annual Compensation of each Employee taken into account under the Plan shall not exceed $200,000, as adjusted for increases in the cost-of-living in accordance with Code § 401(a)(17)(B). Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to the determination period beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit shall be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. If Compensation for any prior determination period is taken into account in determining an Employee’s benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the applicable annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning on or after January 1, 2005, the annual compensation limit is $210,000 as adjusted for increases in the cost-of-living or as otherwise increased by law.
.24 *“Contribution Percentage” means the ratio (expressed as a percentage) of the Participant’s Contribution Percentage Amounts to the Participant’s Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).
.25 *“Contribution Percentage Amounts” means the sum of Employee Contributions, Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) under the Plan on behalf of an Eligible Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Salary Deferrals, Excess Contributions, or Excess Aggregate Contributions. The Employer may include Salary Deferrals, Qualified Nonelective Contributions, or both, in the Contribution Percentage Amounts, as provided by regulations. The Employer also may use Salary Deferrals in the Contribution Percentage Amounts as long as the ADP test is met before the Salary Deferrals are used in the ACP test and continues to be met following the exclusion of those Salary Deferrals that are used to meet the ACP test.
.26 *“Contribution Period” means the period for which all forms of Matching Contributions are made and calculated.
.27 *“Current Year Testing” means the ADP test set forth in Subsection 4.9(b) and the ACP test set forth in Subsection 4.11(b).
.28 “Deductible Contributions” means the deductible voluntary employee contributions, if any, which may have been permitted under this Plan or under a Prior Plan prior to January 1, 1987. Such contributions are prohibited after December 31, 1986.
.29 “Deductible Contributions Account” means the Account in the name of the Participant to record such Participant’s Deductible Contributions allowed pursuant to Code § 72(o)(5)(A) prior to January 1, 1987.
.30 “Determination Date” means, with respect to any Plan Year, the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year. The Valuation Date applicable to any Determination Date is the Valuation Date indicated in Section 21 of the Adoption Agreement which coincides with or immediately precedes the Determination Date.

.31 “Earned Income” means the total net earnings from self-employment in the trade or business to which the Plan applies, provided that personal services are a material income-producing factor in such trade or business. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items. In computing such net earnings, deductions for contributions by the Employer on behalf of all Employees shall be taken into account to the extent deductible under Code § 404. Net earnings shall be determined with regard to the deduction allowed to the Employer by Code § 164(f) for taxable years beginning after December 31, 1989.
.32 “Effective Date” means the date specified in Section 6 or 7 of the Adoption Agreement.
.33 “Election Period” means the period which begins on the first day of the Plan Year in which a Participant attains age 35 and ends on the date of his or her death. If a Participant terminates service prior to the first day of the Plan Year in which age 35 is attained, the election period shall begin on the date of separation with respect to the account balance as of the date of separation.
.34 “Eligible Participant” means any Employee who is eligible to make an After-Tax Contribution or a Salary Deferral or for whom the Employer may make Negative Election Contributions or who is eligible to receive an Employer Contribution (including Forfeitures). If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan but who makes no such contribution shall be treated as an eligible Employee for whom no Employee Contributions are made.
.35 “Employee” means any person who is employed by the Employer including an individual who is Self-employed or any person who is employed by any employer aggregated with the Employer under Code § 414(b), (c), (m) or (o) and any person required to be considered employed by the Employer under Code § 414(n) or (o). Any leased employee shall be treated as an Employee of the recipient Employer; however, contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. The preceding sentence shall not apply to any leased employee if all leased employees constitute less than 20% of the Employer’s Non-Highly Compensated workforce pursuant to Code § 414(n)(5)(c)(ii) and if such employee is covered by a money purchase pension plan providing: (a) a nonintegrated employer contribution rate of at least 10% of compensation as defined in Code § 415(c)(3) but including amounts contributed pursuant to a salary reduction agreement which are excludable from an employee’s gross income under Code § 125, 402(e)(3), 402(h)(1)(B) or 403(b) and including amounts contributed under Code § 132(f)(4) for Plan Years beginning on or after January 1, 2001, (b) immediate participation, and (c) full and immediate vesting. For purposes of this paragraph, the term “leased employee” means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person (“leasing organization”) has performed services for the recipient (or for the Employer and related persons determined in accordance with Code § 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient Employer. For purposes of determining Eligible Participants only, any person who agrees with the Employer that such person’s services are to be performed as an independent contractor shall not be considered an eligible Employee for purposes of participating in this Plan, regardless of any classification as a common-law employee by the Internal Revenue Service or any government agency or any court of common jurisdiction.
.36 “Employee Contributions” means the After-Tax Contributions and Roth Contributions, if any, authorized by Section 12 of the Adoption Agreement.
.37 “Employer” means the corporation, partnership, sole proprietor, Affiliated Employer or other entity which executed the Adoption Agreement establishing this Plan, and any predecessor (including a sole proprietorship or partnership) or successor through merger, consolidation or purchase of substantially all of the Employer’s assets or business which, within 90 days after such succession, agrees to continue this Plan. If the Employer is a sole proprietorship, upon the Employer’s death or incapacity, his personal representative shall become the Employer, but only for purposes of terminating the Plan and directing disposition of the Trust Fund pursuant to Article X. For purposes of applying the limitations of Section 5.6, 5.7, 5.8 or 5.9, Employer shall also include an affiliated service group (as defined in Code § 414(m) of which the Employer is a part), a group of corporations or other entities which constitute a controlled group of corporations (as defined in Code § 414(b) as modified by Code § 415(h)), a group of trades or businesses (whether or not incorporated) under common control (as defined in Code § 414(c) as modified by Code § 415(h)), and any other entity required to be aggregated with the Employer pursuant to Code § 414(o).

.38 “Employer Contributions” means the amount contributed by the Employer and includes Salary Deferral Contributions and Negative Election Contributions unless otherwise specifically excluded.
.39 “Employer Contributions Account” means the account maintained by the Plan Administrator in the name of a Participant to record his interest in the Trust Fund represented by his share of Employer Contributions (other than Salary Deferral Contributions, Negative Election Contributions, Qualified Matching Contributions, Qualified Nonelective Contributions and all Safe Harbor Matching Contributions) and Forfeitures, and the increase or decrease in the net worth of the Trust Fund allocable thereto. The Employer Contributions Account shall be divided into the Profit Sharing Contributions Account and Matching Contributions Account if necessary to accommodate different vesting schedules under Schedule 17 of the Adoption Agreement.
.40 “Entry Date” means the first day of the first and seventh months of the Plan Year, unless otherwise specified in Section 9 of the Adoption Agreement.
.41 *“Excess Aggregate Contributions” means, with respect to any Plan Year, the excess of:
.A The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over
.B The maximum Contribution Percentage Amounts permitted by the Actual Contribution Percentage test (determined hypothetically by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages). Such determination shall be made after first determining Excess Salary Deferrals and then determining Excess Contributions.
.42 *“Excess Amount” means the excess of a Participant’s Annual Additions for the Limitation Year over the Maximum Permissible Amount.
.43 *“Excess Contributions” means, with respect to any Plan Year, the excess of:
.A The aggregate amount of Employer Contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over
.B The maximum amount of such contributions permitted by the ADP test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).
.44 *“Excess Deferrals” means those Salary Deferrals of a Participant that either (1) are made during the Participant’s taxable year and exceed the dollar limitation under Code § 402(g) (including, if applicable, the dollar limitation on Catch-up Contributions defined in Code § 414(v)) for such year; or (2) are made during a calendar year and exceed the dollar limitation under Code § 402(g) (including, if applicable, the dollar limitation on Catch-up Contributions defined in Code § 414(v)) for the Participant’s taxable year beginning in such calendar year, counting only Salary Deferrals made under this Plan and any other plan, contract or arrangement maintained by the Employer.
.45 “Five Percent Owner or 5 Percent Owner” means any person who owns (or is considered as owning under Code § 318) more than five percent of the outstanding stock of the Employer that employs such person or stock possessing more than five percent of the total combined voting power of all stock of such Employer or, if the Employer is not a corporation, any person who owns more than five percent of the capital or profits interest in the Employer.
.46 “Forfeiture” means that portion of a Participant’s Employer Contributions Account which is forfeited as described in Section 6.5.

.47 “Former Participant” means an individual who has ceased to be a Participant because of termination of his Service for any reason and who has an undistributed Account.
.48 *“401(k) Plan” means this Plan if it is adopted by an Employer pursuant to a 401(k) Adoption Agreement.
.49 “Highest Average Compensation” means the average Limitation Compensation for the three consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the twelve-consecutive-month period defined in Section 3.3 or 3.4, as appropriate.
.50 *“Highly Compensated Employee” means highly compensated active Employees and highly compensated former Employees as follows:
.A Effective for years beginning after December 31, 1996, the term highly compensated employee means any employee who: (1) was a 5 Percent Owner at any time during the year or the preceding year, or (2) for the preceding year had Compensation from the Employer in excess of $80,000 and, if the Employer so elects, was in the top-paid group for the preceding year. The $80,000 amount is adjusted at the same time and in the same manner as under Code § 415(d) except that the base period is the calendar quarter ending on September 30, 1996. Effective for years beginning after December 31, 1999, the amounts of $80,000 described above are changed to $85,000 as indexed.
.B For this purpose the applicable year of the Plan for which a determination is being made is called a determination year and the preceding 12-month period is called a look-back year. A highly compensated former employee is based on the rules applicable to determining highly compensated employee status as in effect for that determination year, in accordance with section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and Notice 97-45.
.51 “Hour of Service” has the meaning set forth in Section 3.5.
.52 “Key Employee” means any Employee or former Employee (including any deceased employee) who at any time during the Plan Year that includes the Determination Date is an officer of the Employer having an annual compensation greater than $130,000 (as adjusted under § 416(i)(1) of the Code for Plan Years beginning after December 31, 2002, a 5-percent owner of the Employer, or a 1-percent owner of the Employer having an annual compensation of more than $150,000. In determining whether a plan is Top-Heavy for Plan Years beginning before January 1, 2002, Key Employee means any Employee or former Employee (including any deceased employee) who at any time during the 5-year period ending on the Determination Date, is an officer of the Employer having an annual compensation that exceeds 50 percent of the dollar limitation under Code § 415(b)(1)(A), an owner (or considered an owner under Code § 318) of one of the ten largest interests in the Employer if such individual’s Compensation exceeds 100 percent of the dollar limitation under § 415(c)(1)(A), a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has an annual Compensation of more than $150,000. For purposes of this paragraph (i), annual Compensation means Compensation within the meaning of Section 20 of the Adoption Agreement.
The determination of who is a Key Employee shall be made in accordance with Code § 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.
.53 “Limitation Compensation” means a Participant’s Earned Income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses and fringe benefits and reimbursements of other expense allowances under a nonaccountable plan) and excluding the following:
.1 Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a simplified employee pension plan to the extent such contributions are deductible under Code § 219(b)(7), and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed;

.2 Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;
.3 Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and
.4 Other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of a Code § 403(b) annuity contract (whether or not the contributions are excludable from the gross income of the Employee).
For purposes of applying these limitations, amounts included as Limitation Compensation are those actually paid or made available to a Participant within the Limitation Year. For limitation years beginning after December 31, 1997, Limitation Compensation paid or made available during such limitation year shall include any elective deferral (as defined in Code § 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the Employee’s income by reason of Code § 125 or 457. For Limitation Years beginning on or after January 1, 2001, for purposes of applying the limitations described in Article V, Limitation Compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of the Employee by reason of § 132(f)(4). If elected by the Employer in the Adoption Agreement, for Limitation Years beginning on and after January 1, 2002, amounts under Code § 125 include any amounts not available to a Participant in cash in lieu of group health coverage because the participant is unable to certify that he or she has other health coverage (deemed Code § 125 compensation). An amount will be treated as an amount under Code § 125 only if the employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan. For Limitation Years beginning on and after January 1, 2005, payments made within 2 1/2 months after severance from employment (within the meaning of Code § 401(k)(2)(B)(i)(I) ) will be Compensation within the meaning of Code § 415 (c)(3) if they are payments that, absent a severance from employment, would have been paid to the Employee while the Employee continued in employment with the Employer and are regular Compensation for services during the Employee’s regular working hours, Compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar compensation, and payments for accrued bona fide sick, vacation or other leave, but only if the Employee would have been able to use the leave if employment had continued. Any payments not described above are not considered Compensation if paid after severance from employment, even if they are paid within 2 1/2 months following severance from employment, except for payments to an individual who does not currently perform services for the Employer by reason of qualified military service (within the meaning of Code § 414(u)(1) ) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service.
.54 “Limitation Year” means a calendar year (or any other twelve-consecutive-month period adopted for all Qualified Defined Contribution Plans or Qualified Defined Benefit Plans of the Employer pursuant to a written resolution adopted by the Employer). If this Plan is the only such Plan maintained by the Employer, the Limitation Year means each Plan Year beginning after December 31, 1975. If the Limitation Year is amended to a different twelve-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.
.55 “Loan Account” means the Participant’s Account established pursuant to Section 7.13.

.56 “Loan Payments” means the payments made by a Participant to such Participant’s Loan Account pursuant to Section 7.13.
.57 “Master or Prototype Plan” means a plan sponsored by a trade or professional association, bank, insurance company or regulated investment company, the form of which is intended to qualify under Code § 401(a).
.58 *“Matching Contribution” means an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of a Participant’s Salary Deferral Contribution and which is not used to satisfy the test provided under Code § 401(k)(3).
.59 *“Matching Contributions Account” means the Account in the name of the Participant to record such Participant’s Matching Contributions.
.60 “Maximum Permissible Amount” means, with respect to any Participant for any Limitation Year, the lesser of (a) $40,000 for the year 2002 (or such other amount as may be permitted by the Secretary of the Treasury pursuant to Code § 415), or (b) 100% of his Limitation Compensation for such Limitation Year. The limit referred to in (b) shall not apply to any contribution for medical benefits after a separation from service (within the meaning of Code §§ 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition. The Limitation Compensation in (b) does not apply to any contribution for medical benefits within Code § 401(h) or 419A(f)(2) which is otherwise treated as an Annual Addition. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve-consecutive-month period, the Maximum Permissible Amount for the short Limitation Year shall be the lesser of (1) $40,000 for the year 2002 (or such other amount as may be permitted by the Secretary of the Treasury pursuant to Code § 415) multiplied by the following fraction:
Number of Months
in the short Limitation Year
12
or (2) 100% of the Participant’s Limitation Compensation for the short Limitation Year.
.61 “Money Purchase Pension Plan” means this Plan if it is adopted by the Employer pursuant to the Adoption Agreement for Money Purchase Pension Plan.
.62 *“Negative Election Contributions” means the Salary Deferral Contributions which an Employer makes on behalf of an Eligible Participant.
.63 *“Non-Highly Compensated Employee” means an Employee of the Employer who is neither a Highly Compensated Employee.
.64 “Non-Key Employee” means any Employee who is not a Key Employee.
.65 “Normal Retirement Age” is the later of (a) the earlier of the age elected by the Employer in Section 19 of the Adoption Agreement or age 65 or (b) the fifth anniversary of the Entry Date on which the Employee became a Participant.
.66 “Owner-Employee” means the Employer if the Employer is a sole proprietor or, if the Employer is a partnership, a partner owning more than 10% of either the capital or profits interest in the partnership, or a person who owned the business with respect to which a Prior Plan was maintained under the Self-Employed Individuals Tax Retirement Act of 1962.
.67 “Participant” means any individual who has an Account in the Trust Fund and whose Service has not terminated, unless otherwise indicated.
.68 “Permissive Aggregation Group” consists of the Required Aggregation Group, plus any other plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code §§ 401(a)(4) and 410. If the Permissive Aggregation Group is not Top-Heavy, the Top-Heavy requirements do not apply to any plan in the Permissive Aggregation Group.
.69 “Plan” means the plan set forth in this document, as amended from time to time.
.70 “Plan Administrator” means the person or persons appointed pursuant to Article IX.

.71 “Plan Benefits” means the amount described in Section 7.1 to which a Participant becomes entitled as a result of the termination of his Service for any reason.
.72 “Pre-Tax Salary Deferrals” means Salary Deferrals which are not includable in a Participant’s gross income at the time deferred. A Participant’s Salary Deferrals shall be maintained in a separate Account containing only the Participant’s Salary Deferrals and gains and losses attributable to those Salary Deferrals.
.73 “Plan Year” means the plan year designated in the Adoption Agreement.
.74 “Prior Plan” means any employee pension or profit sharing plan established and maintained by the Employer or a predecessor of the Employer which, pursuant to Section 7 of the Adoption Agreement, is amended in its entirety by the substitution of this Plan for such plan.
.75 *“Prior Year Testing” means the ADP test set forth in Subsection 4.9(a) and the ACP test set forth in Subsection 4.11(a).
.76 “Profit Sharing Contributions Account” means the Account in the name of the Participant to record the profit sharing contributions allocated to such Participant.
.77 “Projected Annual Benefit” means a Participant’s annual benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) under the terms of the Plan, assuming that the Participant shall continue employment until normal retirement age under the Plan (or current age, if later) and that the Participant’s Limitation Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan shall remain constant for all future Limitation Years.
.78 *“Qualified Contributions Account” means the Account in the name of the Participant to record the Qualified Matching Contributions and Qualified Nonelective Contributions allocated to such Participant.
.79 “Qualified Defined Benefit Plan” means a pension plan, other than a Qualified Defined Contribution Plan, intended to qualify under Code § 401(a).
.80 “Qualified Defined Contribution Plan” means a pension, profit sharing, savings, stock bonus or similar plan intended to qualify under Code § 401(a), which provides for an individual account for each Participant and for benefits based solely on the amounts contributed to the Participant’s account and any income, expense, loss, gain or forfeiture allocated thereto.
.81 “Qualified Domestic Relations Order” means a court order which meets the requirements of Section 7.17.
.82 “Qualified Election” means:
.1 A consent that complies with the requirements of (c) below by the Participant’s Spouse to the Participant’s naming a person other than such Spouse as a Beneficiary of a Participant’s Plan Benefit;
.2 A consent that complies with the requirements of (c) below by a Participant’s Spouse to the Participant’s pledging the Participant’s Account as security for a loan under this Plan if the Adoption Agreement provides for a loan; or

.3 A waiver by a Participant, which has been consented to by the Participant’s Spouse, of the right to have the Plan Benefit paid as a Qualified Joint and Survivor Annuity or a Qualified Preretirement Annuity in the case of a Money Purchase Pension Plan or in the case of a Profit Sharing Plan or 401(k) Plan which does not comply with the Safe Harbor Provisions. Any consent or waiver regarding a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: (i) the Participant’s Spouse consents in writing to the election; (ii) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without the Spouse’s consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (iii) the Spouse’s consent acknowledges the effect of the election; and (iv) the Spouse’s consent is witnessed by a plan representative or notary public. Additionally, a Participant’s consent or waiver regarding a Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without the Spouse’s consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a plan representative that there is no Spouse or that the Spouse cannot be located, a waiver shall be deemed a qualified election. Any consent by a Spouse obtained under this provision (or establishment that there is no Spouse or the Spouse cannot be located) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations is not limited. No consent obtained under this provision is valid unless the Participant has received notice as provided in Section 7.4 below.
.4 A Participant who shall not yet attain age 35 as of the end of any current Plan Year may make a special Qualified Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant shall attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under subparagraph 7.4(b)(iii)(B) without regard to the time period during which such explanation must be provided. Qualified Preretirement Survivor Annuity coverage shall be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this section.
.83 “Qualified Joint and Survivor Annuity” means an immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than 50% and not more than 100% of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse. Such annuity shall be the amount of benefit which can be purchased with the Participant’s Vested Account balance. The percentage of the survivor annuity under the Plan shall be 50% (unless a different percentage up to 100% is elected by the Participant). Annuity contracts shall be nontransferable when distributed and shall comply with the requirements of the Plan.
.84 *“Qualified Matching Contributions” means Employer contributions that are allocated to the Participants’ Qualified Contributions Accounts, that are made to the Plan pursuant to Code § 401(m), that are subject to the distribution and nonforfeitability requirements under Code § 401(k) when made and that are used to satisfy the test provided for under Code § 401(k)(3).
.85 *“Qualified Nonelective Contributions” means Employer contributions (other than Matching Contributions or Qualified Matching Contributions) that are allocated to the Participants’ Qualified Contributions Accounts, and that are subject to the distribution and nonforfeitability requirements under Code § 401(k) when made and that are used to satisfy the test provided for under Code § 401(k)(3).
.86 “Qualified Preretirement Survivor Annuity” means an annuity for the life of the Spouse of the Participant the actuarial equivalent of which is not less than 50% of the Participant’s Plan Benefit as of the Participant’s date of death. Annuity contracts shall be nontransferable when distributed and shall comply with the requirements of the Plan. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant’s death.
.87 “Qualifying Employer Securities” means common stock issued by the Employer or an Affiliated Employer which is readily tradeable on an established securities market. If there is no common stock which meets the requirements of the preceding sentence, the term “Qualifying Employer Securities” means common stock issued by the Employer or an Affiliated Employer having a combination of voting power and dividend rights equal to or in excess of that class of common stock of the Employer or any Affiliated Employer having the greatest voting power and that class of common stock of the Employer or any Affiliated Employer having the greatest dividends rights.

.88 “Required Aggregation Group” means (a) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during Plan Year containing the Determination Date or any of the four preceding Plan Years (regardless of whether or not the plan has terminated), and (b) any other qualified plan of the Employer which enables a plan described in (a) to meet the requirements of Code § 401(a)(4) or 410. Each plan in the Required Aggregation Group shall be a Top-Heavy Plan if the Required Aggregation Group is not an aggregated Top-Heavy Plan.
.89 “Required Beginning Date” of a Participant means the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 or retires; provided, however, that the Required Beginning Date of a 5-percent owner is the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 and further provided that:
.1 Any Participant attaining age 70-1/2 in years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attained age 70-1/2, to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made, the Participant shall begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70-1/2.
.2 Any Participant attaining age 70-1/2 in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. There is a new annuity starting date upon recommencement.
.3 The preretirement age 70-1/2 distribution option is only eliminated with respect to employees who reach age 70-1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment. The preretirement age 70-1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which an employee attains age 70-1/2 and ends April 1 of the immediately following calendar year.
.4 5 Percent Owner. A Participant is treated as a 5 Percent Owner for purposes of this section if such Participant is a 5 Percent Owner as defined in Code § 416 at any time during the Plan Year ending with or within the calendar year in which such Owner attains age 70-1/2. If distributions have begun to a 5 Percent Owner under this section, distributions must continue even if the Participant ceases to be a 5 Percent Owner in a subsequent year.
.90 “Rollover Contributions Account” means the Account in the name of the Participant to record such Participant’s Rollover Contributions pursuant to Section 12.7.
.91 “Roth Contributions” means a Participant’s elective deferrals that are designated irrevocably by the Participant at the time of the cash or deferred election as Roth Contributions that are being made in lieu of all or a portion of the pre-tax Salary Deferrals the Participant is otherwise eligible to make under the Plan and are treated by the Employer as includible in the Participant’s income at the time the Participant would have received that amount in cash if the Participant had not made a cash or deferred election.
.92 “Roth Contributions Account” means the Account in the name of the Participant to record such Participant’s Roth Contributions pursuant to Section 4.5.
.93 “Safe Harbor Provisions” means the following conditions when applied to a 401(k) Plan:
.1 the Participant cannot or does not elect payments in the form of a life annuity, and
.2 on the death of the Participant, the Participant’s Plan Benefit shall be paid to the Participant’s surviving Spouse, but if there is no surviving Spouse or if the surviving Spouse has already consented in a manner conforming to a Qualified Election (without the notice required under Section 7.4), then to the Participant’s designated Beneficiary. However, the Safe Harbor Provisions are not operative with respect to the Participant if it is determined that the 401(k) Plan is a direct or indirect transferee of benefits held on or after January 1, 1986 by a defined benefit plan or by a defined contribution plan subject to the requirements of Code §§ 401(a)(11) and 417(a).

.94 *“Salary Deferral Account” means the Account in the name of the Participant to record such Participant’s Salary Deferrals.
.95 *“Salary Deferral Contributions” means the contributions the Employer makes to the Trust Fund pursuant to Section 4.6.
.96 *“Salary Deferrals” means any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and includes contributions made pursuant to a salary reduction agreement or other deferral mechanism and Negative Election Contributions. With respect to any taxable year, a Participant’s Salary Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to any qualified cash or deferred arrangement, described in Code § 401(k) any simplified employee pension cash or deferred arrangement as described in Code § 408(k)(6), and Simple IRA Plan described in Code § 408(p), any eligible deferred compensation plan under Code § 457, any plan, as described under Code § 501(c)(18), and any Employer contributions made on behalf of a Participant for the purchase of an annuity contract under Code § 403(b) pursuant to a salary reduction agreement. For years beginning after 2005, the term “Salary Deferrals” includes Pre-Tax Salary Deferrals and Roth Contributions unless otherwise indicated. Pre-Tax Salary Deferrals are a Participant’s Salary Deferrals that are not includible in the Participant’s gross income at the time deferred. Roth Contributions are a Participant’s Salary Deferrals that are includible in the Participant’s gross income at the time deferred. Salary Deferrals shall not include any deferrals properly distributed as excess Annual Additions. Salary Deferrals shall also not include Catch-Up Contributions for purposes of any Matching Contributions authorized under Section 13 of the Adoption Agreement; provided, however, that Catch-Up Contributions of Non-Highly Compensated Employees in a Safe Harbor CODA pursuant to subsection 13(c) of the Adoption Agreement shall be matched to the extent that such Employees would not otherwise receive their full Safe Harbor Matching Contribution.
.97 “Self-employed” means (a) an individual who has earned income for the taxable year from the trade or business for which the Plan is established; (b) an individual who would have had earned income but for the fact that the trade or business had no net profits for the taxable year; and (c) an individual who has been a self-employed individual for any prior taxable year within the meaning of (b).
.98 “Service” means employment as an Employee, or association as an Owner-Employee or Self-employed, with the Employer or with a Predecessor or Affiliated Employer named pursuant to Section 22 of the Adoption Agreement. If the Employer maintains the plan of a predecessor employer, service with such predecessor shall be treated as Service with the Employer.
.99 “Shareholder-Employee” means an Employee or officer who, on any day during a taxable year of the Employer in which the Employer is an electing small business corporation under Subchapter S of the Code, owns (or is considered as owning within the meaning of Code § 318(a)(1)) more than five percent of the outstanding stock of the Employer.
.100 “Sponsor” means Davis Graham & Stubbs LLP.
.101 “Spouse” means the Spouse or surviving Spouse of the Participant, provided that a former Spouse shall be treated as the Spouse or surviving Spouse to the extent provided under a qualified domestic relations order as described in Code § 414(p).
.102 “Straight Life Annuity” means an annuity payable in equal installments for the life of the Participant that terminates on the Participant’s death.
.103 “Super Top-Heavy Plan” means, for Limitation Years beginning before January 1, 2000, a plan which would be a Top-Heavy Plan if “90%” were substituted for “60%” each place it appears in the definition of Top-Heavy Plan.

.104 “Taxable Wage Base” means the maximum amount of earnings which may be considered wages, under Code § 3121(a)(1), for Federal Insurance Contributions Act purposes.
.105 “Top-Heavy Plan” means any plan if, for any Plan Year beginning after December 31, 1983, any of the following conditions exist:
.1 If the Top-Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.
.2 If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.
.3 If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.
.106 “Top-Heavy Ratio” means:
.1 If the Employer maintains one or more Qualified Defined Contribution Plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any Qualified Defined Benefit Plan which during the 1-year period (5-year period in determining whether the Plan is Top-Heavy for Plan Years beginning before January 1, 2002) ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction. The numerator of the fraction is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any Account balance distributed in the 1-year period ending on the Determination Date(s)) (5-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the Plan is Top-Heavy for Plan Years beginning before January 1, 2002). The denominator of the fraction is the sum of all account balances (including any part of any account balance distributed in the 1-year period ending on the Determination Date(s)) (5-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the Plan is Top-Heavy for plan years beginning before January 1, 2002). Both the numerator and the denominator shall be computed in accordance with Code § 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date but which is required to be taken into account on that date under Code § 416 and the regulations thereunder.
.2 If the Employer maintains one or more Qualified Defined Contribution Plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more Qualified Defined Benefit Plans which during the 1-year period (5-year period in determining whether the Plan is Top-Heavy for Plan Years beginning before January 1, 2002) ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction. The numerator of the fraction is the sum of Account balances under the Aggregated Qualified Defined Contribution Plan or Plans for all Key Employees, determined in accordance with (a) above, and the present value of accrued benefits under the Aggregated Qualified Defined Benefit Plan or Plans for all Key Employees as of the Determination Date(s). The denominator of the fraction is the sum of the account balances under the Aggregated Qualified Defined Contribution Plan or Plans for all Participants, determined in accordance with (a) above, and the present value of accrued benefits under the Qualified Defined Benefit Plan or Plans for all Participants as of the Determination Date(s), all determined in accordance with Code § 416 and the regulations thereunder. The accrued benefits under a Qualified Defined Benefit Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 1-year period ending on the Determination Date (5-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the plan is Top-Heavy for Plan Years beginning before January 1, 2002).

.3 For purposes of (a) and (b) above the value of Account balances and the present value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code § 416 and the regulations thereunder for the first and second Plan Years of a Qualified Defined Benefit Plan. The Account balances and accrued benefits of a participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 1-year period (five-year period in determining whether the Plan is Top-Heavy for Plan Years beginning before January 1, 2002) ending on the Determination Date shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account shall be made in accordance with Code § 416 and the regulations thereunder. Deductible Salary Deferrals shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits shall be calculated with reference to the determination dates that fall within the same calendar year.
.4 The accrued benefit of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code § 411(b)(1)(C).
.5 Present value shall be based only on the interest and mortality rates specified in Section 26 of the Adoption Agreement.
.107 “Trust Agreement” means the document which is part of the Plan and under which the Trustee invests or administers the Trust Fund.
.108 “Trust Fund” means the assets held under the Trust Agreement which forms a part of this Plan, and from which benefits under this Plan shall be paid.
.109 “Trustee” means the individual(s) or entity designated as Trustee in the Trust Agreement, or any successor Trustee appointed pursuant to the terms of the applicable Trust Agreement.
.110 “Valuation Date(s)” means the date(s) described in Section 21 of the Adoption Agreement; provided, however, that the Valuation Date applicable to any Determination Date for purposes of calculating the top-heavy ratio is the Valuation Date which coincides with or immediately precedes the Determination Date.
.111 “Year of Service” has the meaning set forth in Section 3.3 or 3.4, whichever is applicable.

PARTICIPATION
.1 Eligibility
.1 Initial Entry — An Employee shall automatically become a Participant on the Effective Date if, on the Effective Date, he or she satisfies the following requirements:
.A Employee — He or she is an Employee;
.B No Collective Bargaining Agreement — He or she is not included in a unit of Employees covered by a collective bargaining agreement which does not provide for participation in the Plan, provided that retirement benefits were the subject of good faith bargaining between the Employer and employee representatives. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer;
.C Nonresident Alien — He or she is not a nonresident alien who receives no earned income which constitutes U.S. income under the Code from the Employer; and
.D Other — He or she satisfies the other eligibility requirements specified in Section 8 of the Adoption Agreement.

If an Employee does not satisfy such requirements on the Effective Date, the Employee shall automatically become a Participant on the Entry Date coinciding with or next following the date on which the Employee satisfies such requirements, provided the Employee is an eligible Employee on such Entry Date. If an Employee was a participant in the Prior Plan on the day before the Effective Date but does not satisfy such requirements on the Effective Date, such Employee shall not be eligible to share in Employer Contributions until the Entry Date coinciding with or next following the date on which such Employee satisfies such requirements. The preceding rules shall be applicable regardless of whether Years of Service are computed under the Hours of Service Method described in Section 3.3 or the Continuous Service Method described in Section 3.4. However, if the Continuous Service Method is applicable, the Special Entry Date provisions of subsection 3.4(e) may be applicable. If an Employee becomes a Participant, as described in subsection 3.1(a), (b), or (c), such Employee shall be eligible to share in Employer Contributions and to make Employee Salary Deferrals and Employee After-Tax Contributions if such Contributions are authorized by Sections 11 and 12 of the Adoption Agreement, for each Plan Year in which such Employee satisfies the requirements of Section 3.2.
.2 Entry After Termination of Service — If an Employee’s Service terminates for any reason and such Employee is subsequently reemployed by the Employer, such Employee shall retain credit for any Years of Eligibility Service, computed as described in Section 3.3 or 3.4, whichever is applicable, completed prior to the date of reemployment. If an Employee had become a Participant prior to the termination of Service, such Employee shall become a Participant immediately upon reemployment as an Employee. If an Employee had not become a Participant prior to the termination of Service, such Employee shall become a Participant on the Entry Date coinciding with or next following the date on which he or she became an eligible Employee under (a) above. For the purpose of this Section, the date of reemployment shall be the first date on which an Employee completes an Hour of Service subsequent to termination of Service.
.3 Ineligible Class of Employment — An Employee shall not be eligible to share in Employer Contributions or make Employee Contributions for the portion of any Plan Year in which he or she is not an eligible Employee under (a) above. If an Employee has been a Participant but becomes ineligible to participate in the Plan even though his or her Service has not terminated, such Employee shall become eligible to share in Employer Contributions and to make Employee Contributions immediately upon returning to the status of an eligible Employee. If an Employee has not been a Participant because he or she has been in an ineligible class of employment, such Employee shall become a Participant immediately upon becoming an eligible Employee.
.4 Accounts of Certain Individuals — If an Employee was a participant in the Prior Plan and is ineligible to participate in this Plan, his or her accounts under the Prior Plan shall be transferred to the Trust Fund as described in Section 5.11. If an Employee was a Participant in this Plan but becomes ineligible to participate, his or her Accounts shall be retained in the Trust Fund. In either of such events, such Accounts shall share in any increase or decrease in the net worth of the Trust Fund as described in Section 5.4. However, an Employee shall not be eligible to share in any Employer Contributions, nor shall he or she be eligible to make Employee Contributions, until he or she is an eligible Employee. Except for ineligibility to share in Employer Contributions and to make Employee Contributions as described above, such Employee shall be subject to all of the provisions of the Plan.
.5 Owner-Employees — Owner-Employees may become Participants in the Plan pursuant to this subsection. Contributions may be made by or on behalf of an Owner-Employee for any Plan Year provided that the Plan meets the requirements of Code § 401(a), and the Plan provides that contributions on behalf of any owner- employee may be made only with respect to the earned income of such owner-employee which is derived from the trade or business with respect to which such Plan is established.
.2 Eligibility to Share in Employer Contributions — An Employee shall be eligible to share in any Employer Contributions for each Plan Year, beginning with the Plan Year in which he or she:
.1 becomes a Participant as provided in Section 3.1;
.2 satisfies the requirements of Section 13 of the Adoption Agreement; and
.3 is not ineligible to share in Employer Contributions as described in subsection 3.1(c) or (d).

An Employee’s share of Employer Contributions shall be computed under Section 13 of the Adoption Agreement.
.3 Years of Service — Hours of Service Method — If the Employer has elected the Hours of Service Method of computing Years of Service in Section 10 of the Adoption Agreement, Years of Service shall be computed as follows:
.1 Years of Service for Eligibility Purposes — An Employee shall receive credit for one Year of Service for the purposes of subsection 8(b) of the Adoption Agreement (referred to as a “Year of Eligibility Service”) if an Employee is credited with not less than 1,000 Hours of Service, as described in Section 3.5, in a twelve-consecutive-month period beginning on the day he or she first renders an Hour of Service. If subsection 8(b) of the Adoption Agreement requires more than one Year of Eligibility Service, the second and subsequent twelve-month periods shall begin on the anniversary of the date such Employee first rendered an Hour of Service. If subsection 8(b) of the Adoption Agreement requires only one Year of Eligibility Service and an Employee fails to satisfy the 1,000 Hours of Service Requirement in the first twelve-month period, the succeeding twelve-consecutive-month period shall commence with the first Plan Year which commences prior to the first anniversary of the day such Employee first renders an Hour of Service. If the Years of Eligibility Service required by subsection 8(b) of the Adoption Agreement consist of or include a fraction of a year, an Employee shall receive credit for such fraction on the date on which he or she completes, during the applicable twelve-month period or Plan Year, the applicable fraction of a year in the Service of the Employer without regard to the number of Hours of Service completed in such fraction of a year.
.2 Years of Service for Vesting Purposes — An Employee shall receive credit for one Year of Service for the purposes of Section 6.4 of the Plan (referred to as a “Year of Vesting Service”) for each Plan Year in which he or she is credited with not less than 1,000 Hours of Service, as described in Section 3.5. However, an Employee shall not receive credit for a Year of Vesting Service in any Plan Year specified in subsection 17(c) of the Adoption Agreement. If an Employee completes a Break in Service but subsequently returns to the Service of the Employer, he or she shall retain credit for the Years of Vesting Service completed at the time the Break in Service began.
.3 Break in Service — An Employee shall complete a one-year Break in Service at the close of any Plan Year in which he or she is not credited with more than 500 Hours of Service, as described in Section 3.5. An Employee shall complete a five-year Break in Service when he or she has completed five consecutive one-year Breaks in Service. Solely for purposes of determining whether a break in service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under this subsection by reason of any such pregnancy or placement shall not exceed 501 Hours of Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following computation period.
.4 Years of Service — Continuous Service Method — If the Employer has elected the Continuous Service Method of computing Years of Service in Section 10 of the Adoption Agreement, Years of Service for both eligibility and vesting purposes shall be based on Period of Service.
.1 Period of Service — A Period of Service shall be measured from the first date on which an Employee renders an Hour of Service, as described in Section 3.5, until the day before he or she begins a Break in Service, as described in subsection 3.4(d). If an Employee completes a Break in Service but subsequently returns to the Service of the Employer, he or she shall retain credit for the Period of Service completed at the time the Break in Service began and shall begin another Period of Service on the first date on which he or she is credited with one Hour of Service. Two or more such separate Periods of Service shall be combined to determine the total Period of Service.

.2 Years of Service for Eligibility Purposes — During an Employee’s Period of Service, he or she shall ordinarily be credited with one Year of Service for eligibility purposes under subsection 8(b) of the Adoption Agreement (referred to as a “Year of Eligibility Service”) on the first anniversary of the date on which he or she first rendered an Hour of Service to the Employer and an additional Year of Eligibility Service on each subsequent anniversary of such date. However, if an Employee has two or more Periods of Service which are combined as described in subsection 3.4(a), he or she shall be credited with one Year of Eligibility Service on the date on which he or she completes a total Period of Service equal to 365 days and an additional Year of Eligibility Service on each subsequent date on which he or she completes an additional Period of Service equal to 365 days. If the Years of Eligibility Service required by subsection 8(b) of the Adoption Agreement consist of or include a fraction of a year, an Employee shall receive credit for such fraction on the date on which he or she completes a Period of Service equal to the product of such fraction multiplied by 365 days.
.3 Years of Service for Vesting Purposes — During an Employee’s Period of Service, he or she shall ordinarily receive credit for one Year of Service for vesting purposes under Section 6.4 of the Plan (referred to as a “Year of Vesting Service”) on the first anniversary of the date on which he or she first rendered an Hour of Service and an additional Year of Vesting Service on each subsequent anniversary of such date. A Period of Service shall not include any period of time excluded from Vesting Service by subsection 17(c) of the Adoption Agreement. An Employee shall be credited with one Year of Vesting Service on the date on which he or she completes a total Period of Service equal to 365 days and an additional Year of Vesting Service on each subsequent date on which he or she completes an additional Period of Service equal to 365 days.
.4 Break in Service — An Employee shall begin a Break in Service on the earlier of:
.A the date on which he or she retires, voluntarily resigns, is discharged or dies; or
.B the first anniversary of the date on which an Employee is first absent (with or without compensation) from active Service with the Employer for any reason other than retirement, voluntary resignation, discharge or death, such as vacation, holiday, illness, temporary disability, leave of absence or layoff.
A Break in Service is a period of at least 12 consecutive months during which an Employee is not employed by the Employer. An Employee shall complete a one-year Break in Service if he or she does not render at least one Hour of Service to the Employer before the first anniversary of the date on which he or she began a Break in Service. However, if the Employer grants a leave of absence, such Employee shall not incur a Break in Service provided he or she returns to active Service with the Employer on or before the expiration of the leave of absence. An Employee shall complete a five-year Break in Service when he or she has completed five consecutive one-year Breaks in Service. Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under this subsection by reason of any such pregnancy or placement shall not exceed 501 Hours of Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following computation period.
.5 Special Entry Date — If an Employee’s Service terminates due to retirement, voluntary resignation, discharge or any other reason, and such Employee has not satisfied the minimum age and Years of Eligibility Service requirements but returns to active Service before completing a Break in Service, such Employee shall become a Participant retroactive to the earliest Entry Date on which he or she would have become a Participant if such termination or absence had not occurred.

.5 Hours of Service — An Employee shall receive credit for one Hour of Service to the Employer, determined in accordance with Section 10 of the Adoption Agreement, for:
.1 Performance of Duties — Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited for the computation period or periods in which the duties are performed;
.2 Vacation, Illness, Leave of Absence — Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether his or her Service was terminated) due to vacation, holiday, illness, temporary disability, layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period);
.3 Back Pay — Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under subsection (a) or subsection (b), as the case may be, and under this subsection (c). These hours shall be credited for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and
.4 Purpose of Code § 414(n) — Each Hour of Service of an Employee as defined under Code § 414(n) or § 414(o) and the regulations thereunder.
The computation of Hours of Service under Section 10 of the Adoption Agreement and this Section shall in any event be calculated and credited as required by Section 2530.200b-2 of the United States Department of Labor regulations.
.6 Affiliated Employer — In determining eligibility to participate under Article III and non-forfeitable interest under Article VI, Years of Service, Periods of Service and Hours of Service shall be treated as if they had been accumulated with the Employer if they have been accumulated with any of the following: an Affiliated Employer, named pursuant to Section 22 of the Adoption Agreement; a corporation which is a member of a controlled group of corporations, as defined in Code § 414(b), of which the Employer is also a member; a member of a group of trades or businesses under common control, as defined in Code § 414(c), of which the Employer is also a member and any other entity required to be aggregated with the Employer pursuant to Code § 414(o) and the regulations thereunder; a member of an affiliated service group, as defined in Code § 414(m), of which the Employer is also a member; or a predecessor of the Employer, if the Employer maintains a plan of such predecessor or is required by Code § 414(a) to give credit for Periods of Service or Hours of Service with such predecessor. For Plan Years beginning after December 31, 1989, Plans may be aggregated in order to satisfy Code § 401(m) only if they have the same Plan Year.

CONTRIBUTIONS
.1 Employer Contributions — For each Plan Year ending after the Effective Date, the Employer shall contribute to the Trust Fund the amounts described below:
.1 Money Purchase Plan — If the Employer adopted this Plan as a Money Purchase Plan, the Employer shall contribute to the Trust Fund the amount specified in Section 13 of the Adoption Agreement.
.2 401(k) Employer Contributions — If the Employer adopted this Plan as a 401(k) Plan, the Employer shall contribute to the Salary Deferral Accounts in the Trust Fund the amount specified in Section 13 of the Adoption Agreement. The limitations on Employer Contributions set forth in subsection 4.1(c) also apply. In addition, the provisions in Sections 4.5 through 4.14 shall apply.

.3 Profit Sharing Plan — If the Employer elected to make Profit Sharing contributions pursuant to subsection 13(i) of the Adoption Agreement, the Employer may contribute to the Trust Fund the amount specified in such subsection. Any amount held in the Suspense Account described in Section 5.10 shall be deemed to be an Employer Contribution. In no event, however, shall the Employer contribute an amount greater than the lesser of: (i) 25% of the total Compensation paid to all Participants during such Plan Year plus such additional amount, if any, as it may deduct as a carryover under Code § 404(a)(3), or (ii) the sum of amounts described in Sections 5.6 through 5.9 or Section 8.3, whichever is applicable, for all Participants reduced, but not below zero, by the amounts held in the Suspense Account described in Section 5.10. Employer Contributions shall be allocated to each Participant who is eligible as specified in subsection 13(i) of the Adoption Agreement and in the manner as specified in subsection 13(i) of the Adoption Agreement.
.4 Integrated Allocation Formula — If the Employer elected to allocate contributions pursuant to an integrated allocation formula under section 13 of the Adoption Agreement, the Employer shall make contributions in proportion to a designated percent of each Participant’s Compensation plus a fixed percent of each Participant’s Compensation in excess of the “integration level,” subject to the permitted disparity requirements.
.A Permitted Disparity — Subject to the overall permitted disparity limits, Employer contributions for the Plan Year plus any forfeitures shall be allocated to the account of each Participant who is eligible for contributions as specified in section 13 of the Adoption Agreement as follows:
First, contributions and forfeitures shall be allocated to each Participant’s account in the ratio that each Participant’s total Compensation bears to all Participants’ total Compensation, but not in excess of 3% of each Participant’s Compensation.
Second, any contributions and forfeitures remaining after the allocation in Step One shall be allocated to each Participant’s account in the ratio that each Participant’s Compensation for the Plan Year in excess of the integration level bears to the excess Compensation of all Participants, but not in excess of 3% of each Participant’s Compensation. For purposes of this subsection (B), in the case of any Participant who has exceeded the cumulative permitted disparity limit described below, such Participant’s total Compensation for the Plan Year shall be taken into account.
Third, any contributions and forfeitures remaining after the allocation in subsection (B) shall be allocated to each Participant’s account in the ratio that the sum of each Participant’s total Compensation and Compensation in excess of the integration level bears to the sum of all Participants’ total Compensation and Compensation in excess of the integration level, but not in excess of the profit sharing maximum disparity rate. For purposes of this subsection (C), in the case of any Participant who has exceeded the cumulative permitted disparity limit described below, two times such Participant’s total Compensation for the Plan Year shall be taken into account.
Fourth, any remaining contributions or forfeitures shall be allocated to each Participant’s account in the ratio that each Participant’s total Compensation for the Plan Year bears to all Participants’ total Compensation for that year. The integration level shall be equal to the taxable wage base or such lesser amount elected by the Employer in the Adoption Agreement. The taxable wage base is the contribution and benefit base under section 230 of the Social Security Act at the beginning of the Plan Year.
The above allocation formula incorporates a 3% Top-Heavy minimum contribution. Subsections (A) and (B) above only apply in years when the Plan is Top-Heavy.

.B Overall Permitted Disparity Limits —
Annual Overall Permitted Disparity Limit: Notwithstanding the preceding paragraphs, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in Code § 408(k), maintained by the Employer that provides for permitted disparity (or imputes disparity), Employer contributions and forfeitures shall be allocated to the account of each Participant who is eligible for contributions as specified in section 13 of the Adoption Agreement in the ratio that such Participant’s total Compensation bears to the total Compensation of all Participants.
Cumulative Permitted Disparity Limit: Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is 35 total cumulative permitted disparity years. Total cumulative permitted years means the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant’s cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.
The maximum profit sharing disparity rate is equal to the lesser of 5.7% or the applicable percentage determined in accordance with the table below:
“Permitted disparity limit” means the percentage provided by the following table wherein TWB means the Taxable Wage Base:

If the “Integration Level” is:		The “Permitted Disparity
MORE THAN	BUT:	Limit” is
• 0%	• NOT MORE THAN the greater of $10,000 or 20% of the TWB	5.7%

• The greater of $10,000 or 20% of the TWB	• NOT MORE THAN 80% of the TWB	4.3%

• 80% of the TWB	• LESS THAN 100% of the TWB	5.4%

• 100% of the TWB	• N/A	5.7%
If the Plan is Top-Heavy and Subsections 4.1(d)(i)(A)&(B) apply, the maximum profit sharing permitted disparity rate is equal to the lesser of 2.7% or the applicable percentage determined in accordance with the table below:
“Permitted disparity limit” means the percentage provided by the following table wherein TWB means the Taxable Wage Base:

If the “Integration Level” is:		The “Permitted Disparity
MORE THAN	BUT:	Limit” is
• 0%	• NOT MORE THAN the greater of $10,000 or 20% of the TWB	2.7%

• The greater of $10,000 or 20% of the TWB	• NOT MORE THAN 80% of the TWB	1.3%

• 80% of the TWB	• LESS THAN 100% of the TWB	2.4%

• 100% of the TWB	• N/A	2.7%

.5 Cross-Tested Allocation Formula — If the Employer elected to allocate contributions pursuant to a cross-tested allocation formula under Section 13 of the Adoption Agreement, the Employer will determine the total amount of contributions for each Plan Year and either allocate such total amount to Participant groups (the “Participant Group Allocation method”), or allocate such total amount using age weighted allocation rates (the “Age Weighted Allocation method”). Employer contributions will be allocated to each Eligible Participant.
.A Participant Group Allocation Method — If the Employer has elected the Participant Group Allocation method in the Adoption Agreement, each Eligible Participant will constitute a “separate allocation group” for purposes of allocating contributions. Only a limited number of allocation rates (defined below) is permitted, and the number of allocation rates cannot be greater than the maximum allowable number of allocation rates. The maximum allowable number of allocation rates is equal to the sum of the allowable number of allocation rates for eligible Non-Highly Compensated Employees and the allowable number of allocation rates for eligible Highly Compensated Employees. The allowable number of allocation rates for eligible Highly Compensated Employees is equal to the number of eligible Highly Compensated Employees, limited to 25. The allowable number of Non-Highly Compensated Employees allocation rates depends on the number of eligible Non-Highly Compensated Employees, limited to 25.
The allocation will be made as follows: First, the total amount of contributions is allocated among the deemed aggregated allocation groups in portions determined by the Employer. A deemed aggregated allocation group consists of all of the separate allocation groups that have the same allocation rate. Second, within each deemed aggregated allocation group, the allocated portion is allocated to each Eligible Participant in the ratio that such Eligible Participant’s Compensation, as defined in Section 2.23, bears to the total Compensation of all Eligible Participants in the group. An allocation rate is the amount of contributions allocated to an Eligible Participant for a Plan Year, expressed as a percentage of his or her Compensation. The number of eligible Non-Highly Compensated Employees to which a particular allocation rate applies must reflect a reasonable classification of Eligible Participants, and no Eligible Participant can be assigned to more than one deemed aggregated allocation group for a Plan Year.
For plans with only one or two eligible Non-Highly Compensated Employees, the allowable number of Non-Highly Compensated Employee allocation rates is one. For plans with 3 to 8 eligible Non-Highly Compensated Employees, the allowable number of Non-Highly Compensated Employee allocation rates cannot exceed two. For plans with 9 to 11 eligible Non-Highly Compensated Employees, the allowable number of Non-Highly Compensated Employee allocation rates cannot exceed three. For plans with 12 to 19 eligible Non-Highly Compensated Employees, the allowable number of Non-Highly Compensated Employee allocation rates cannot exceed four. For plans with 20 to 29 eligible Non-Highly Compensated Employees, the allowable number of Non-Highly Compensated Employee allocation rates cannot exceed five. For plans with 30 or more eligible Non-Highly Compensated Employees, the allowable number of Non-Highly Compensated Employee allocation rates cannot exceed the number of eligible Non-Highly Compensated Employees divided by five (rounded down to the next whole number if the result of dividing is not a whole number), but shall not exceed 25.
.B Age Weighted Allocation Method — If the Age Weighted Allocation method is elected in the Adoption Agreement, the total Employer contribution will be allocated to each Eligible Participant such that the equivalent benefit accrual rate for each Eligible Participant is identical. The equivalent benefit accrual rate is the annual annuity commencing at the Participant’s testing age, expressed as a percentage of the Participant’s Compensation, as defined in Section 2.23, which is provided from the allocation of employer contributions and Forfeitures for the Plan Year, using standardized actuarial assumptions that satisfy Regulations § 1.401(a)(4)-12. The employee’s testing age is the later of normal retirement age or the employee’s current age.
.C Minimum Allocation Gateway — Any allocation of contributions must satisfy the minimum allocation gateway. Each eligible Non-Highly Compensated Employee must have an allocation rate (defined above) that is not less than the lesser of 5%, or one-third of the allocation rate of the Highly Compensated Employee with the highest allocation rate.

.6 Restoration of Forfeitures — If Section 6.6 requires the restoration of any amounts forfeited by a Participant prior to a Break in Service, the Employer shall contribute, within a reasonable time after the repayment described in Section 6.6, an amount which, when added to the amounts described in subsections 5.3(a) and (b), shall be sufficient to restore the amounts previously forfeited. Such contribution shall be made without regard to the Adjusted Net Income for the Plan Year.
.2 Employer’s Representations — In adopting this Plan, the Employer does not promise to make any contribution to the Trust Fund in any Plan Year other than as described in Section 13 of the Adoption Agreement and Sections 4.1, 6.6 and 8.3 of this Plan.
.3 Return of Contributions — Upon request of the Employer, the Trustee shall return:
.1 To the Employer and those Participants who have made contributions, any contributions made under this Plan (adjusted to reflect any earnings or loss and any appreciation or depreciation attributable thereto) if the Internal Revenue Service refuses to issue an initial determination letter to the effect that this Plan and the Trust Fund meet the requirements of the Code but only if the application for qualification is made by the time prescribed by law for filing the Employer’s tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe. Such contributions shall be returned within one year after the date of such denial of qualification and this Plan and the Trust Fund shall thereupon terminate; and
.2 To the Employer or any Participant, any Employer Contribution or Employee Contribution made under a good faith mistake of fact, and to the Employer, any Employer Contribution conditioned in good faith upon its deductibility under Code § 404. The amount which may be returned may not exceed the amount contributed (reduced to reflect any loss or depreciation attributable thereto) over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Appropriate reductions shall be made in the accounts of Participants to reflect the return of any contributions previously credited to such accounts. However, no contribution shall be returned to the extent that such reduction would reduce the account of a Participant to an amount less than the balance that would have been credited to his account had the contribution not been made. Any contribution made under a mistake of fact shall be returned within one year after the date of payment. Any contribution conditioned on its deductibility shall be returned within one year after it is disallowed as a deduction.
.4 Employee After-Tax Contributions — The Plan shall not accept After-Tax Contributions or Matching Contributions for Plan Years beginning on or after January 1, 1989 unless this Plan is adopted as a 401(k) Plan. Any such contributions made after December 31, 1986 and prior to the Plan Year beginning on or after January 1, 1989 shall be limited pursuant to Code § 401(m). If the Adoption Agreement allows a Participant to make After-Tax Contributions, such Contributions shall be collected by payroll deductions after a Participant has filed an appropriate salary reduction authorization form with the Employer. Any such salary reduction authorization shall remain in effect until changed. A Participant may change or terminate his or her contributions at such times as the Employer determines by filing a new salary reduction authorization form with the Employer. Any change or termination shall be effective the first day of the following pay period and shall remain effective until changed. In addition to any contributions collected through payroll deductions, a Participant may make a lump sum contribution to the Trust Fund in any Plan Year by delivering to the Employer before the end of such Plan Year a check payable to the Trustee in the amount the Participant desires to contribute. All Employee After-Tax Contributions shall be remitted to the Trustee no later than the 15th business day of the month following the month in which the Participant contribution amounts are received by the Employer (in the case of amounts that a Participant pays to an Employer) or the 15th business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash.
.5 Roth Contributions — If the Employer adopted this Plan as a 401(k) Plan, the Participant and the Employer may enter into a written Salary Reduction Agreement. beginning with the effective date specified in the Adoption Agreement but in no event before the first day of the first taxable year beginning on or after January 1, 2006.

.1 Separate Account — As of the effective date specified in the Adoption Agreement, the Plan shall accept Roth Contributions made on behalf of Participants. A Participant’s Roth Contributions shall be allocated to a separate Account maintained for such deferrals as described in section (ii) below. Unless specifically stated otherwise, Roth Contributions shall be subject to the same limitations and rules which apply to Salary Deferrals for all purposes under the Plan.
.2 Separate Accounting — Contributions and withdrawals of Roth Contributions shall be credited and debited to the Roth Contributions Account maintained for each Participant. The Plan shall maintain a record of the amount of Roth Contributions in each Participant’s Roth Contributions Account. Gains, losses, and other credits or charges shall be separately allocated on a reasonable and consistent basis to each Participant’s Roth Contributions Account and the Participant’s other Accounts under the Plan. No contributions other than Roth Contributions and properly attributable earnings shall be credited to each Participant’s Roth Contributions Account.
.3 Direct Rollovers — Notwithstanding Section 7.7, a direct rollover of a distribution from a Roth Contributions Account under the Plan shall only be made to another Roth Contributions Account under an applicable retirement plan described in Code § 402A(e)(1) or to a Roth IRA described in Code § 408A, and only to the extent the rollover is permitted under the rules of Code § 402(c). Notwithstanding Section 7.7, unless otherwise provided by the Employer in the Adoption Agreement, the Plan shall accept a rollover contribution to a Roth Contributions Account only if it is a direct rollover from another Roth Contributions Account under an applicable retirement plan described in Code § 402A(e)(1) and only to the extent the rollover is permitted under the rules of Code § 402(c).
.4 Less than $200 — The Plan shall not provide for a direct rollover (including an automatic rollover) for distributions from a Participant’s Roth Contributions Account if the amount of the distributions that are eligible rollover distributions are reasonably expected to total less than $200 during a year. In addition, any distribution from a Participant’s Roth Contributions Account is not taken into account in determining whether distributions from a Participant’s other Accounts are reasonably expected to total less than $200 during a year. However, eligible rollover distributions from a Participant’s Roth Contributions Account are taken into account in determining whether the total amount of the Participant’s Account balances under the Plan exceeds $1,000 for purposes of mandatory distributions from the Plan.
.5 At least $500 — The provisions of the Plan that allow a Participant to elect a direct rollover of only a portion of an eligible rollover distribution but only if the amount rolled over is at least $500 is applied by treating any amount distributed from the Participant’s Roth Contributions Account as a separate distribution from any amount distributed from the Participant’s other Accounts in the Plan, even if the amounts are distributed at the same time.
.6 Correction of Excess Contributions — In the case of a distribution of Excess Contributions, a Highly Compensated Employee may designate the extent to which the excess amount is composed of pre-tax Salary Deferrals and after-tax Roth Contributions but only to the extent such types of deferrals were made for the Plan Year. If the Highly Compensated Employee does not designate which type of elective deferrals are to be distributed, the Plan will distribute pre-tax Salary Deferrals first.
.6 Salary Reduction — If the Employer adopted this Plan as a 401(k) Plan, the Participant and the Employer may enter into a written Salary Reduction Agreement which shall provide for Salary Reduction as follows:
.1 Salary Reduction Agreement —
.A Employee Payroll Deduction — The Participant agrees to accept a reduction in salary by payroll deduction pursuant to Section 11 of the Adoption Agreement;
.B Employer Salary Deferral Contribution and Roth Contribution — The Employer agrees to make a Salary Deferral Contribution equal to a Participant’s payroll deduction to such Participant’s Salary Deferral Account and a Roth Contribution equal to a Participant’s payroll deduction to such Participant’s Roth Contribution Account. All Salary Reduction Contributions shall be remitted to the Trustee no later than the 15th business day of the month following the month in which the Participant contribution amounts are received by the Employer (in the case of amounts that a Participant pays to an Employer) or the 15th business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash;

.C Non-Forfeitable — The entire amount credited to such Participant’s Salary Deferral Account and to the Roth Contribution Account shall be non-forfeitable;
.D Effective Date — The Salary Reduction Agreement shall be effective for the payroll period indicated in the Agreement which begins following the execution of the Agreement and shall continue in effect until the earlier of an amendment, revocation as provided in Section 11 of the Adoption Agreement, or termination of Service.
.2 Negative Election Contributions —
.A Contributions — If elected by the Employer in subsection 11(c) of the Adoption Agreement, if at the time that an Employee becomes an Eligible Participant, such Eligible Participant does not elect to reduce his or her Compensation, his or her Compensation shall be reduced by the percentage specified by the Employer in subsection 11(c) of the Adoption Agreement. An amount equal to the reduction shall be contributed to the Plan on such Participant’s behalf as Salary Deferral. Such Participant’s Compensation shall continue to be reduced and Salary Deferral made to the Plan until such Participant elects to change or discontinue the percentage by which his or her Compensation is reduced by notice to the Employer as provided under (ii) below.
.B Notice — As of the date an Employee becomes an Eligible Participant, he or she may affirmatively elect not to have his or her Compensation reduced in accordance with (i) immediately above by a notice filed with the Employer prior to the date he or she becomes an Eligible Participant or within a reasonable period following the date that ends no later than the date Compensation subject to the reduction becomes available to the Eligible Participant. At the time an Employee becomes an Eligible Participant, the Employer shall provide such Employee with a notice explaining the automatic reduction in his or her Compensation and the right to elect either a different reduction amount or no reduction. The notice shall describe the procedures for making such an election and the period in which such an election must be made. In addition, the Employer shall provide annual notices to Eligible Participants regarding the percentage or dollar amount by which their Compensation is being reduced, if any, and their right to elect cash or change such percentage or dollar amount by notice to the Employer at any time.
.3 Employer Amendment — The Employer may also unilaterally amend or revoke in writing the Salary Reduction Agreements of Highly Compensated Employees to comply with Code § 401(k).
.7 Catch-Up Contributions — If elected by the Employer in subsection 11(b) of the Adoption Agreement, all Participants who are eligible to make Salary Deferrals and/or Roth Contributions and who have attained age 50 before the close of the Plan Year shall be eligible to make Catch-Up Contributions in accordance with, and subject to the limitations of Code § 414(v). Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code §§ 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code §§ 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such Catch-Up Contributions.
.8 Distribution of Excess Salary Deferrals and Roth Contributions — If the Employer adopted this Plan as a 401(k) Plan, this section and subsection 4.5(f) apply.
.1 Notice — A Participant may assign to the Plan any Excess Salary Deferrals made during a calendar year by notifying the Plan Administrator by March 15 of the amount of the Excess Salary Deferrals to be assigned to the Plan.

.2 Distribution — Notwithstanding any other provision of the Plan, if an Employee gives notice under (a) immediately above, Excess Salary Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Salary Deferrals were allocated for the preceding year and who claims Excess Salary Deferrals for such calendar year.
.3 Determination of Income or Loss — Excess Salary Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Deferrals is the sum of (i) income or loss allocable to the Participant’s Salary Deferral Account for the taxable year multiplied by a fraction, the numerator of which is such Participant’s Excess Deferrals for the year and the denominator is the Participant’s Salary Deferral Account balance without regard to any income or loss occurring during such taxable year, and (ii) 10% of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Participant’s taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.
.4 Claim — If a Participant claims Excess Salary Deferrals for the preceding calendar year, such Participant must submit claims in writing to the Plan Administrator by March 15.
.9 Percentage Limitation on Salary Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions — If the Employer adopted this Plan as a 401(k) Plan, this section applies.
.1 The Actual Deferral Percentage Test — Prior Year Testing — The Actual Deferral Percentage (ADP) for a Plan Year for Eligible Participants who are Highly Compensated Employees for each Plan Year and the prior year’s ADP for Eligible Participants who were Non-Highly Compensated Employees for the prior Plan Year shall satisfy one of the following tests:
.A The ADP for a Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year’s ADP for Eligible Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or
.B The ADP for a Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year’s ADP for Eligible Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by two, provided that the ADP for Eligible Participants who are Highly Compensated Employees does not exceed the ADP for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than two percentage points.
For the first Plan Year in which the Plan permits any Participant to make Salary Deferrals and if this is not a successor plan, the prior year’s Non-Highly Compensated Employees’ ADP shall be 3 percent for purposes of the foregoing tests, unless the Employer has elected in the Adoption Agreement to use the Plan Year’s ADP for these Participants.
.2 The Actual Deferral Percentage Test — Current Year Testing — If elected by the Employer in the Adoption Agreement, the ADP tests in (i) and (ii), above, shall be applied by comparing the current Plan Year’s ADP for Participants who are Highly Compensated Employees with the current Plan Year’s ADP for Participants who are Non-Highly Compensated Employees. Once made, the Employer can elect Prior Year Testing for a Plan Year only if the Plan has used Current Year Testing for each of the preceding 5 Plan Years (or if lesser, the number of Plan Years the Plan has been in existence) or if, as a result of a merger or acquisition described in Code § 410(b)(6)(C)(i), the Employer maintains both a plan using Prior Year Testing and a plan using Current Year Testing and the change is made within the transition period described in Code § 410(b)(6)(C)(ii).
.3 Special Rules —
.A A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

.B The ADP for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who makes Salary Deferrals (and who is eligible to have Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Salary Deferrals for purpose of the ADP test) allocated to his or her Accounts under two or more arrangements described in Code § 401(k) and maintained by the Employer shall be determined as if such Salary Deferrals were made under a single arrangement. Such Salary Deferrals shall include Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Employer Contributions for purposes of the ADP test. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all Salary Deferrals made during the Plan Year under all such arrangements shall be aggregated. For Plan Years beginning before 2006, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated pursuant to regulations enacted under Code § 401(k).
.C In the event that this Plan satisfies the requirements of Code § 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of employees as if all such plans were a single plan. If more than 10 percent of the Employer’s Non-Highly Compensated Employees are involved in a plan coverage change as defined in Regulations § 1.401(k)-2(c)(4), then any adjustments to Non-Highly Compensated Employees’ ADP for the prior year will be made in accordance with such Regulations, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy Code § 401(k) only if they have the same Plan Year and use the same ADP testing method.
.D For purposes of determining the ADP test, Salary Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate. However, if prior year testing is used, such contributions must be made by the last day of the Plan Year to which the contributions relate.
.E The Employer must maintain records sufficient to demonstrate satisfaction of the ADP test, including the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.
.F The determination and treatment of the ADP amounts of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
.4 Employer Contributions — Qualified Matching Contributions and Qualified Nonelective Contributions may be taken into account as Employer Contributions for purposes of calculating the ADP as the Employer may determine. Notwithstanding any other provision, the use of the Qualified Nonelective Contribution correction method and the use of the prior year data for the same testing year shall not be allowed.
.10 Distribution of Excess Contributions — If the Employer adopted this Plan as a 401(k) Plan, this section applies.
.1 Distribution — Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer contributions taken into account in calculating the ADP test for the year in which the excess arose, beginning with the Highly Compensated Employees with the largest amount of such Employer contributions and continuing in descending order until all Excess Contributions have been allocated. For purposes of the preceding sentence, the “largest amount” is determined after distribution of any Excess Contributions. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax shall be imposed on the Employer maintaining the Plan with respect to such amounts. Excess Contributions (including the amounts recharacterized) shall be treated as Annual Additions under the Plan.

.2 Determination of Income or Loss — Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions allocated to each Participant is the sum of: (i) income or loss allocable to the Participant’s Salary Reduction Account (and, if applicable, the Qualified Contributions Account) for the Plan Year multiplied by a fraction, the numerator of which is such Participant’s Excess Contributions for the year and the denominator is the Participant’s account balance attributable to Salary Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year; and (ii) 10% of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution, if distribution is after the 15th day of such month.
.3 Accounting for Excess Contributions — Excess Contributions allocated to a Participant shall be distributed from the Participant’s Salary Deferral Account (and, if applicable, the Qualified Contributions Account) in proportion to the Participant’s Salary Deferrals and Qualified Matching Contributions for the Plan Year. Excess Contributions shall be distributed from the Participant’s Qualified Nonelective Contributions only to the extent that such Excess Contributions exceed the Participant’s Salary Deferral and Qualified Matching Contribution for the Plan Year.
.4 Recharacterization — To the extent provided in regulations under the Code, a Participant may elect to treat Excess Contributions allocated to a Participant’s Salary Deferral Account as amounts distributed to the Participant and contributed by the Participant to the Plan as an After-Tax Contribution if the Adoption Agreement in Section 12 permits Employee After-Tax Contributions. Recharacterized amounts shall remain nonforfeitable. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee Contributions made by that Employee would exceed any stated limit under the Plan on Employee Contributions. Recharacterization must occur no later than 2-1/2 months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts shall be taxable to the Participant for the Participant’s tax year in which the Participant would have received them in cash.
.11 Percentage Limitation on After-Tax Contributions and Matching Contributions under Code § 401(m) — This Section applies if the Adoption Agreement in Section 12 or 13 permits either Employee After-Tax Contributions, Employer Matching Contributions, or both.
.1 The Actual Contribution Percentage Test — Prior Year Testing — The Actual Contribution Percentage (ACP) for a Plan Year for Eligible Participants who are Highly Compensated Employees for each Plan Year and the prior year’s ACP for Eligible Participants who were Non-Highly Compensated Employees for the prior Plan Year shall satisfy one of the following tests:
.A The ACP for a Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year’s ACP for Eligible Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or
.B The ACP for a Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year’s ACP for Eligible Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by two, provided that the ACP for Eligible Participants who are Highly Compensated Employees do not exceed the ACP for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than two percentage points.
For the first Plan Year this Plan permits any participant to make Employee Contributions, provides for Matching Contributions or both, and this is not a successor plan, for purposes of the foregoing tests, the prior year’s Non-Highly Compensated Employee’s ACP shall be 3 percent unless the Employer has elected in the Adoption Agreement to use the Plan Year’s ACP for these Participants.

.2 The Actual Contribution Percentage Test — Current Year Testing — If elected by the Employer in the Adoption Agreement, the ACP tests in (i) and (ii), above, shall be applied by comparing the current Plan Year’s ACP for Participants who are Highly Compensated Employees for each Plan Year with the current Plan Year’s ACP for Participants who are Non-Highly Compensated Employees. Once made, the Employer can elect Prior Year Testing for a Plan Year only if the Plan has used Current Year Testing for each of the preceding 5 Plan Years (or if lesser, the number of Plan Years the Plan has been in existence) or if, as a result of a merger or acquisition described in Code § 410(b)(6)(C)(i), the Employer maintains both a plan using Prior Year Testing and a plan using Current Year Testing and the change is made within the transition period described in Code § 410(b)(6)(C)(ii).
.3 Special Rules —
.A A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.
.B If one or more Highly Compensated Employees participate in both a 401(k) Plan and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a 401(k) Plan shall be reduced in the manner described in the Plan so that the limit is not exceeded. The amount by which each Highly Compensated Employee’s Contribution Percentage Amounts are reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees do not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees. For Plan Years beginning on or after January 1, 2002, the multiple use test described in Treasury Regulation § 1.401(m)-2 shall not apply.
.C The Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Code § 401(a), or arrangements described in Code § 401(k), that are maintained by the Employer shall be determined as if the total of such Contribution Percentage Amounts were made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all Contribution Percentage Amounts made during the Plan Year under all such plans and arrangements shall be aggregated. For Plan Years beginning before 2006, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code § 401(m).
.D In the event that this Plan satisfies the requirements of Code §§ 401(a)(4), 401(m) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code §§ 401(a)(4), 401(m) or 410(b) only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. If more than 10 percent of the Employer’s Non-Highly Compensated Employees are involved in a plan coverage change as defined in Regulations § 1.401(m)-2(c)(4), then any adjustments to the Non-Highly Compensated Employees’ ACP for the prior year shall be made in accordance with such Regulations, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy Code § 401(m) only if they have the same Plan Year and use the same ACP testing method. However, if prior year testing is used, such contributions must be made by the last day of the Plan Year to which the contributions relate.
.E For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust Fund. Matching Contributions and Qualified Nonelective Contributions shall be considered made for a Plan Year if made by the date specified in the applicable regulations, and allocated to a Participant’s account for the Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

.F The Employer must maintain records sufficient to demonstrate satisfaction of the ACP test, including the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.
.G Notwithstanding any other provision, the use of the Qualified Nonelective Contribution correction method and the use of the prior year data for the same testing year shall not be allowed.
.H The determination and treatment of the Contribution Percentage of any Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
.12 Distribution of Excess Aggregate Contributions — This Section applies if the Adoption Agreement permits either Employee After-Tax Contributions, Employer Matching Contributions, or both.
.1 Distribution — Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or, if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the “largest amount” is determined after distribution of any Excess Aggregate Contributions. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax shall be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.
.2 Determination of Income or Loss — The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Aggregate Contributions allocated to each participant is the sum of: (i) income or loss allocable to the Participant’s After-Tax Contribution Account, Qualified Contribution Account (if any, and if all amounts therein are not used in the ADP test) and Salary Reduction Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant’s Excess Aggregate Contributions for the year and the denominator is the Participant’s Account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and (ii) 10% of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.
.3 Forfeitures of Excess Aggregate Contributions — Forfeitures of Excess Aggregate Contributions may either be reallocated to the accounts of Non-Highly Compensated Employees or applied to reduce Employer Contributions, as determined by the Employer in the Adoption Agreement. Amounts forfeited by Highly Compensated Employees under this Section shall be treated as Annual Additions under the Plan.
.4 Accounting for Excess Aggregate Contributions — Excess Aggregate Contributions allocated to a Participant shall be forfeited, if forfeitable, or distributed on a pro rata basis from the applicable Participant’s After-Tax Contribution Account, Employer Contribution Account, or Salary Reduction Account to which they were initially allocated.

.5 Allocation of Forfeitures — Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer Contributions or, if none are required because of termination of the Plan, shall be allocated, after all other Forfeitures under the Plan, to each Employer Contribution Account in the ratio to which each Employee’s Compensation for the Plan Year bears to the total Compensation of all Employees for such Plan Year. Such Forfeitures shall not be allocated to the account of any Highly Compensated Employee.
.13 Qualified Nonelective Contributions — This Section applies if the Employer makes Qualified Nonelective Contributions under the Plan on behalf of Employees under subsection 13(h) of the Adoption Agreement. If the Employer has elected in the Adoption Agreement to use the Current Year Testing Method, the Employer may make Qualified Nonelective Contributions on behalf of Non-Highly Compensated Employees that are sufficient to satisfy either the ADP test or the ACP test, or both, pursuant to regulations under the Code, in lieu of distributing Excess Contributions or Excess Aggregate Contributions.
.14 Safe Harbor CODA —
.1 Rules of Application —
.A If the Employer has elected the Safe Harbor CODA option in subsection 13(c) of the Adoption Agreement, the provisions of this section shall apply for the Plan Year and any provisions relating to the ADP test described in Code § 401(k)(3) or the ACP test described in Code § 401(m)(2) do not apply.
.B To the extent that any other provision of the Plan is inconsistent with the provisions of this section, the provisions of this section govern.
.2 Definitions —
.A “ACP Test Safe Harbor” is the method described in subsection (d) of this section for satisfying the ACP test of Code § 401(m)(2).
.B “ACP Test Safe Harbor Matching Contributions” are Matching Contributions described in subsection (d) of this section.
.C “ADP Test Safe Harbor” is the method described in subsection (c) of this section for satisfying the test of Code § 401(k)(3).
.D “ADP Test Safe Harbor Contributions” are Matching Contributions and Nonelective Contributions described in subsection (c)(i) of this subsection.
.E “Compensation” is defined in section 2.23 of the Plan, except, for purposes of this section, no dollar limit, other than the limit imposed by Code § 401(a)(17), applies to the Compensation of a Non-Highly Compensated Employee.
.F “Eligible Employee” means an Employee eligible to make Salary Deferrals under the Plan for any part of the Plan Year or who would be eligible to make Salary Deferrals but for a suspension due to a hardship distribution described in section 7.11 of the Plan or to statutory limitations, such as Code §§ 402(g) and 415.
.G “Matching Contributions” are contributions made by the Employer on account of an Eligible Employee’s Salary Deferrals;

.3 ADP Test Safe Harbor —
.A ADP Test Safe Harbor Contributions —
Unless the Employer elects in the Adoption Agreement to make enhanced Matching Contributions, the Employer shall contribute for the Plan Year a Safe Harbor Matching Contribution to the Plan on behalf of each Eligible Employee equal to (i) 100 percent of the amount of the Employee’s Salary Deferrals that do not exceed 3 percent of the Employee’s Compensation for the Plan Year, plus (ii) 50 percent of the amount of the Employee’s Salary Deferrals that exceed 3 percent of the Employee’s Compensation but that do not exceed 5 percent of the Employee’s Compensation (“Basic Matching Contributions”).
Notwithstanding the requirement in (a) above that the Employer make the ADP Test Safe Harbor Contributions to this Plan, if the Employer so provides in the Adoption Agreement, the ADP Test Safe Harbor Contributions shall be made to the defined contribution plan indicated in the Adoption Agreement. However, such contributions shall be made to this Plan unless (i) each Employee eligible under this Plan is also eligible under the other plan and (ii) the other plan has the same Plan Year as this Plan.
The Participant’s accrued benefit derived from ADP Test Safe Harbor Contributions is nonforfeitable and shall be credited to the Participants Qualified Contributions Account. It may not be distributed earlier than separation from service, severance from employment (separation from service, for Plan Years beginning before 2002), death, disability, an event described in Code § 401(k)(10), or, in the case of a profit sharing plan, the attainment of age 59-1/2. In addition, such contributions must satisfy the ADP Test Safe Harbor without regard to permitted disparity under Code § 401(1).
.B Notice Requirement — At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer shall provide each Eligible Employee a comprehensive notice of the Employee’s rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. If an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes eligible but not later than the date the Employee becomes eligible.
.C Election Periods — In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a deferral election during the 30-day period immediately following receipt of the notice described in paragraph (ii) immediately above.
.4 ACP Test Safe Harbor —
.A ACP Test Safe Harbor Matching Contributions — In addition to the ADP Test Safe Harbor Contributions described in subsection (c)(i) of this section, the Employer shall make the ACP Test Safe Harbor Matching Contributions, if any, indicated in the Adoption Agreement for the Plan Year.
.B Vesting of ACP Test Safe Harbor Matching Contributions — ACP Test Safe Harbor Matching Contributions shall be vested as indicated in the Adoption Agreement and shall be credited to the Matching Contributions Account. Such contributions shall be fully vested at Normal Retirement Age, upon the complete or partial termination of the Plan, or upon the complete discontinuance of Employer contributions. Forfeitures of nonvested ACP Test Safe Harbor Matching Contributions shall be used to reduce the Employer’s contribution of such ACP Test Safe Harbor Matching Contributions.
.5 Top-Heavy Test — The Top-Heavy requirements of Code § 416 and Article VIII of the Plan shall not apply in any Plan Year beginning on or after January 1, 2002, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code § 401(k)(12) and Matching Contributions with respect to which the requirements of Code § 401(m)(11) are met.

PARTICIPANTS’ ACCOUNTS
.1 Participants’ Accounts — The Plan Administrator shall maintain separate Accounts in each Participant’s name to record the amount of his or her interest in the Trust Fund. Accounts may be designated as an Employer Contributions Account, After-Tax Contributions Account, Deductible Account, Rollover Account and Loan Account. In addition, if the Employer adopted this Plan as a 401(k) Plan, Accounts shall be established and designated as a Profit Sharing Contributions Account, Matching Contributions Account, Qualified Contributions Account and a Salary Deferral Account which shall be composed of two separate sub-accounts, namely, a Pre-Tax Account and a Roth Account. The Trustee shall not be required, however, to segregate Trust Fund assets because of the maintenance of separate accounts.
.2 Determination of Net Worth of Trust Fund — The Trustee shall determine the net worth of the Trust Fund as of each Valuation Date by valuing the assets of the Trust Fund at their fair market value on such date, and taking into account the income and expense of the Trust Fund determined on the accrual basis. The Trustee shall then determine the increase or decrease in the net worth of the Trust Fund occurring since the preceding Valuation Date. The Trustee shall not take into account any Contributions made by the Employer or by Participants or any increases or decreases on such Contributions since the previous Valuation Date, nor any Forfeitures or restorations of Forfeitures occurring since the last Anniversary Date.
.3 Restoration of Forfeitures — As of each Anniversary Date and after determining Forfeitures under Section 6.5, the Plan Administrator shall determine the Participants entitled, pursuant to Section 6.6, to restoration of amounts forfeited prior to a five-year Break in Service. The Plan Administrator shall allocate to the Employer Contributions Account of each such Participant, from the sources and in the order of priority described below, an amount sufficient to restore the amount previously forfeited by such Participant. The sources for restoration in the order in which they shall be applied are:
.1 Forfeitures — Any Forfeitures determined under Section 6.5;
.2 Excess Amounts — Any Excess Amounts then credited to the Suspense Account described in Section 5.10. If this Plan is adopted as a Money Purchase Pension Plan, any amounts not so applied shall be applied to reduce Employer Contributions for the Plan Year and credited as described in Section 5.5. If the Plan is adopted as a 401(k) Plan, any amounts not so applied shall be either reallocated as described in Section 5.5 or applied to reduce Employer Contributions as determined by Section 18 of the Adoption Agreement; provided, however, the Employer may elect to pay plan expenses from such forfeitures prior to any such reallocation.
.3 Plan Year Employer Contributions — Any Employer Contribution for the Plan Year, required to be contributed pursuant to subsection 4.1(d). This subsection 5.3(c) does not apply if this Plan is adopted as a Money Purchase Pension Plan.
.4 Allocation of Increase or Decrease in Net Worth and of Employee Contributions — As of each Valuation Date, the Plan Administrator shall allocate the increase or decrease in net worth of the Trust Fund, as determined under Section 5.2, among the Accounts of all Participants, including Participants whose Accounts are being held in the Trust Fund pending distribution. The allocation of the increase or decrease in net worth shall then be made in the ratio which the dollar value of each such Account bears to the aggregate dollar value of all such Accounts as of the preceding Valuation Date.
.5 Allocation of Balance of Employer Contributions — As of each Anniversary Date, the Plan Administrator shall determine the Participants eligible to share in Employer Contributions for that Plan Year in accordance with Section 3.2. After the allocations required by Sections 4.7, 4.9, 4.11, 5.3 and 5.4 have been made, the Plan Administrator shall then allocate the balance of Employer Contributions for the Plan Year, to the extent not allocated as required by such Sections, among the Employer Contributions Accounts of all such Participants as indicated in Section 13 of the Adoption Agreement. This allocation shall be made in the manner specified in Section 13 of the Adoption Agreement, may not be reduced on account of age, but shall be subject to the limitations of Sections 5.6 through 5.9, whichever is applicable.

.6 Annual Limitations if Only One Plan — If a Participant does not participate in, and has never participated in, any other Qualified Defined Contribution Plan, Qualified Defined Benefit Plan or a welfare benefit fund, as defined in Code § 419(e), maintained by the Employer, an individual medical account, as defined in Code § 415(l)(2) or a simplified employee pension, as defined in Code § 408(k), maintained by the Employer and which provides an Annual Addition, the amount of Annual Additions which may be allocated to the Participant’s Accounts for a Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer Contributions that would otherwise be contributed or allocated to a Participant’s Accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year shall equal the Maximum Permissible Amount.
.1 Preliminary Determination of Maximum Permissible Amount — Prior to the determination of a Participant’s actual Limitation Compensation for a Limitation Year, the Plan Administrator shall determine the Maximum Permissible Amount on the basis of a Participant’s estimated Limitation Compensation for such Limitation Year. A Participant’s estimated Limitation Compensation shall be determined on a reasonable basis and in the same manner as for all other Participants similarly situated.
.2 Final Determination of Maximum Permissible Amount — As soon as is administratively feasible after the end of the Limitation Year, the Plan Administrator shall determine the Maximum Permissible Amount for such Limitation Year on the basis of a Participant’s actual Limitation Compensation for such Limitation Year.
.3 Disposition of Excess Amounts — If pursuant to subsection 5.6(b) or as a result of the allocation of Forfeitures, there is an Excess Amount the excess will be disposed of as follows:
.A Any After-Tax Contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, will be returned to the Participant;
.B If after the application of paragraph (i) an Excess Amount still exists, any Salary Deferrals (plus attributable earnings), and then Roth Contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, will be distributed to the Participant;
.C If after the application of paragraph (ii) an Excess Amount still exists, and the Participant is covered by the plan at the end of the Limitation Year, the Excess Amount in the Participant’s Account will be used to reduce Employer Contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year and each succeeding Limitation Year if necessary;
.D If after the application of paragraph (ii) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;
.E If a suspense account is in existence at any time during a Limitation Year pursuant to this subsection, it will not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to Participants’ Accounts before any Employer or any Employee Contributions may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants or former Participants.

.7 Annual Limitations if Other Master or Prototype Plans —
.1 Amount of Annual Additions — If, in addition to this Plan, a Participant is covered under any other Qualified Defined Contribution Plan or Plans (all of which are qualified Master or Prototype Plans maintained by the Employer) or a welfare benefit fund, as defined in Code § 419(e), maintained by the Employer or an individual medical account, as defined in Code § 415(l)(2), or simplified employee pension maintained by the Employer and which provides an Annual Addition, the amount of Annual Additions which may be allocated to such Participant’s Accounts under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions allocated to such Participant’s Accounts under the other Plans, welfare benefit funds, individual medical accounts and simplified employee pensions for the same Limitation Year; provided, however, that the limitation under Code § 415(c)(1)(B) shall not apply to amounts allocated to an individual medical account and treated as annual additions pursuant to Code § 415(l). If the Annual Additions allocated to a Participant’s Accounts under other Qualified Defined Contribution Plans, welfare benefit funds maintained by the Employer, individual medical accounts and simplified employee pensions are less than the Maximum Permissible Amount, and the Employer Contribution that would otherwise be contributed or allocated to such Participant’s Accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated to this Plan shall be reduced so that the Annual Additions under all such Plans for the Limitation Year shall equal the Maximum Permissible Amount. If the Annual Additions allocated to a Participant’s Accounts under such other Defined Contribution Plans, welfare benefit funds, individual medical accounts and simplified employee pensions in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount shall be contributed or allocated to such Participant’s Accounts under this Plan for the Limitation Year.
.2 Preliminary Determination of Maximum Permissible Amount — Prior to the determination of a Participant’s actual Limitation Compensation for the Limitation Year, the Plan Administrator shall determine the amounts referred to in subsection 5.7(a), above, on the basis of such Participant’s estimated Limitation Compensation for such Limitation Year. A Participant’s estimated Limitation Compensation shall be determined on a reasonable basis and in the same manner as for all other Participants similarly situated.
.3 Final Determination of Maximum Permissible Amount — As soon as is administratively feasible after the end of the Limitation Year, the Plan Administrator shall determine the amounts referred to in subsection 5.7(a) on the basis of a Participant’s actual Limitation Compensation for such Limitation Year.
.4 Identification of Excess Amount — If a Participant’s Annual Additions under this Plan and all such other plans result in an Excess Amount, such Excess Amount shall be deemed to consist of the amounts last allocated, except that annual additions attributable to a welfare benefit fund or individual medical account shall be deemed to have been allocated first regardless of the actual allocation date. If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan shall be the product of: (i) the total Excess Amount allocated as of such date (including any amount which would have been allocated but for the limitations of Code § 415) multiplied by (ii) the ratio of (A) the amount allocated to such Participant as of such date under this Plan to (B) the total amount allocated as of such date under all Qualified Defined Contribution Plans (determined without regard to the limitations of Code § 415).
.5 Disposition of Excess Amounts — If the application of this Section 5.7 results in an Excess Amount attributed to this Plan, such Excess Amount shall be disposed of as provided in subsection 5.6(c).
.8 Annual Limitations if Qualified Defined Contribution Plans Other Than Master or Prototype Plans — If a Participant is also covered under another plan maintained by the Employer which is a Qualified Defined Contribution Plan other than a Master or Prototype Plan or a welfare benefit fund, as defined in Code § 419(e), the amount of Annual Additions allocated to such Participant’s Accounts under this Plan for a Limitation Year shall be limited in accordance with the provisions of Section 5.7, as though the other plan were a Master or Prototype Plan, unless the Employer provides other limitations in the Adoption Agreement.
.9 Suspense Account — Excess Amounts to be disposed of pursuant to subsection 5.6(c) shall be credited to an account in the Trust Fund, to be known as the “Suspense Account.” Amounts credited to the Suspense Account shall be allocated as of each Anniversary Date to restore amounts previously forfeited, as described in subsection 5.3(b). If a Suspense Account is in existence at any time during a year pursuant to subsection 5.6(c), it shall not participate in the allocation of the Trust Fund’s investment gains and losses.
.1 Money Purchase Plan — If this Plan is adopted as a Money Purchase Plan, any excess remaining after the allocations described in subsections 5.3(a) and (b) shall be applied to reduce Employer Contributions for the Plan Year ending on such Anniversary Date and each succeeding Anniversary Date, if necessary, and credited as described in Section 5.5. Any excess so applied shall be considered Annual Additions for such Limitation Year.

.2 401(k) Plan or Profit Sharing Plan — If this Plan is adopted as a 401(k) Plan or Profit Sharing Plan, any excess remaining after the allocations described in subsections 5.3(a) and (b) shall be allocated as an additional Employer Contribution for the Plan Year ending on such Anniversary Date, as described in Section 5.5, and each succeeding Anniversary Date, if necessary, unless otherwise provided under Section 18 of the Adoption Agreement.
.10 Transfer of Prior Plan Accounts — If Section 7 of the Adoption Agreement specifies that this Plan is an amendment and substitute for the Prior Plan, a Participant’s account under the Prior Plan representing his or her interest in employer contributions and forfeitures under the Prior Plan shall be transferred to such Participant’s Employer Contributions Account under this Plan. Similarly, a Participant’s account under the Prior Plan representing his or her own contributions, if any, under the Prior Plan shall be transferred to his or her appropriate Accounts under this Plan. For the purposes of such a transfer, the value of such Participant’s accounts under the Prior Plan shall be determined as of the day before the day of such transfer.
.11 Annual Report — The Plan Administrator shall furnish each Participant and Former Participant with a written statement as soon as practicable after each Anniversary Date setting forth the balance of his or her Accounts, and describing the amounts credited or charged thereto, as of such Anniversary Date.

FORFEITABLE AND NON-FORFEITABLE INTERESTS
.1 Nature of a Participant’s Interest — A Participant’s interest in the Trust Fund is not an interest in any specific assets of the Trust Fund, but rather a right to receive non-forfeitable interest, as determined by the Plan Administrator, in cash or in kind, from the Trustee at the time and in the manner described in Article VII.
.2 Non-Forfeitable Amounts Credited to a Participant’s Accounts — The entire amount credited to a Participant’s Salary Deferral Account, Qualified Contributions Account, After-Tax Contribution Account, Deductible Account, Rollover Account and Loan Account, including contributions and earnings thereon, shall always be non-forfeitable.
.3 Forfeitable Amounts Credited to a Participant’s Accounts —
.1 Exception to Vesting Schedule — The entire amount credited to a Participant’s Employer Contributions Account is forfeitable and is subject to a vesting schedule with the following exception. If a Participant’s Service terminates because of death, regardless of his or her age when death occurs, or because of reaching his or her Normal Retirement Age or disability retirement date, 100% of a Participant’s Employer Contributions Account shall be non-forfeitable. A Participant’s Disability Retirement Date shall be the date of the Plan Administrator’s determination, based upon standards uniformly applied by it and upon medical evidence satisfactory to it, that such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.
.2 Vesting of Employer Contributions Account — The non-forfeitable percentage of a Participant’s Employer Contributions Account attributable to Employer Profit Sharing Contribution shall be determined under subsection 17(a) of the Adoption Agreement.
.3 Vesting of Employer Matching Contributions — The non-forfeitable percentage of a Participant’s Employer Contributions Account attributable to Employer Matching Contributions shall be determined under subsection 17(b) of Adoption Agreement. The vesting schedule for Employer Matching Contributions shall apply to Participants who complete at least one Hour of Service in a Plan Year beginning on or after January 1, 2002. If a Participant became a Participant on the Effective Date, and this Plan is an amendment of a Prior Plan, such Participant’s non-forfeitable percentage on the Effective Date shall be the percentage determined under the Prior Plan if greater than that determined under this Plan. In this event, such Participant’s non-forfeitable percentage shall not increase until the percentage determined under this Plan is greater. If the Employer selects the Employer Matching Contributions vesting schedule which provides for 20% vesting with two years of vesting service and 20% for each of the next four years of vesting service under subsection 17(b) of the Adoption Agreement, the election available under Section 11.6 shall apply. If Section 11.6 applies, a Participant may elect to have his or her non-forfeitable percentage computed under the vesting schedule in effect under the Prior Plan. If Section 11.6 does not apply, a Participant’s non-forfeitable percentage shall be determined under this Plan.

.4 Computation of Years of Vesting Service — If Section 17 of the Adoption Agreement provides for a graded vesting of a Participant’s Employer Contributions Account, a Participant’s non-forfeitable interest therein shall be based on the number of Years of Vesting Service computed as provided in Section 3.3 or 3.4, whichever is applicable, that a Participant has accumulated at the termination of Service.
.5 Forfeitures — Whenever a Participant’s Plan Benefit becomes distributable in accordance with Article VII, the Plan Administrator shall determine the non-forfeitable percentage, if any, of such Participant’s Accounts under Section 17 of the Adoption Agreement. Beginning January 1, 2002 the value of a Participant’s nonforfeitable interest shall be determined without regard to that portion of the Participant’s account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Code §§ 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16), if so elected in subsection 16(d)(iii) of the Adoption Agreement. If the value of the non-forfeitable interest in all of the Participant’s Accounts (except for the Deductible Account) is not greater than $5,000, the Participant shall receive a distribution of his or her entire non-forfeitable interest in such Accounts as the Employer elected in subsection 16(f) of the Adoption Agreement. In such a case, the Plan Administrator shall follow the procedure described in subsection 7.7(b) of this Plan, if applicable. The balance shall be treated as a Forfeiture. If an Employee terminates service, and elects, in accordance with the requirement of Section 7.3, to receive the value of the Employee’s vested account balance, the nonvested portion shall be treated as a forfeiture. If the Employee elects to have distributed less than the entire vested portion of the account balance derived from Employer Contributions, the part of the nonvested portion that shall be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer Contributions and the denominator of which is the total value of the vested Employer derived account balance. For purposes of this Section, if the value of an Employee’s non-forfeitable interest in such Accounts (exclusive of Deductible Contributions) is zero, the Employee shall be deemed to have received a distribution of such balance. If such value is greater than $5,000, the non-forfeitable amount shall be held for distribution as provided in Article VII and the balance, if any, shall be forfeited at the earlier of (a) the date the Participant receives the distribution of any portion of his or her Employer Contributions Account pursuant to Section 7.3, or (b) the date the Participant completes a five-year Break in Service, if the Participant is entitled to Deferred Payment pursuant to Section 7.3. Such Forfeitures shall be applied as described in subsection 5.3(a). If this Plan is adopted as a 401(k) Plan or Profit Sharing Plan, any Forfeiture not applied as described in subsection 5.3(a) shall be allocated in the same manner as an Employer Contribution for the benefit of Employees of the Employer who adopted this Plan for the Plan Year ending on such Anniversary Date, as described in Section 5.5 unless otherwise provided in Section 18 of the Adoption Agreement. If this Plan is adopted as a Money Purchase Plan, any Forfeiture not applied as described in subsection 5.3(a) shall be used to reduce the contributions of the Employer who adopted this Plan.
.6 Reemployment Without Break in Service — If a Participant returns to the Service of the Employer prior to completing a five-year Break in Service, and such Participant received a distribution after the Effective Date of the entire amount of the non-forfeitable portion of his or her Employer Contributions Account but less than 100% of such Account, the amount forfeited pursuant to Section 6.5, above, shall be restored to the Participant’s Employer Contributions Account in accordance with Section 5.3 at the end of the Plan Year in which such Participant repays to the Trust Fund the amount previously distributed. Such repayment must be made before five years have elapsed from the date of such Participant’s reemployment. If a Participant is deemed to receive a distribution under Section 6.5 and the Participant returns to Service of the Employer prior to completing a five-year Break in Service, the Participant’s Employer Contributions Account shall be restored to the amount on the date of such deemed distribution.

.7 Vesting After a Break in Service — Any Years of Vesting Service accumulated after a Participant completes a five-year Break in Service shall not be taken into account in determining the non-forfeitable percentage of the amounts credited to a Participant’s Employer Contributions Account before the Break in Service began. Separate Employer Contributions Accounts shall be maintained for that portion of the Participant’s Employer Contributions attributable to Service prior to a five-year Break in Service and for that portion of such contributions attributable to Service subsequent to a five-year Break in Service, but both pre-break and post-break Service shall count for purposes of vesting the Employer Contributions attributable to Service subsequent to a five-year Break in Service. Both Accounts shall share in the gains and losses of the Trust Fund in the same manner as described in Section 5.4 of the Plan. The Accounts may be joined when 100% vesting is achieved in the separate Accounts.

PAYMENT OF A PARTICIPANT’S PLAN BENEFIT
.1 Plan Benefits — A Participant’s Plan Benefits shall be determined and distributed only as described in this Article. Upon a Participant’s retirement, death or other termination of Service as described in Section 7.2 or 7.3, the Plan Administrator shall first determine the value of his or her Accounts, as of the Valuation Date, described in Section 21 of the Adoption Agreement, coincident with, or next preceding, the date on which a Participant’s Service terminates or the date on which payment of the Plan Benefits shall begin, whichever is later. The Plan Administrator shall then credit to the Participant’s Accounts, other than the Employer Contributions Account, any contributions made subsequent to such Valuation Date and charge to such Accounts any withdrawals made by a Participant subsequent to such Valuation Date. The Plan Administrator shall thereafter determine the percentage of such Participant’s Employer Contributions Account which had become non-forfeitable, as described in Article VI, at the termination of a Participant’s Service. A Participant shall be paid the entire value of his or her non-forfeitable Accounts, as so adjusted, at the time described in Section 7.2 or 7.3, whichever is applicable, and in the manner described in Section 7.4. If payment is deferred as described in Section 7.3 or 7.4, the Participant’s Accounts shall continue to share in the increase or decrease of the net worth of the Trust Fund, as described in Section 7.6. Unless a Participant elects otherwise as provided in this Plan, payment of his or her Plan Benefits shall begin no later than 60 days after the latest of the close of the Plan Year in which:
.1 Retirement — The Participant attains age 65 (or Normal Retirement Age or Disability Retirement Date, if earlier);
.2 10th Anniversary — The 10th anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan occurs; or
.3 Termination — The Participant terminates Service with the Employer. Such termination is not limited to a separation from service, but also includes a severance from employment; provided, however, that such payment shall begin no later than such Participant’s Required Beginning Date. Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 7.3 of the Plan, is deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.
.2 Retirement or Death — A Participant’s Plan Benefit shall become payable upon his or her retirement or death. A Participant shall be treated as having retired if a Participant’s Service terminates on or after Normal Retirement Age as specified in Section 19 of the Adoption Agreement. A Participant may, however, elect to remain in the Service of the Employer after Normal Retirement Age. As long as the Participant remains in the Service of the Employer, the Participant shall continue to participate in the Plan in the same manner as any other Participant. Notwithstanding any other provisions of this Plan, a Participant’s Plan Benefit shall be distributed to the Participant commencing no later than his or her Required Beginning Date.
.3 Other Termination of Service — If a Participant’s Service terminates on or before his or her retirement or death, payment shall begin no later than 60 days after the close of the Plan Year in which such Participant’s Normal Retirement Date occurs unless the Participant elects otherwise. However, if the Participant’s Account balance is $5,000 or less and the date of distribution is prior to the later of the date the Participant attains age 62 or Normal Retirement Age, the Plan Administrator shall direct the Trustee to distribute a lump sum to such a Participant prior to the Participant’s Normal Retirement Date if the Employer elected an involuntary cash out under subsection 16(f) of the Adoption Agreement; provided that,

.1 Involuntary Cash Out of $5,000 or Less — if the value of a Participant’s Accounts is greater than $1,000 but $5,000 or less, the procedures set forth in subsection 7.7(b) below shall apply; and
.2 Account Greater than $5,000 — if the value of a Participant’s Accounts is greater than $5,000, any such distribution shall be made only:
.A The Participant’s Consent — With the Participant’s written consent if this Plan is adopted as a 401(k) Plan which complies with the Safe Harbor Provisions; or
.B The Participant’s Consent and the Participant’s Spouse’s Consent — With the Participant’s and the Participant’s Spouse’s written consent if this Plan is adopted as a 401(k) Plan which does not comply with the Safe Harbor Provisions, or as a Money Purchase Plan. A Participant’s Spouse’s written consent must be in the form of a Qualified Election. Any distribution of a Participant’s Accounts before a Participant attains age 59-1/2 or before his or her Disability Retirement Date may incur a penalty tax equal to 10% of the amount so distributed pursuant to Code § 72(t). If a distribution is one to which subsections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under subsection 1.411(a)-11(c) of the Income Tax Regulations is given provided that:
The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and
The Participant, after receiving the notice, affirmatively elects a distribution.
Notwithstanding any other provisions of this Plan, a Participant’s Plan Benefit shall be distributed to the Participant commencing no later than his or her Required Beginning Date.
.4 Payment of a Participant’s Plan Benefit — A Participant may elect to have his or her Plan Benefit distributed to such Participant (or to his or her Beneficiary in the event of the Participant’s death) under subsection 7.4(a) below if this Plan is adopted as a 401(k) Plan or Profit Sharing Plan or under subsection 7.4(b) below if this Plan is adopted as a Money Purchase Pension Plan or is otherwise subject to annuity rules. However, a Participant’s Plan Benefit shall be distributed to such Participant under subsection 7.4(b) if this Plan is adopted as a 401(k) Plan or Profit Sharing Plan which does not comply with the Safe Harbor Provisions. For purposes of this Section 7.4, distribution of a Participant’s interest is considered to begin on the Participant’s Required Beginning Date (or, if the Spouse dies after the Participant, the date distribution is required to begin to the surviving Spouse pursuant to subsection 7.4(a)(ii) below). The first day of the first period for which an amount is paid as an annuity or any other form is the annuity starting date.
.1 401(k) Plan or Profit Sharing Plan —
.A Distribution to a Participant or to a Participant’s Beneficiary after the Participant’s Required Beginning Date — A Participant may elect to have his or her Plan Benefit distributed as follows:
In a lump sum;
In substantially equal, periodic installments payable over a fixed period of more than one year but not longer than the greater of the life expectancy of the Participant or the joint and survivor life expectancy of the Participant and his or her Beneficiary; or
By any combination of a lump sum or installment payments.
If payment of a Participant’s Plan Benefit is made under paragraph (B) above, the amount distributed must be determined under Section 7.5 below.

Distributions after the death of the Participant must be determined under Section 7.5 below. The minimum distribution required for the Participant’s first distribution calendar year must be made on or before the Participant’s Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee’s Required Beginning Date occurs, must be made on or before December 31 of that distribution calendar year.
.B Distribution to a Participant’s Beneficiary before the Participant’s Required Beginning Date — If the Participant dies before his or her Required Beginning Date, the Beneficiary may elect to have the balance of the Participant’s Plan Benefit distributed as follows:
In a lump sum;
In substantially equal periodic installments payable over a fixed period ending by December 31 of the calendar year containing the fifth anniversary of the Participant’s death; or
In substantially equal periodic installments payable over a period not extending beyond the life expectancy of the Beneficiary; provided, however, either that the distribution commences on or before December 31 of the calendar year immediately following the calendar year in which the Participant died or, if the Beneficiary is the Participant’s Spouse, that the distribution commences no later than December 31 of the calendar year in which the Participant would have attained age 70-1/2.
If the Participant has not made an election pursuant to this Section by the time of his or her death, the Participant’s Beneficiary must elect the method of distribution no later than the earlier of (I) December 31 of the calendar year in which distribution would be required to begin under this Section, or (II) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Beneficiary, or if the Beneficiary does not elect a method of distribution, distribution of the Participant’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of this Section shall be applied as if the surviving Spouse were the Participant. If payment of a Participant’s Plan Benefit is to be made under paragraph (C) above, the amount distributed in any given year must be determined under Section 7.5 below. Any amount paid to any minor child of a Participant shall be treated as if it were paid to such Participant’s Spouse, provided the amount is payable to such Participant’s Spouse upon the child’s reaching the age of majority (or such other event as may be specified in regulations promulgated by the Secretary of the Treasury).
.2 Money Purchase Plan or Other Plan Subject to Annuity Rules —
.A Distribution to a Participant — A Participant’s Plan Benefit shall be distributed under paragraph (A) below unless the Participant elects to have his or her Plan Benefit distributed under paragraph (B) below. Any annuity contract purchased and distributed by the Plan to a participant or Spouse must comply with the requirements of the Plan and must be nontransferable.
Qualified Joint and Survivor Annuity — A Participant’s Plan Benefit shall be paid in the form of a Qualified Joint and Survivor Annuity if the Participant is married or in the form of a Straight Life Annuity if the Participant is not married, unless the Participant has elected an optional form of benefit described in paragraph (B) below. Such Qualified Joint and Survivor Annuity shall provide for monthly payments of a Participant’s Plan Benefit over the joint lives of the Participant and his or her Spouse, if any, beginning at the date specified in Section 7.2 or 7.3, whichever is applicable, and ending on the first day of the month in which the death of the survivor of the Participant and his or her Spouse, if any, occurs.

Optional Form of Benefit — A Participant may elect such optional form of benefit pursuant to a Qualified Election within the 90-day period ending on the first day of the first period for which amount is paid as an annuity or any other form. If a Participant’s Plan Benefit is distributable pursuant to Section 7.3, the Participant’s Spouse, if any, may consent by a Qualified Election to an optional form of payment before such payment is made. An optional form of benefit is any form of distribution to the Participant set forth in subsection 7.4(a)(i) above.
.B Distribution to the Participant’s Beneficiary — If distribution has not commenced prior to a Participant’s death, the Plan Benefit shall be distributed under either paragraph (A) or paragraph (B) below.
Qualified Preretirement Survivor Annuity — If a Participant is married on the date of his or her death and if he or she dies before payment of the Plan Benefit has commenced, such Participant’s Plan Benefit shall be applied toward the purchase of a Qualified Preretirement Survivor Annuity unless he or she has selected an optional form of benefit as described in paragraph (B) below within the Election Period pursuant to a Qualified Election or unless, after the Participant’s death, a Beneficiary elects an optional form of benefit as described in paragraph (B) below. If a Participant’s Plan Benefit is applied toward the purchase of a Qualified Preretirement Survivor Annuity, the Participant’s Spouse may elect to have such annuity distributed within a reasonable period after the Participant’s death. The balance remaining after purchase of such annuity shall be distributed to the Beneficiary named pursuant to this Article VII. If less than 100% of the Plan Benefit is paid to the Spouse, the amount of the Participant’s Employee-derived account balance allocated to the Spouse shall be in the same proportion as the Employee-derived account balance is to the total account balance of such Participant. A Participant who shall not yet attain age 35 as of the end of the current Plan Year may make a special Qualified Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant shall attain age 35. Such election shall not be valid unless the Participant receives notice comparable to that provided under subsection 7.4(b)(iii) below. Qualified Preretirement Survivor Annuity coverage shall be automatically reinstated as of the date the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Section.
Optional Form of Benefit — An optional form of benefit is any form of distribution to a Beneficiary set forth in subsection 7.4(a)(ii) above.
.C Notice Requirements —
Qualified Joint and Survivor Annuity — In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall provide to the Participant, no less than 30 days nor more than 90 days prior to the annuity starting date (as defined at the end of the first paragraph of Section 7.4), a written explanation of: (I) the terms and conditions of a Qualified Joint and Survivor Annuity; (II) the Participant’s right to make, and the effect of, a Qualified Election to waive the Qualified Joint and Survivor Annuity form of benefit; (III) the rights of a Spouse; and (IV) the right to make, and the effect of, a revocation of a previous Qualified Election to waive the Qualified Joint and Survivor Annuity.
Distribution Other Than Qualified Joint and Survivor Annuity — The annuity starting date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (I) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity; (II) the Participant is permitted to revoke any affirmative distribution election at least until the annuity starting date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (III) the annuity starting date is a date after the date that the written explanation was provided to the Participant. For purposes of this paragraph, the annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form.

Qualified Preretirement Survivor Annuity — In the case of a Qualified Preretirement Survivor Annuity, the Plan Administrator shall provide the Participant a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for a Qualified Joint and Survivor Annuity under (A) immediately above and within the applicable period. The applicable period for a Participant is whichever of the following periods ends last: (I) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (II) a reasonable period ending after the individual becomes a Participant; (III) a reasonable period ending after this section first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age 35. For purposes of applying this paragraph, a reasonable period ending after the enumerated events described in (II) and (III) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from Service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.
.5 Minimum Distribution Requirements —
.1 General Rules —
.A Effective Date — The provisions of this Section shall apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.
.B Coordination with Minimum Distribution Requirements Previously in Effect — If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Section equals or exceeds the required minimum distributions determined under this Section, then no additional distributions shall be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Section is less than the amount determined under this Section, then required minimum distributions for 2002 on and after such date shall be determined so that the total amount of required minimum distributions for 2002 made to the distributee shall be the amount determined under this Section.
.C Precedence — The requirements of this Section shall take precedence over any inconsistent provisions of the Plan.
.D Requirements of Treasury Regulations Incorporated — All distributions required under this Section shall be determined and made in accordance with the Income Tax Regulations under Code § 401(a)(9).
.E TEFRA Section 242(b)(2) Elections — Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.
.2 Time and Manner of Distribution —
.A Required Beginning Date — The Participant’s entire interest shall be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

.B Death of Participant Before Required Beginning Date or Before Date Distributions Begin — If the Participant dies before distributions begin, the Participant’s entire interest shall be distributed, or begin to be distributed, no later than as follows:
Surviving Spouse as Sole Designated Beneficiary — If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, then, except as provided in subsection 7.5(d)(ii)(D), distributions to the surviving Spouse shall begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.
Other Designated Beneficiary — If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, then, except as provided in subsection 7.5(d)(ii)(D), distributions to the Designated Beneficiary shall begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.
No Designated Beneficiary — If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death, that is, pursuant to the “Five-Year Rule.”
Death of Surviving Spouse who is the Sole Designated Beneficiary Before Required Beginning Date — If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this subsection 7.5(b)(ii), other than subsection 7.5(b)(ii)(A), shall apply as if the surviving Spouse were the Participant.
For purposes of required minimum distributions under this Section 7.5, unless subsection 7.5(b)(ii)(D) above applies, distributions are considered to begin on the Participant’s Required Beginning Date. If subsection 7.5(b)(ii)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under subsection 7.5(b)(ii)(A) above. If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under subsection 7.5(b)(ii)(A)), the date distributions are considered to begin is the date distributions actually commence.
.C Forms of Distribution — Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions shall be made in accordance with subsections 7.5(c) and 7.5(d) of this Section. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code § 401(a)(9) and the Income Tax Regulations.
.3 Required Minimum Distributions During Participant’s Lifetime —
.A Amount of Required Minimum Distribution For Each Distribution Calendar Year — During the Participant’s lifetime, the minimum amount that shall be distributed for each Distribution Calendar Year is the lesser of:
Uniform Lifetime Table — The quotient obtained by dividing the Participant’s Account Balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Income Tax Regulations, using the Participant’s age as of the Participant’s birthday in the Distribution Calendar Year; or
Joint and Last Survivor Table — If the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant’s Spouse, the quotient obtained by dividing the Participant’s Account Balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Income Tax Regulations, using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the Distribution Calendar Year.

.B Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death — Required minimum distributions shall be determined under this subsection 7.5(c) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant’s date of death.
.4 Required Minimum Distributions After Participant’s Death —
.A Death On or After Required Beginning Date or After Date Distributions Begin —
Participant Survived by Designated Beneficiary — If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that shall be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as follows:
(I) Life Expectancy of the Participant — The Participant’s remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.
(II) Life Expectancy of the Surviving Spouse who is the Sole Designated Beneficiary — If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant’s death using the surviving Spouse’s age as of the Spouse’s birthday in that year. For Distribution Calendar Years after the year of the surviving Spouse’s death, the remaining Life Expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year.
(III) Life Expectancy of Other Designated Beneficiary — If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.
No Designated Beneficiary — If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that shall be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the Participant’s remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.
.B Death Before Required Beginning Date or Before Date Distributions Begin —
Participant Survived by Designated Beneficiary — Except as provided in subsections 7.5(d)(ii)(D) and 7.5(d)(ii)(E), if the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that shall be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as provided in subsection 7.5(d)(i).

No Designated Beneficiary — If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.
Death of Surviving Spouse who is the Sole Designated Beneficiary Before Required Beginning Date — If the Participant dies before the date distributions begin, the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under subsection 7.5(b)(ii)(A), this subsection 7.5(d)(ii) shall apply as if the surviving Spouse were the Participant.
Participant Election to Apply Five-Year Rule — Participants or Beneficiaries may elect on an individual basis whether the Five-Year Rule or the Life Expectancy Rule in subsections 7.5(b)(ii) and 7.5(d)(ii) of the Plan apply to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under subsection 7.5(b)(ii) of the Plan, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving Spouse’s) death. The September 30 deadline may, however, be extended by the Plan Administrator to December 31 of such year, provided that the extension is consistent with payment of any required distribution by December 31 of such year if an election is not made to apply the Five-Year Rule. If neither the Participant nor Beneficiary makes an election under this paragraph, distributions shall be made in accordance with subsections 7.5(b)(ii) and 7.5(d)(ii) of the Plan.
Election to Change Distribution Methods — A Designated Beneficiary who is receiving payments under the Five-Year Rule may make a new election to receive payments under the Life Expectancy Rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the Life Expectancy Rule for all Distribution Calendar Years before 2004 are distributed by the earlier of December 31, 2003 or December 31 of the calendar year containing the fifth anniversary of the Participant’s death.
.5 Definitions —
.A Designated Beneficiary — The individual who is designated as the Beneficiary under Section 7.13 of the Plan and is the Designated Beneficiary under Code § 401(a)(9) and Section 1.401(a)(9)-1, Q&A-4, of the Income Tax Regulations.
.B Distribution Calendar Year — A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under subsection 7.5(b)(ii). The required minimum distribution for the Participant’s first Distribution Calendar Year shall be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant’s Required Beginning Date occurs, shall be made on or before December 31 of that Distribution Calendar Year.
.C Five Year Rule — The Participant’s entire interest shall be distributed to the Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.
.D Life Expectancy — Life Expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Income Tax Regulations.

.E Life Expectancy Rule — The Participant’s interest shall be distributed to the Beneficiary over the Life Expectancy of either the Designated Beneficiary or the Participant as determined under subsection 7.5(d)(i) or (ii).
.F Participant’s Account Balance — The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.
.G Required Beginning Date — The date specified in Section 2.88 of the Plan.
.6 Deferred Distributions — If distribution of a Participant’s Plan Benefit is deferred pursuant to Section 7.3 or 7.4, the Participant may elect in a writing delivered to the Plan Administrator to have the Plan Benefit held under either subsection 7.6(a) or (b) below. If a Participant does not make an election, the Plan Benefit shall be held under subsection 7.6(a):
.1 No Investment Directions — The Trustee shall retain a Participant’s Plan Benefit in the Trust Fund. Any balance retained in the Trust Fund shall continue to share in any increase or decrease in the net worth of the Trust Fund in accordance with Section 5.4, but shall not be allocated any share of Employer Contributions or Forfeitures.
.2 Investment Directions — The Trustee shall segregate a Participant’s Plan Benefit and invest the Account as the Participant may direct from time to time by written instructions delivered to the Plan Administrator forwarded to the Trustee; provided, however, no investment shall be made in collectibles as defined by Code § 408(m). The Trustee shall comply with a Participant’s directions as soon as practicable after receipt, but shall not be required to comply therewith earlier than ten banking business days after receipt. In the absence of any change in directions, a Participant’s Account shall continue to be invested in accordance with the most recent directions received by the Trustee or, if no directions have been previously received, in such manner as the Trustee in its discretion shall determine. The Trustee shall not be responsible for any loss incurred by a Participant’s Account because of any directions, or absence of directions, received from the Participant.
.7 Involuntary Cash Outs and Automatic Rollovers —
.1 Contingent Lump Sum Distribution — Upon termination of the Plan pursuant to Section 11.2 or upon payment of a Participant’s Plan Benefit under Section 6.5 or Article VII, the Plan Administrator shall direct that the unpaid balance be distributed in a lump sum if the Participant’s benefit is distributable for reasons other than the Participant’s death, such distribution is prior to the later of the date the Participant attains age 62 or Normal Retirement Age and the Employer elected an involuntary cash out under subsection 16(f) of the Adoption Agreement; provided that:
.A if the value of a Participant’s Accounts is greater than $1,000 but $5,000 or less, Section 7.7(b) below shall apply; and
.B if the value of a Participant’s Accounts is greater than $5,000, any such distribution shall be made only (a) with the Participant’s written consent if this Plan is adopted as a 401(k) Plan which complies with the Safe Harbor Provisions, or (b) with the Participant’s and his or her Spouse’s written consent in the form of a Qualified Election if this Plan is adopted either as a 401(k) Plan which does not comply with the Safe Harbor Provisions or as a Money Purchase Pension Plan.

No lump sum distribution shall be made pursuant to the preceding sentences after the first day of the first period for which an amount is received as an annuity unless the Participant or his or her Spouse (or his or her surviving Spouse) consents in writing to such distribution. All expenses allocable to the maintenance or distribution of an amount held by the Trustee for deferred or installment distribution shall be charged against such amount.
.2 Automatic Rollovers — This subsection applies if (i) the Employer elects to implement an involuntary cash out greater than $1,000 and $5,000 or less pursuant to subsection 16(f) of the Adoption Agreement and the provisions of Section 6.5, Article VII, Section 11.2 or otherwise under the Plan and (ii) the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly in accordance with such Sections, such Article or otherwise under the Plan. In such a case, the Plan Administrator shall pay the distribution in a direct rollover to an individual retirement plan as designated by the Plan Administrator. For purposes of determining the $1,000 threshold, the value of the Participant’s interest in the Plan shall include any rollover contributions (and earnings thereon) within the meaning of Code §§ 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).”
.8 Direct Rollovers —
.1 Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution that is equal to at least $500 paid directly to an eligible retirement plan specified by the distributee in a direct rollover.
.2 Definitions —
.A Eligible rollover distribution — An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code § 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); any hardship distribution; and any other distribution that is reasonably expected to total less than $200 during a year. A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of After-Tax Contributions which are not includable in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code § 408(a) or (b), or to a qualified defined contribution plan described in Code § 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable.
.B Eligible retirement plan — An eligible retirement plan is an individual plan under Code § 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, an individual retirement account described in Code § 408(a), and individual retirement annuity described in Code § 408(b), an annuity plan described in Code § 403(a), an annuity contract described in Code § 403(b), or a qualified plan described in Code § 401(a), that accepts the distributee’s eligible rollover distribution. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a qualified domestic relation order, as defined in Code § 414(p) of the Code. If any portion of an eligible rollover distribution is attributable to payments or distributions from a designated Roth Account, an eligible retirement plan with respect to such portion shall include only another designated Roth Account of the individual from whose account the payments or distributions were made, or a Roth IRA of such individual.

.C Distributee — A distributee includes an Employee or former Employee. Distributee also includes the Employee’s or former Employee’s surviving Spouse, the Employee’s or former Employee’s Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code § 414(p), are distributees with regard to the interest of the Spouse or former Spouse. In addition after December 31, 2006, distribute includes a designated beneficiary (as defined by Code § 401(a)(9)(E)) of the Employee who is not the Employee’s surviving spouse pursuant to Code § 402(c)(11).
.D Direct rollover — A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.
.9 Withdrawals of After-Tax and Employer Contributions —
.1 After-Tax Contributions — Upon a Participant’s application, the Plan Administrator may direct the Trustee to distribute from the Participant’s After-Tax Contributions Account, if any, an amount not greater than the total After-Tax Contributions which such Participant has made under this Plan or, if less, the value of the Participant’s After-Tax Contributions Account attributable to such contributions, determined as of the last preceding Valuation Date, plus any After-Tax Contributions the Participant has made since that Valuation Date. Such a withdrawal shall not affect vested benefits based on employer contributions.
.2 Employer Contribution — Subject to the last sentence of this subsection (b), this subsection (b) applies if withdrawals of Employer Contributions are authorized by Section 15 of the Adoption Agreement. Upon a Participant’s application, the Plan Administrator may direct the Trustee to distribute such portion of a Participant’s Employer Contributions Account, determined as of the preceding Valuation Date, which (i) has become vested as of such Valuation Date; and (ii) exceeds that portion of his Employer Contributions Account attributable to Employer Contributions (other than Salary Reduction Contributions) made on his behalf for the current and two preceding Plan Years. The restrictions of clause (i) shall not apply if the Employer Contributions Account of the Participant has become 100 percent vested as of the Valuation Date on which the withdrawal is made. A Participant may not withdraw Employer Contributions more than once in a twelve-month period. If the value of a Participant’s Accounts is greater than $5,000, any withdrawal under this Section 7.9 may be made only with the Participant’s Spouse’s written consent if this Plan is adopted as a 401(k) Plan which does not comply with the Safe Harbor Provisions or as a Money Purchase Pension Plan. A Participant’s Spouse’s written consent must be in the form of a Qualified Election. The distribution shall be made as of the last business day of the calendar month which is not less than 15 days after the Trustee receives the Plan Administrator’s direction. Regardless of whether withdrawals of Employer Contributions are authorized by Section 15 of the Adoption Agreement, a Participant may withdraw all of his or her Accounts in which the Participant is 100 percent vested, when the Participant attains the age of 65 even if the Participant has neither retired nor terminated Service with the Employer but such withdrawal is subject to any applicable spousal consent requirements as set forth in this subsection (b).
.10 Withdrawal of Salary Deferrals, Qualified Nonelective Contributions, Qualified Matching Contributions and ADP Test Safe Harbor Contributions — A Participant may withdraw his or her Salary Deferral Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions and ADP Test Safe Harbor Contributions, and income allocable to each, only upon termination of Service, death or disability. Such amounts may also be distributed, in accordance with a Participant’s election and a Qualified Election, if applicable, upon:
.1 Plan Termination — Termination of the Plan without the establishment of another defined contribution plan (other than an employee stock ownership plan as defined in Code § 4975(e)(7) or Code § 409(a), a simplified employee pension plan as defined in § 408(k), a SIMPLE IRA plan as defined in § 408(p), a plan or contract described in § 403(b) or a plan described in § 457(b) or (f) at any time during the period beginning on the date of plan termination and ending 12 months after all assets have been distributed from the Plan. Such a distribution must be made in a lump sum;
.2 Sale of Assets — For Plan years beginning before 2002, the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code § 409(d)(2)) used by such corporation in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets;

.3 Sale of Subsidiary — For Plan years beginning before 2002, the disposition by a corporation to an unrelated entity of such corporation’s interest in a subsidiary (within the meaning of Code § 409(d)(3)) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary;
.4 Age 59-1/2 — A Participant’s attainment of age 59-1/2; or
.5 Hardship — A Participant’s hardship in accordance with Section 7.11 and applicable regulations.
If distribution is triggered by subsection 7.10(a), (b) or (c), distribution must be in a lump sum. All distributions which may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and participant consent requirements (if applicable) contained in Code §§ 401(a)(11) and 417.
.11 Hardship Withdrawals —
.1 Employer Contributions Account — This Section applies if hardship withdrawals are authorized by Section 15 of the Adoption Agreement and are made from the Employer Contributions Account.
.A Purpose of Distribution — In the event of Hardship, as hereinafter defined, endured by the Participant and recognized as such by the Plan Administrator, and upon receipt by the Plan Administrator of an application in writing for benefits hereunder, the Plan Administrator shall direct the Trustee to make a payment or payments from the Participant’s Employer Contributions Account to, or for the benefit of, the Participant or the members of his family who are dependent upon him for support. Such payment or payments shall be made in such a manner and in such an amount as the Plan Administrator deems appropriate to maintain the customary standard of living of such Participant or his family or to meet other extraordinary and necessary expenses incurred by such Participant or his family during such Hardship; provided, however, that the total amount of such payment or payments shall in no event exceed the value, as of the date of the last preceding Valuation Date, of the amounts then credited to the accounts of such Participant.
.B Definition of Hardship — “Hardship,” as used herein, means a state of financial stringency occasioned by the incurrence of extraordinary and necessary expenses by the Participant for medical or dental treatments for himself or for members of his family who are dependent upon him for support, for the education of his children, or to provide housing for his family in the manner in which they are accustomed to living. Such a state of financial stringency may also be occasioned by a loss or diminution of earnings of the Participant because of his temporary inability, due to physical or mental illness, accidental or otherwise, to perform the usual duties of his employment, or because of a general deterioration of economic conditions which affects substantially all of the Employees of the Employer. A distribution shall be for reasons of hardship if the distribution is necessary in light of immediate and heavy financial needs of the Participant. A distribution based upon financial hardship cannot exceed the amount required to meet the immediate financial need created by the hardship and cannot be reasonably available from other resources of the Participant. The determination of the existence of financial hardship and the amount distributed to meet the hardship shall be made on a uniform and nondiscriminatory basis for all Employees.
.C Uniformity of Application — The provisions of this Section shall be applied in a uniform manner to all similarly situated Participants.
.2 Salary Deferral Account — This Section applies if hardship withdrawals are authorized by Section 15 of the Adoption Agreement and are made from a Salary Deferral Account. Upon a Participant’s application, the Plan Administrator may approve a hardship withdrawal for a Participant from his or her Salary Deferral Account, provided the Participant meets the criteria set forth below.

.A An Immediate and Heavy Financial Need — A Participant shall be permitted to make a hardship withdrawal if the Plan Administrator determines that such Participant has an immediate and heavy financial need. A Participant shall automatically be considered to have an immediate and heavy financial need if the need results from any of the following:
Medical Expense — Medical expenses (other than amounts paid by insurance) as described in Code § 213(d) which are incurred by the Participant or on the Participant’s behalf, on behalf of his or her Spouse or any of his or her dependents;
Principal Residence — The purchase of a principal residence for the Participant (but not the payment of a Participant’s mortgage);
Education — Post-secondary education tuition and related educational fees (for the next 12 months) for the Participant, his or her Spouse, children or dependents;
Eviction — Payments necessary to prevent the Participant’s eviction from his or her principal residence or foreclosure on the mortgage of his or her principal residence;
Funeral or Burial Expenses — Payments for funeral or burial expenses for the Participant’s deceased parent, spouse, child or dependent; or
Repair Damage — Expenses to repair damage to the Participant’s principal residence that would qualify for a casualty loss deduction under Code § 165 (determined without regard to whether the loss exceeds 10 percent of adjusted gross income). The last two needs (funeral expenses and home repair) only apply to Plan Years beginning after 2005.
.B No Other Available Financial Resources — A Participant shall not be permitted to make a hardship withdrawal unless the Participant and his or her Spouse have no other financial resources available. Unless the Plan Administrator has reason to believe otherwise, the Plan Administrator may rely upon the Participant’s signed statement that the need cannot be satisfied in any of the following ways:
Reimbursement — Through reimbursement or compensation by insurance or otherwise;
Liquidation — By reasonable liquidation of the Participant’s actual and deemed assets to the extent the liquidation would not in itself cause an immediate and heavy financial need;
Deferrals or Contributions — By ceasing deferrals and contributions to the Plan; or
Loans — By other distributions or nontaxable loans from Plans maintained by the Employer or any other employer or by borrowing from commercial lenders on reasonable commercial terms.
.C Distribution Deemed Necessary to Satisfy Financial Need — A distribution shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:
Need — the distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any federal, or local income taxes or penalties reasonably anticipated to result from the distribution);
All Other Distributions — the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

Suspension of Contributions — The Participant’s contributions are suspended for at least 6 months after the receipt of the hardship distribution under this Plan and all other plans maintained by the Employer.
An Employee shall not fail to be treated as an eligible employee for purposes of coverage merely because his or her contributions are suspended in accordance with this provision.
.D Limitations on Hardship Withdrawals — Hardship withdrawals shall not be allowed from Qualified Matching Contributions, Qualified Nonelective Contributions, ADP Test Safe Harbor Contributions, or earnings allocated on Salary Deferrals. Hardship withdrawals shall first be made from any Salary Deferral Account and then from any Employer Contributions Account.
.12 Withdrawal of Deductible Contributions — Upon a Participant’s application, the Plan Administrator may direct the Trustee to distribute to the Participant all or a portion of his or her Deductible Contributions as of the last preceding Valuation Date.
.13 Loans — If the Adoption Agreement so provides in Section 15, the Participant may apply for a loan from the Trust Fund. The Plan Administrator shall administer loans and shall supply necessary forms upon request. The Plan Administrator may direct the Trustee to loan a Participant an amount from the Trust Fund under the provisions set forth below. For purposes of this Section only, Participant includes an individual who has an Account in the Trust Fund and whose Service has terminated as well as a Beneficiary who has an Account in the Trust Fund. It does not include an alternate payee pursuant to a Qualified Domestic Relations Order.
.1 Amount of Loan — The amount of any loan shall not exceed (when added to the outstanding balance of all other loans a Participant has received under all plans of the Employer determined in accordance with Code §§ 414(b), (c) and (m)) the lesser of (i) $50,000 reduced by the excess of (A) the highest outstanding balance of such Participant’s loans from the Plan during the one-year period ending on the day before the date on which such loan was made over (B) the outstanding balance of such Participant’s loans from the Plan on the date on which such loan was made, or (ii) the greater of (A) one-half of the present value of such Participant’s Account (excluding any amounts credited as Deductible Contributions and any accumulations thereon) determined as of the last preceding Valuation Date, which has become non-forfeitable pursuant to Article VI, or (B) $10,000. Notwithstanding the foregoing, a Participant’s loan may not exceed the present value of that portion of such Participant’s Account which has become non-forfeitable. No portion of Deductible Contributions may be borrowed.
.2 Terms of Loan — The loan shall be made under such terms as to duration and repayment as may be approved by the Plan Administrator; provided, however, that the terms of the loan shall require at least quarterly payments, level amortization and payment within five years from the date the loan is made except when the loan is used to acquire the Participant’s principal residence. Loan repayments shall be suspended under this Plan as permitted under Code § 414(u)(4).
.3 Source — A separate Loan Account shall be maintained in the Participant’s name and the Trustee shall transfer funds as the Participant directs from his or her Accounts to his or her Loan Account to fund the loan. If a Participant fails to direct the source of the loan, the loan shall be funded from the fund designated in the Participant’s most recent investment instructions. The loan shall be made from the Participant’s Accounts only, and the Participant’s Promissory Note shall be an asset of his or her Account only.
.4 Security — The loan shall be secured by a pledge to the Trust Fund of 50% of the nonforfeitable balance of a Participant’s Accounts, including any subsequent additions thereto but excluding any amounts credited as Deductible Contributions and any accumulations thereon, and shall bear a reasonable rate of interest and repayment terms satisfactory to the Trustee. Unless otherwise agreed by the Trustee, any loan made to a Participant who is an Employee shall be repaid by payroll deduction.

.5 Interest — The Loan shall bear interest at a fixed rate equal to the rate charged for fixed-rate loans in the same amount and for the same term by a national bank in the geographic vicinity of the Employer’s principal place of business as designated by the Employer in writing from time to time. However, if the Plan Administrator determines that such interest rate does not provide the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances, the loan shall bear interest at a rate (determined by the Plan Administrator) that shall provide the Plan with such a return.
.6 Spousal Consent — Unless this Plan complies with the Safe Harbor Provisions, a Participant must obtain the consent of his or her Spouse, if any, within the 90-day period before the time the Account is used as security for the loan. A new consent is required if the Account is used for any increase in the amount of security. The consent must comply with the requirements of a Qualified Election.
.7 Payable upon Distribution — The loan shall be repaid in full immediately upon distribution of any portion of a Participant’s Plan Benefit other than that portion consisting of Deductible Contributions and any accumulations thereon.
.8 Default — Failure to repay a loan in accordance with the terms of the applicable promissory note constitutes a default. In the event of a default, foreclosure on the note and attachment of the security shall not occur until a distributable event occurs in the Plan.
.9 Nondiscrimination — Loans made pursuant to this Section 7.13 shall be made available to all Participants on a reasonably equivalent basis pursuant to uniform and non-discriminatory standards established by the Plan Administrator.
.14 Designation of Beneficiary — A Participant should designate a Beneficiary or Beneficiaries, and a contingent Beneficiary or Beneficiaries, to receive the undistributed portion of his or her Plan Benefit if he or she dies before distribution is completed. There are no benefits under the Plan payable to the Participant’s survivors except those described in this Section. A Participant may change any such designation at any time. No designation, or change of designation, shall be effective until received by the Plan Administrator on a form prescribed by it. Notwithstanding the foregoing, if a Participant names his or her Spouse as Beneficiary and the Participant is divorced from such Spouse on the Participant’s date of death, such Spouse shall be deemed to have predeceased the Participant for all purposes of this Plan.
.1 Spouse as Beneficiary — Unless a Participant’s Spouse is entitled to a Qualified Preretirement Survivor Annuity pursuant to subsection 7.4(b)(ii) or unless a Participant designates otherwise, the primary Beneficiary for a Participant’s entire benefit shall be his or her Spouse. If a Participant’s Spouse is not entitled to a Qualified Preretirement Survivor Annuity and the Participant does not designate his or her Spouse as primary Beneficiary of his or her entire benefit, such Spouse must consent to the Participant’s designation pursuant to (b) below. No spousal consent is required:
.A If the Participant establishes to the satisfaction of the Plan Administrator that he or she has no Spouse; or
.B If a Participant’s Spouse cannot be located; or
.C Because of other circumstances under which no spousal consent is required in accordance with applicable Treasury or Department of Labor Regulations.
.2 Spousal Consent — If a spousal consent is required and a Participant wishes to designate a Beneficiary other than his or her Spouse, the Participant must obtain his or her Spouse’s consent by a Qualified Election. If spousal consent is required and a Qualified Election is not obtained, the Participant shall be deemed to have designated his or her Spouse as Beneficiary.
.3 No Beneficiary — If a Participant has not designated a Beneficiary or if no Beneficiary is living to receive complete payment of a Participant’s Plan Benefit, the Trustee shall pay such Plan Benefit as follows:
.A To the Participant’s surviving Spouse,

.B To the Participant’s issue by representation, as defined in the Colorado Probate Code or, if no such issue survives the Participant,
.C To the Participant’s father and mother, in equal shares, or all to the survivor or, if neither survives the Participant,
.D To the personal representative of the Participant’s estate.
.15 Payments to Minors or Persons of Unsound Mind — If the Plan Administrator determines that any person entitled to receive any payment hereunder is a minor, or suffers from such a degree of physical disability that he or she is unable to take care of himself or herself, or is of unsound mind, whether formally adjudicated so or not, such payment shall be made to or for the benefit of any such minor or person who is disabled or of unsound mind in any of the following ways, as the Plan Administrator, in its sole discretion, determines: (a) to the legal representative of such person as determined by state law or (b) directly to such person. The Trustee shall not be required to see to the proper application of any such payment made to any person pursuant to the provisions of this Section.
.16 Non-Alienation of Benefits — A Participant’s Account shall not in any manner be liable for, or subject to, the debts or liabilities of the Participant or his or her Beneficiaries. Except with respect to loans made by the Trust Fund to the Participant under Section 7.13 above, no right or benefit under the Plan shall be subject at any time or in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan. Except to the extent allowable under Code §§ 401(a)(13) and 414(p), all amounts payable hereunder by the Trustee shall be paid only to the person or persons entitled thereto, and all such payments shall be made directly to such person or persons, and not to any other person or corporation. This Section shall apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order or any domestic relations order entered before January 1, 1985.
.17 Qualified Domestic Relations Orders —
.1 Payment — The Plan shall pay benefits to the person or persons named in a Qualified Domestic Relations Order in the amount and to the extent provided in such order. Payment of benefits pursuant to a Qualified Domestic Relations Order shall not be considered a violation of the prohibition against assignment and alienation of benefits.
.2 Definition — In order to constitute a Qualified Domestic Relations Order, the order must meet all of the following requirements:
.A Alternate Payee — The order must create or recognize the existence of the right of an Alternate Payee to, or must assign to an Alternate Payee the right to, receive all or a portion of a Participant’s benefits payable under the Plan. “Alternative Payee” means a Participant’s Spouse, former Spouse, child or other dependent who is recognized as having a right to receive all, or a portion of, the Participant’s benefits payable under the Plan;
.B Judgment — The order must constitute a judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments or property rights to a Spouse, former Spouse, child or other dependent of a Participant, made pursuant to a state domestic relations law (including a community property law);

.C Information — The order must specify the following information:
(A) the Participant’s name and last known mailing address (if any) and the name and mailing address of each Alternate Payee covered by the order, unless the Plan Administrator has reason to know that address independent of the order,
(B) the amount or percentage of a Participant’s benefits to be paid by the Plan to each Alternate Payee, or the manner in which such amount or percentage shall be determined,
(C) the number of payments or periods to which such order applies, and
(D) the name of each plan to which the order applies;
.D Plan Benefit — The order must not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the terms of the Plan. The order must not require the Plan to provide increased benefits (determined on the basis of actuarial value) nor require the payment of benefits to an Alternate Payee which are required to be paid to an Alternate Payee under a previous Qualified Domestic Relations Order;
.E Permitted Distribution — Notwithstanding the foregoing, the order may require the payment of benefits to an Alternate Payee while a Participant is still employed pursuant to Code § 414(p)(10); and
.F Form of Payment — Payments may be required in any form in which such benefits may be paid under the Plan to a Participant, except in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse.
.3 Procedures — Upon receipt of any domestic relations order by the Plan, the Plan Administrator must take the following steps:
.A Notice — The Plan Administrator must promptly notify the Participant and any Alternate Payee named in such order of the receipt of a domestic relations order and the Plan’s procedures for determining whether such order is a Qualified Domestic Relations Order. The notice to the Alternate Payee must include a statement that he or she is entitled to designate a representative for receipt of copies of any notices that are sent to the Alternate Payee with respect to a domestic relations order. The notice must be sent to the Participant and Alternate Payee with respect to a domestic relations order. The Notice must be sent to the Participant and Alternate Payee at the address specified in the order or, if none is specified, at the Participant’s address or the address of the Alternate Payee last known to the Plan Administrator;
.B Determination of Validity — Within a reasonable period of time after receipt of such order, the Plan Administrator must determine whether such order is a Qualified Domestic Relations Order and notify the Participant and each Alternate Payee of such determination. In making its determination, the Plan Administrator may seek the advice of legal counsel;
.C Segregated Amounts — Pending the Plan Administrator’s determination of whether a domestic relations order is a Qualified Domestic Relations Order, the Plan Administrator must instruct the Trustee to segregate the amounts payable to the Alternate Payee during such period if the order is a Qualified Domestic Relations Order. If, within 18 months, the Plan Administrator determines the order to be a Qualified Domestic Relations Order, the Plan must pay the amounts so segregated plus any interest thereon to the person or persons entitled thereto pursuant to the terms of the Qualified Domestic Relations Order. If the Plan Administrator determines an order is not a Qualified Domestic Relations Order or fails to reach a decision within 18 months, the Plan must pay the segregated amounts to the person or persons entitled to such amounts in the absence of the order. If the Plan Administrator subsequently determines that an order is a Qualified Domestic Relations Order, the Plan shall pay benefits subsequent to its determination in accordance with the order. If action is taken in accordance with this subsection, the Plan’s obligation to the Participant and each Alternate Payee shall be discharged to the extent of any payment made pursuant to the Qualified Domestic Relations Order.

.4 Relationship to Other Plan Provisions — The Plan shall treat a Participant’s former Spouse as the Participant’s Spouse for purposes of the Qualified Joint and Survivor Annuity to the extent provided in the Qualified Domestic Relations Order.
.5 Beneficiary Status — Each Alternate Payee shall be treated as a Beneficiary under the Plan, with all the rights accorded to other Beneficiaries under the terms hereof and as otherwise provided by law.
.18 Claims Procedure — Claims for benefits under the Plan should be filed with the Plan Administrator on forms supplied by it. A claim shall be deemed allowed unless a written notice of denial is furnished to the claimant by the Plan Administrator within 30 days after the claim is filed. If the claim is denied, the notice shall specifically set forth the reasons for the denial, the pertinent provisions of the Plan upon which the denial is based and, where appropriate, an explanation as to how the claimant can perfect his claim, what additional material or information is necessary and why such additional information or material is necessary. Such notice shall also explain the claims review procedure.
.19 Claims Review Procedure — If a Participant’s claim is denied, the Participant shall be entitled, upon written request delivered to the Plan Administrator not later than 75 days after receipt of written notice of denial of the claim, to a further review of his or her claim by the Plan Administrator. Such request must set forth a statement of the Participant’s position. A Participant, or his or her duly authorized representative, may also request a review of pertinent documents and may also set forth issues and comments in support of his or her position. The Plan Administrator shall schedule an opportunity for a full and fair hearing of the issue within 30 days after receipt of the request. The decision following this hearing shall be made within 30 days and shall be communicated in writing to the Participant, specify the reasons for the decision, and give specific references to pertinent Plan provisions on which the decision is based.
.20 Plan Administrator Consent or Discretion — Notwithstanding any other provision in this Plan, any provision limiting the availability of any benefits or rights described in this Plan because of consent of any person other than the Participant or his or her Spouse shall be null and void, thereby making such benefit or right available without the consent of such other person.
.21 Unclaimed Account — If the Trustee is unable to make payments payable or distributable from an Account because it does not know the identity or address of the Participant or Beneficiary entitled thereto, the Trustee should suspend such payments until directed otherwise by the Plan Administrator. The Plan Administrator must notify the Participant or Beneficiary by certified or registered mail addressed to the last known address of record with the Plan Administrator or the Employer that he or she is entitled to a distribution under this Plan and that a response or claim must be made within six months from the date of mailing of the notice or the Account shall be forfeited. The Plan Administrator may treat the Account as forfeited only if the Plan Administrator could force a distribution under the Plan. If a Participant or Beneficiary who has incurred a forfeiture of his or her Account under this Section makes a claim, at any time, for his or her forfeited Account, the Plan Administrator shall restore the Participant’s or Beneficiary’s forfeited Account to the same dollar amount as the dollar amount of the Account forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The forfeiture provisions of this Section shall apply solely to the Participant’s or to the Beneficiary’s Account derived from Employer Contributions. The Trustee shall continue to hold Accounts derived from Employer Contributions for the benefit of the Participant or Beneficiary until the earlier of receipt of distribution directions from the Participant or Beneficiary or the time when the Account escheats under the applicable laws of the State of Colorado. Notwithstanding the foregoing, an Account which escheats to the State of Colorado under the applicable law is not treated as a forfeiture subject to restoration.

TOP-HEAVY PROVISIONS
.1 General — This Article is included in the Plan pursuant to Code requirements and shall prevail over any inconsistent provision of the Plan or Funding Agreement.
.2 Vesting — For any Plan Year in which the Plan is a Top-Heavy Plan, the percentage of a Participant’s Employer Contributions Account which shall be fully vested and non-forfeitable shall be determined under Section 17 of the Adoption Agreement. The minimum vesting schedule applies to all benefits within the meaning of Code § 411(a)(7) except those attributable to Employee Contributions, including benefits accrued before the effective date of § 416 and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant’s non-forfeitable percentage may occur in the event the Plan’s status as Top-Heavy changes for any Plan Year. However, this Section does not apply to the account balances of any Participant who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Participant’s Account balance attributable to Employer Contributions shall be determined without regard to this Section.
.3 Employer Contributions and Forfeitures — For each Plan Year in which the Plan is a Top-Heavy Plan and a Participant is a Non-Key Employee, the Employer Contributions and Forfeitures allocated to a Participant’s Employer Contributions Account shall be determined under (a) or (b) below. If the Employer adopts the Plan as a Money Purchase Pension Plan, or if the Employer chooses to apply Forfeitures to reduce Employer Contributions pursuant to Section 18 of the Adoption Agreement, any references to Forfeitures in this Section 8.3 shall have no effect.
.1 No Qualified Defined Benefit Plan — If a Participant does not participate in a Qualified Defined Benefit Plan, the Employer Contributions and Forfeitures allocated to such Participant’s Account shall be not less than 3% of his or her Limitation Compensation for that Plan Year. The 3% minimum contribution requirement shall be decreased for any Plan Year in which the Employer does not make (or is not required to make) a contribution equal to 3% of the Limitation Compensation for the Key Employee for whom such percentage is the highest for the Plan Year. In such a case, the percentage of a Participant’s Limitation Compensation used in determining the Employer Contributions and Forfeitures allocated to his or her Account for such Plan Year shall at least equal the greatest percentage of Limitation Compensation used in determining similar contributions on behalf of such Key Employee; provided, however, that this sentence and the preceding sentence shall not apply in any year in which the Plan enables a Qualified Defined Benefit Plan which is part of the Required Aggregation Group to meet the requirements of Code § 401(a)(4) or 410. Employer Matching Contributions shall be taken into account for purposes of satisfying the 3% minimum contribution requirement under Code § 416(c)(2). The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Employer so provides in the Adoption Agreement that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code § 401(k)(12) and Matching Contributions with respect to which the requirements of Code § 401(m)(11) are met), such other plan. Employer Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the Actual Contribution Percentage test and the other requirements of Code § 401(m). The minimum contribution is determined without regard to any Social Security contribution. The minimum contribution shall be made even though, under other Plan provisions, a Participant would not otherwise be entitled to receive a contribution, or would have received a lesser contribution for the Plan Year because of his or her failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan). The minimum contribution for a Non-Key Employee shall be made even though such Non-Key Employee is not a Participant because of his or her failure to make Required Contribution or because his or her Compensation is less than a stated amount. The minimum contribution shall not be made to a Participant’s Account if such Participant was not an Employee on the last day of the Plan Year. The minimum contribution required (to the extent required to be non-forfeitable under Code § 416(b)) may not be forfeited under Code § 411(a)(3)(B) or 411(a)(3)(D). The minimum contribution required hereunder may not be satisfied by Salary Deferrals.
.2 Qualified Defined Benefit Plan — If a Participant participates in a Qualified Defined Benefit Plan, the Employer Contributions and Forfeitures allocated to such Participant’s Account shall satisfy at least one of the following conditions:
.A If a Participant receives the minimum benefit required for an Employee who participates only in the Qualified Defined Benefit Plan, no allocation shall be required under this Section; or
.B The Participant’s allocation shall be at least 5% of his or her Limitation Compensation for such Plan Year.
.C If the denominator of the Defined Benefit Fraction and the Defined Contribution Fraction is 125% for purposes of Section 5.9, the Participant’s allocation shall be at least 7.5% of his or her Limitation Compensation for such Plan Year.

ADMINISTRATION
.1 The Plan Administrator to Be Administrator — The Plan Administrator shall consist of one or more persons appointed by the Employer to serve at its pleasure. The Plan Administrator shall be the administrator of the Plan and shall be responsible for the operation of the Plan, other than the investment of the Trust Fund and the payment of Plan Benefits. Any person appointed as Plan Administrator may be removed by the Employer by delivery of written notice of removal to such person. Any individual appointed as Plan Administrator may resign at any time by delivery of written notice of resignation to the Employer. Any notice of removal or resignation shall specify the effective date of removal or resignation, which shall not be earlier than the date of delivery of the notice.
.2 Powers and Duties of Plan Administrator — The Plan Administrator shall administer the Plan in accordance with its terms solely in the interest of Participants, Former Participants and their Beneficiaries for the exclusive purpose of providing benefits to such persons and defraying reasonable expenses of administering the Plan and Trust Fund. In administering the Plan, the Plan Administrator shall employ a degree of care, skill, prudence and diligence which, under circumstances then prevailing, a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. The Plan Administrator shall have all powers necessary to carry out the terms of the Plan. All interpretations of the Plan and questions concerning its administration and application shall be determined by the Plan Administrator, and such determinations shall be binding on all persons except as otherwise expressly provided herein.
.3 Delegation of Fiduciary Duties — The Plan Administrator shall have the power to delegate specific fiduciary responsibilities (other than those of the Trustee with respect to the investment of the Trust Fund). Such delegations may be to the Trustee or to officers or employees of the Employer or to other persons, all of whom shall serve at the pleasure of the Plan Administrator and, if full-time employees of the Employer, without compensation. Any such person may resign by delivering a written resignation to the Plan Administrator. Vacancies created by resignation, death or other cause may be filled by the Plan Administrator, or the responsibilities delegated by the Plan Administrator may be reassumed or redelegated by the Plan Administrator.
.4 Records and Reports — The Plan Administrator and those to whom it has delegated fiduciary duties shall keep a record of all their proceedings and actions, and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan. The Plan Administrator shall be responsible for the preparation and filing of all reports, returns, notices and statements that are required to be submitted to the federal or state governmental agency or to any Employee or Participant.
.5 Indemnification for Liability — The Employer shall indemnify the Plan Administrator and those to whom the Plan Administrator has delegated fiduciary duties against any and all claims, losses, damages, expenses and liabilities arising from their responsibilities in connection with the Plan, unless the same are determined to be due to gross negligence or willful misconduct.

ESTABLISHMENT OF TRUST FUND
.1 The Trust Agreement — The Employer has entered into a Trust Agreement concurrently with the adoption of this Plan, providing for the establishment of a Trust Fund to be held and administered by a Trustee designated in the Trust Agreement. The Trust Agreement shall form a part of this Plan, and all rights or benefits which accrue to any person under this Plan shall be subject to all the terms and provisions of the Trust Agreement.

.2 Expenses of Trust Fund — All expenses of administering the Trust Fund shall be paid by the Trustee out of the Trust Fund, to the extent they are not paid by the Employer.
.3 Source of Plan Benefit — All Plan Benefits shall be paid or provided for solely from the Trust Fund, and the Employer does not assume any liability or responsibility for such payments. Neither the Employer, the Trustee nor the Plan Administrator guarantees the Trust Fund in any manner against loss or depreciation.
.4 Employer Stock — If the Employer has elected in the Profit Sharing Plan Adoption Agreement to authorize the Trustee to invest the Trust Fund primarily in Qualifying Employer Securities as a general investment of the trust shared ratably by all Plan Participants, this section 10.4 shall apply to the voting of such securities. The Trustee shall distribute all proxy solicitation instructions on the voting of the Qualifying Employer Securities to each Participant or Beneficiary whose Account holds Qualifying Employer Securities. The Participant’s (or Beneficiary’s) voting instructions shall be submitted to the Trustee who shall vote pursuant to such instructions. The Trustee shall hold all voting records of each Participant (or Beneficiary) in confidence and shall not disclose any information regarding the vote of any Participant (or Beneficiary) to anyone except to the extent necessary to comply with Federal laws or state laws which are not preempted by ERISA. The Trustee shall combine all fractional shares allocated to Participants’ (or Beneficiaries’) Accounts and vote them, to the extent possible, to reflect the instructions of the Participants and Beneficiaries whose Accounts hold such fractional shares. If a Participant (or Beneficiary) does not return his or her proxy, the Trustee shall vote the shares in such Participant’s (or Beneficiary’s) Account in the same proportion as the shares for which the Trustee has received instructions.

CONTINUANCE AND AMENDMENT OF THE PLAN
.1 Continuation of the Plan — The Employer expects to continue this Plan indefinitely, but the continuation of this Plan is not assumed as a contractual obligation by the Employer, and the right is reserved to the Employer to terminate the Plan and Trust Fund, or to discontinue contributions under the Plan at any time without terminating the Trust Fund. If the Employer is a sole proprietor and dies, the Plan shall automatically terminate.
.2 Distribution of Trust Fund on Termination of Plan and Trust Fund — If the Plan and Trust Fund are terminated or partially terminated, at any time other than as provided in Section 4.3, the entire amount then credited to the Employer Contributions Account of each affected Participant shall become non-forfeitable. The Plan Administrator shall promptly notify the Trustee of such termination, and the last business day of the month in which such notice is received shall be a Valuation Date. Immediately after the allocations required by Sections 5.3, 5.4 and 5.5 have been completed, the Plan Administrator shall direct the Trustee to distribute to each Participant the amount then credited to his or her Accounts, in accordance with Section 7.4. If the value of the Participant’s Account is greater than $1,000, any such withdrawal shall be made pursuant to section 7.7. Any remaining amount credited to the Suspense Account described in Section 5.10 shall be allocated as described in Section 5.3 and, to the extent not exhausted, as provided in Section 5.5. If the entire Suspense Account cannot be allocated to Participants’ Accounts because of the limitations of Section 5.6, 5.7, 5.8 or 5.9, whichever is applicable, the balance shall be distributed to the Employer.
.3 Vesting Upon Permanent Discontinuance of Contributions — This Section 11.3 shall apply only if the Plan is adopted by the Employer as a 401(k) Plan. In that event, if the Employer at any time elects to permanently discontinue making contributions hereunder without terminating the Trust Fund, the entire amount then credited to the Employer Contributions Account of each Participant shall become non-forfeitable. Any amount remaining credited to the Suspense Account described in Section 5.10 shall be allocated as described in Section 5.3 and, to the extent not exhausted, as provided in Section 5.5, as of the Anniversary Date next following the date of discontinuance of contributions, and as of each succeeding Anniversary Date until exhausted. The Trust Fund shall be retained by the Trustee and administered in accordance with the terms of the Plan and the Trust Agreement. Distributions from the Trust Fund shall be made to Participants at the times and in the manner provided in Article VII.

.4 Amendment by Employer — The Employer reserves the right to amend the Adoption Agreement from time to time as follows:
.1 Permissible Amendments— The Employer may (i) change the choice of options in the Adoption Agreement, (ii) add overriding language in the Adoption Agreement when such language is necessary to satisfy Code § 415 or Code § 416 because of the required aggregation of multiple plans (iii) amend administrative provisions of the trust or custodial document in the case of a nonstandardized plan and make more limited amendments in the case of a standardized plan such as the name of the Plan, Employer, Trustee or Custodian, Plan Administrator and other fiduciaries, the trust year, and the name of any pooled trust in which the Plan’s trust will participate, (iv) add certain sample or model amendments published by the Internal Revenue Service or other required good faith amendments which specifically provide that their adoption will not cause the Plan to be treated as individually designed and (v) add or change provisions permitted under the Plan and/or specify or change the effective date of a provision as permitted under the Plan and correct obvious and unambiguous typographical errors and/or cross-references that merely correct a reference but that do not in any way change the original intended meaning of the provisions. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Code § 412(d), will no longer participate in this master or prototype plan and will be considered to have an individual designed plan.
.2 Protection of Accrued Benefit — No amendment shall decrease a Participant’s accrued benefit, decrease a Participant’s Account balance, reduce the non-forfeitable interest of any Participant, be made without the consent of the Trustee or result in any part of the Trust Fund reverting or being paid to the Employer except as provided in Sections 4.3 and 11.2. If the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee’s right to his Employer-derived accrued benefit shall not be less than his percentage computed under the Plan without regard to such amendment. No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Account balance under a particular optional form of benefit if the amendment satisfies the conditions in (i) and (ii) below:
.A The amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (a), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the participant) except with respect to the timing of payments after commencement.
.B The amendment is not effective unless the amendment provides that the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: (A) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (B) the first day of the second plan year following the plan year in which the amendment is adopted.
Participants shall be notified of any amendment within a reasonable time of its adoption.
.5 Amendment by Sponsor — The Employer hereby authorizes and empowers the Sponsor to amend the Plan from time to time, subject to the following:
.1 Notice — Except as provided in subsections (b) and (c) below, such amendment shall not become effective until at least 30 days prior notice thereof has been given to the Employer;
.2 Effective Date — An amendment of the Plan made under this Section, which the Sponsor deems necessary or appropriate to enable the Plan to meet the requirements of the Code or the Act, may be made effective as of the Effective Date of the Employer’s Plan. An amendment of the Plan under this Section, made to conform the Plan to any change in the law of the United States, the state of the Employer’s principal place of business, or any political subdivision thereof or to any rule or regulation thereunder, may take effect as of the date such amendment is required to be effective under such law, rule or regulation; and

.3 Exception — An amendment of the Plan under this Section, other than one made under subsection (b) above, shall not affect a feature of the Plan as to which the Employer made an election in the Adoption Agreement.
.6 Amendments Changing Vesting Schedule — If any amendment made by the Employer or the Sponsor in any way directly or indirectly affects the computation of the Participant’s non-forfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule pursuant to Section 17 of the Adoption Agreement or Section 6.3 of the Plan, and such Participant has three or more Years of Service, he or she may, by filing a written request with the Plan Administrator within the election period hereinafter described, elect to have his or her non-forfeitable percentage computed under the vesting schedule in effect prior to the amendment. The election period shall begin on the date the amendment is adopted and shall end 60 days after the latest of the dates on which: (a) the amendment is adopted; (b) the amendment becomes effective; or (c) Participants are issued written notice of the amendment by the Employer or the Plan Administrator.
.7 Merger or Consolidation of Plan — The Plan and Trust Fund shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan, unless the benefits payable to a Participant terminated immediately after such action would be equal to or greater than the benefits to which such Participant would have been entitled (determined without regard to Section 11.2 or 11.3) if this Plan had been terminated immediately before such action.
.8 Amendments Affecting Vested and/or Accrued Benefits — No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant’s accrued benefit. Notwithstanding the preceding sentence, a Participant’s Account balance may be reduced to the extent permitted under Code § 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant’s Account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the non-forfeitable percentage (determined as of such date) of such Employee’s Employer-derived accrued benefit shall not be less than the percentage computed under the Plan without regard to such amendment.
.9 Optional Form of Benefit — No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Account balance under a participant optional form of benefit if the amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit being eliminated or restricted. For this purpose, a single-sum distribution form is otherwise identical only if the single-sum distribution form is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

MISCELLANEOUS
.1 Effect of Plan — Neither the establishment of this Plan nor the payment of any benefits hereunder shall be construed as giving to any Employee, Participant, Former Participant or Beneficiary, or to any other person, any legal right against the Employer, Plan Administrator or Trustee, except as provided herein. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee or Participant, as a right of any Employee or Participant to be continued in the employ of the Employer, or as a limitation on the right of the Employer to employ, discipline or discharge any Employee or Participant.
.2 Limitation of Liability — The Plan Administrator shall not be responsible for any act or failure to act on the part of the Employer or the Trustee. The Trustee shall not be responsible for any act or failure to act on the part of the Employer or the Plan Administrator.

.3 Plan to Conform to Code and Act — It is the intention of the Employer that, except as described in Sections 4.3 and 11.2, it shall be impossible for any part of the Trust Fund ever to be used for or diverted to purposes other than for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan and Trust Fund. The Plan and Trust Agreement shall therefore be construed and administered to follow the spirit and intent of the Code and the Act.
.4 Separate Administration — The Plan and Trust Fund, as established and maintained by the Employer, shall be administered separate and apart from any other plan or fund established or maintained by any other employer which is not designated as an Affiliated Employer in Section 22 of the Adoption Agreement.
.5 Failure of Other Employer to Qualify — If any employer joins in the adoption of this Plan but fails to obtain or retain the qualification of the Plan under the Code, such employer shall withdraw from the Plan upon a final determination by the Internal Revenue Service that the Plan, as adopted by such employer, does not qualify under the Code. Upon such withdrawal, this Plan shall no longer be a prototype plan and shall be considered an individually designed plan.
.6 Notice of Tax Court Proceeding — If the Employer, the Plan Administrator or any Employee files a petition in the United States Tax Court pursuant to Code § 7476 for a determination as to the initial qualification of the Plan (or continued qualification if the Plan is amended), the petitioner shall comply with the requirements of Code § 7476(b)(2) and the regulations thereunder with respect to the delivery of written notice of the filing of such petition to all Employees of the Employer and, if required by such regulations, to all Former Participants and their Beneficiaries.
.7 Rollovers and Transfers from Other Plans —
.1 Rollover Amount — If a Participant has received a distribution from another employee benefit plan qualified under Code § 401(a), he or she may, with the consent of both the Plan Administrator and the Trustee, elect to deposit in the Trust Fund any portion of such distribution that qualifies as a “rollover amount” under Code § 402(a)(5). Such deposit may be made directly by a Participant or through the medium of an individual retirement account pursuant to Code § 408(d). Any such deposit shall be credited to a Participant’s Employee Rollover Contributions Account and shall be subject to all of the terms and provisions of this Plan. Effective January 1, 2002, the Plan shall accept rollover contributions and direct rollovers from plans, annuity contracts and individual retirement accounts or annuities as elected in subsection 16(d) of the Adoption Agreement.
.2 Accumulated Deductible Employee Contributions — The Plan shall also accept accumulated deductible employee contributions (as defined in Code § 72(o)(5)) that were distributed from a qualified retirement plan and rolled over pursuant to Code § 402(a)(5), 402(a)(7), 403(a)(4) or 408(d)(3). Such rolled over amount shall be added to a Participant’s Employee Deductible Contributions Account but shall not be taken into account in applying the limitations on Deductible Contributions to this Plan. The Plan shall not accept rollovers of accumulated deductible employee contributions from a simplified employee pension.
.3 Trustee to Trustee Transfer — If the Plan Administrator and the Trustee consent, a trustee to trustee transfer of a Participant’s account under another employee benefit plan qualified under Code § 401(a) may be made to this Plan. Any such transfer shall be treated as if it were a transfer of a Prior Plan account under Section 5.11.
.4 Ineligible Employee — If the Plan Administrator consents, an Employee who is not a Participant in the Plan may exercise the rights granted to a Participant under this Section 12.7. Accounts for such Employee shall be established pursuant to Section 5.11 or this Section 12.7, as the case may be. Such Accounts shall share in the allocation of increase or decrease in net worth pursuant to Section 5.4. Such Employee shall have the same rights as a Participant regarding the distribution and investment of the Accounts, but he or she shall have no right to contribute to or share in Employer Contributions or Forfeitures, if any, until he or she becomes a Participant.
.8 Compliance with Uniformed Services Employment and Reemployment Rights Act — Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Code § 414(u).

.9 Transfers from a Qualified Money Purchase Pension Plan — Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee’s retirement, death, disability, or severance from employment, and prior to plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code § 414(1) to this Plan from a money purchase pension plan qualified under Code § 401(a).
.10 Transfers from Other Plans Pursuant to Acquisition or Merger with Plan Sponsor — If elected by the Employer in subsection 16(c) of the Adoption Agreement, a transfer of a Participant’s entire benefit between qualified defined contribution plans in connection with an asset or stock acquisition, merger, or other similar transaction involving a change in Employer of the Employees may result in the elimination or reduction of Code § 411(d)(6) protected benefits if the following are satisfied:
.1 Voluntary Election — The prior plan must condition the transfer on a voluntary, fully-informed election by the participant to transfer the participant’s entire benefit to the Plan;
.2 Alternate Option — The Participant must have the opportunity to retain the Code § 411(d)(6) benefits contained in the prior plan. The availability of the Code § 411(d)(6) protected benefits is subject to the nondiscrimination requirements of Code § 401(a)(4) and Treasury Regulation § 1.401(a)(4)-4 as modified by Treasury Regulation § 1.411(d)-4, Q&A-3(b)(3); and
.3 Type of Plan — To the extent the prior plan was a money purchase pension plan, the assets may only be transferred if the Employer adopted the Plan as a Money Purchase Plan. To the extent the assets transferred are part of a qualified cash or deferred arrangement under Code § 401(k), the assets may only be transferred if the Employer adopted the Plan as a cash or deferred arrangement under Code § 401(k). The assets may be transferred to the Plan without regard to what type of plan it is as long as the prior plan is a Profit Sharing Plan other than a qualified a qualified cash or deferred arrangement or a stock bonus plan other than an employee stock ownership plan. If the prior plan was a employee stock ownership plan, the benefits may not be transferred to the Plan.
.11 Text to Control — The headings of Articles and Sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of this Plan, the text shall control.

FIRST AMENDMENT TO THE DGS PROTOTYPE DEFINED CONTRIBUTION PLAN
BASIC DOCUMENT NO. 1
This First Amendment to the DGS Prototype Defined Contribution Plan Basic Document No. 1 (the “Plan”) is made to comply with certain provisions of the Pension Protection Act of 2006 with respect to Notice Requirements, Hardship Withdrawals, and Payments to Nonspouse Beneficiaries. This Amendment supersedes the provisions of the Plan and the Adoption Agreement to the extent such provisions are inconsistent with the provisions of this Amendment.
I. The Plan is amended as follows:
II.
1. A new Section 2.85A is added to the Plan after Section 2.85 and before Section 2.86 effective for Plan Years beginning on or after January 1, 2007 as follows:
“2.85A “Qualified Optional Survivor Annuity” means an immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than 75% and not more than 100% of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse. Such annuity shall be the amount of benefit which can be purchased with the Participant’s Vested Account balance. The percentage of the optional survivor annuity under the Plan shall be 75% (unless a different percentage up to 100% is elected by the Participant). Annuity contracts shall be nontransferable when distributed and shall comply with requirements of the Plan.”
2. Section 7.4(b)(i)(B) of the Plan is amended effective for Plan Years beginning on or after January 1, 2007 as follows:
“(B) Optional Form of Benefit – A Participant may elect an optional form of benefit pursuant to a Qualified Election within the 180-day period ending on the first day of the first period for which amount is paid as an annuity or any other form. If a Participant’s Plan Benefit is distributable pursuant to Section 7.3, the Participant’s Spouse, if any, may consent by a Qualified Election to an optional form of benefit before such payment is made. An optional form of benefit includes a Qualified Optional Survivor Annuity as well as any form of distribution to the Participant set forth in subsection 7.4(a)(i) above.”
3. Section 7.4(b)(iii)(A) of the Plan is amended effective for Plan Years beginning on or after January 1, 2007 as follows:
“(iii) Notice Requirements –
(A) Qualified Joint and Survivor Annuity – In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall provide to the Participant, no less than 30 days nor more than 180 days prior to the annuity starting date (as defined a the end of the first paragraph of Section 7.4), a written explanation of: (I) the terms and conditions of a Qualified Joint and Survivor Annuity; (II) the Participant’s right to make, and the effect of, a Qualified Election to waive the Qualified Joint and Survivor Annuity form of benefit; (III) the rights of a Spouse; and (IV) the right to make, and the effect of, a revocation of a previous Qualified Election to waive the Qualified Joint and Survivor Annuity.”
4. A new Section 7.7A is added to the Plan after Section 7.7 and before Section 7.8 effective for Plan Years beginning on or after January 1, 2007:
“7.7A Trustee-To-Trustee Transfers To Nonspouse Designated Beneficiaries and Others.
(a) Nonspouse Designated Beneficiaries.
Notwithstanding any provision of the Plan to the contrary that would otherwise limit a designated beneficiary’s election under this Section 7.7A, the Plan Administrator shall offer to a designated beneficiary (as defined by Code § 401(a)(9)(E)) who is not a spouse the opportunity to transfer in a direct rollover (or trustee-to-trustee transfer) such beneficiary’s share of the deceased Participant’s Account directly to one or more IRAs (that is, to a plan described in Code § 408(a) or (b)). Such IRA shall be established on behalf of the designated beneficiary and that shall be treated as an inherited IRA pursuant to the provisions of § 402(c)(11). The determination of any required minimum distribution under § 401(a)(9) that is ineligible for rollover shall be made in accordance with Notice 2007-7, Q&A 17 and 18, 2007-5 I.R.B. 395.

(b) Trust.
Notwithstanding any provision of the Plan to the contrary that would otherwise limit a trustee’s election under this Section 7.7A, the Plan Administrator shall offer to the trustee of a trust which is the named beneficiary of a decedent the opportunity to transfer in a direct rollover (or trustee-to-trustee transfer) all or a portion of the trust’s share of the deceased Participant’s Account directly to one or more IRAs (that is, to a plan described in Code § 408(a) or (b)). Such IRA or IRAs shall be established on behalf of one or more beneficiaries of the trust; provided that the beneficiaries of the trust qualify as designated beneficiaries (as defined by Code § 401(a)(9)(E)). Such IRA or IRAs shall be treated as inherited IRA or IRAs pursuant to the provisions of § 402(c)(11). The beneficiaries of the trust shall be treated as having been designated as beneficiaries of the decedent for purposes of determining the required minimum distributions under Code § 401(a)(9). The determination of any required minimum distribution under § 401(a)(9) that is ineligible for rollover shall be made in accordance with Notice 2007-7, Q&A 17 and 18, 2007-5 I.R.B. 395.
(c) Exception.
No part of a required minimum distribution for the year of transfer may be transferred to an IRA.”
5. Section 7.11(b)(i) of the Plan is amended by the addition of the following language effective August 17, 2006:
“A Plan may permit hardship distributions for expenses relating to Medical Expense as described in subparagraph (A) above, Education as described in subparagraph (C) above, and Funeral or Burial expenses as described in subparagraph (E) above for a “primary beneficiary under the Plan” upon a Participant’s application. For this purpose, “a primary beneficiary under the Plan” is an individual who is named as a beneficiary under the Plan and who has an unconditional right to all or a portion of the Participant’s Account under the Plan upon the death of the Participant.”
This First Amendment is made to the Prototype Defined Contribution Plan Basic Document No. 1 effective as of the above dates.
DAVIS GRAHAM & STUBBS LLP

SECOND AMENDMENT TO THE DGS PROTOTYPE DEFINED CONTRIBUTION PLAN
BASIC DOCUMENT NO. 1
This Second Amendment to the DGS Prototype Defined Contribution Plan Basic Document No. 1 (the “Plan”) and the Adoption Agreement is made to comply with certain provisions of the Worker Retiree and Employer Recovery Act of 2008 with respect to Required Minimum Distributions. This Amendment supersedes the provisions of the Plan and the Adoption Agreement to the extent such provisions are inconsistent with the provisions of this Amendment.
The Plan is amended as follows:
Subsection 7.5(a)(i) of the Plan is amended effective for calendar years beginning after December 31, 2008 as follows:
“7.5 Minimum Distribution Requirements –
(a) General Rules –
(i) Effective Date and Temporary Waiver of Required Minimum Distributions – The provisions of this Section 7.5 shall apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year; provided, however:
(A) Not Apply in 2009 – The requirements of this Section 7.5 shall not apply for calendar year 2009; provided, however, a required distribution for the calendar year 2008 which was postponed until April 1, 2009 must be taken in 2009;
(B) Required Beginning Date after 2009 – The Required Beginning Date with respect to any individual shall be determined without regard to paragraph (A) immediately above for purposes of applying this Section 7.5 for calendar years after 2009;
(C) Five-Year Rule Change – If the Five-Year Rule applies under this Section 7.5, the five-year period described in such rule shall be determined without regard to calendar year 2009 so that the five-year period becomes a six-year period if calendar year 2009 is involved; and
(D) Application to Pension or Annuity Contract – A pension plan or annuity contract (as found, for example, in a Money Purchase Plan) can adopt the new Five-Year Rule for calendar year 2009, if the Participant died before his or her Required Beginning Date; provided the pension plan or annuity contract is amended on or before the last day of the first plan year beginning on or after January 1, 2011 and further provided that the plan or contract is operated from the effective date of the amendment through December 31, 2009 as if such plan or contract amendment were in effect.
(E) Eligible Rollover Distributions Change – If all or any portion of a distribution during 2009 is treated as an eligible rollover distribution but would not be so treated if the minimum distribution requirements under Code § 401(a)(9) had applied during 2009, such distribution shall not be treated as an eligible rollover distribution for purposes of Code §§ 402(f), 401(a)(31) or 3405(c), which sections require a notice and written explanation of the direct rollover requirement and a twenty percent withholding if the distribution is not paid directly to an eligible retirement plan.”
This Second Amendment is made to the DGS Prototype Defined Contribution Plan Basic Document No. 1 and Adoption Agreement effective as of the above dates.
davis graham & stubbs llp

THIRD AMENDMENT TO THE DGS PROTOTYPE DEFINED CONTRIBUTION PLAN
BASIC DOCUMENT NO. 1
This Third Amendment to the DGS Prototype Defined Contribution Plan Basic Document No. 1 (the “Plan”) and the Adoption Agreement is made to comply with certain provisions of the Worker Retiree and Employer Recovery Act of 2008 with respect to Required Minimum Distributions and Notice 2009-82. This Amendment supersedes the provisions of the Plan and the Adoption Agreement to the extent such provisions are inconsistent with the provisions of this Amendment.
The Plan is amended as follows: A new paragraph (F) is added to subsection 7.5(a)(i) of the Plan beginning after December 31, 2008 so that such subsection reads in its entirety as follows:
“7.5 Minimum Distribution Requirements —
(a) General Rules —
(i) Effective Date and Temporary Waiver of Required Minimum Distributions — The provisions of this Section 7.5 shall apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year; provided, however:
(A) Not Apply in 2009 — The requirements of this Section 7.5 shall not apply for calendar year 2009; provided, however, a required distribution for the calendar year 2008 which was postponed until April 1, 2009 must be taken in 2009;
(B) Required Beginning Date after 2009 — The Required Beginning Date with respect to any individual shall be determined without regard to paragraph (A) immediately above for purposes of applying this Section 7.5 for calendar years after 2009;
(C) Five-Year Rule Change — If the Five-Year Rule applies under this Section 7.5, the five-year period described in such rule shall be determined without regard to calendar year 2009 so that the five-year period becomes a six-year period if calendar year 2009 is involved; and
(D) Application to Pension or Annuity Contract — An annuity contract (as found, for example, in a Money Purchase Plan) can adopt the new Five-Year Rule for calendar year 2009, if the Participant died before his or her Required Beginning Date; provided the annuity contract is amended on or before the last day of the first plan year beginning on or after January 1, 2011 and further provided that the contract is operated from the effective date of the amendment through December 31, 2009 as if such contract amendment were in effect.
(E) Eligible Rollover Distributions Change — If all or any portion of a distribution during 2009 is treated as an eligible rollover distribution but would not be so treated if the minimum distribution requirements under Code § 401(a)(9) had applied during 2009, such distribution shall not be treated as an eligible rollover distribution for purposes of Code §§ 402(f), 401(a)(31) or 3405(c), which sections require a notice and written explanation of the direct rollover requirement and a twenty percent withholding if the distribution is not paid directly to an eligible retirement plan.

(F) 2009 Distribution — Notwithstanding subsections 7.5(a)(i)(A) through (D) above, if a participant or spousal beneficiary who was not required to receive required minimum distributions for 2009 because of the enactment of section 401(a)(9)(H) of the Code (“2009 RMDs”), nevertheless received distributions that are (1) equal to the 2009 RMDs or (2) one or more payments in a series of substantially equal distributions (that include the 2009 RMDs) made at least annually and expected to last for the life (or life expectancy) of the participant, the joint lives (or joint life expectancy) of the participant and the participant’s designated beneficiary, or for a period of at least 10 years (“Extended 2009 RMDs”), such distributions shall be treated as eligible rollover distributions without regard to section 401(a)(9)(H). To be a qualified rollover, a rollover of any such distribution must be completed by the later of 60 days after receipt of the distribution or November 30, 2009 unless such date is extended by the IRS.”
This Third Amendment is made to the DGS Prototype Defined Contribution Plan Basic Document No. 1 and Adoption Agreement effective as of the above dates.
DAVIS GRAHAM & STUBBS LLP

FOURTH AMENDMENT TO THE DGS PROTOTYPE DEFINED CONTRIBUTION PLAN
BASIC DOCUMENT NO. 1
This Fourth Amendment to the DGS Prototype Defined Contribution Plan Basic Document No. 1 as amended and restated effective January 1, 2002 (the “Plan”) is made to comply with certain provisions of the Pension Protection Act of 2006, the Final Treasury Regulations under Code § 415, and the Worker, Retiree, and Employer Recovery Act of 2008. This Amendment supersedes the provisions of the Plan to the extent such provisions are inconsistent with the provisions of this Amendment.
1. The Plan is amended by substituting the following Section 2.16 in its entirety for the current Section 2.16 effective July 1, 2007:
2.
2.16 “Annual Addition” means the amount allocated to a Participant’s Account during the Limitation Year,
(a) Including:
(i) Employer Contributions and Employee Contributions, including Excess Contributions, Excess Aggregate Contributions and Excess Deferrals but excluding Catch-Up Contributions (see subsection 2.16(b) below), regardless of whether such amounts are distributed or forfeited;
(ii) Forfeitures;
(iii) Amounts allocated to an individual medical account, as defined in Code § 415(1)(2), which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in Code § 419A(d)(3), under a welfare benefit fund, as defined in Code § 419(e), maintained by the Employer; and
(iv) Allocations under a simplified employee pension. For this purpose, any excess amounts applied under Sections 5.6(c) or 5.7 in the Limitation Year to reduce Employer Contributions will be considered Annual Additions for such Limitation Year.
(b) Excluding:
(i) Restorative payments. For this purpose, restorative payments are payments made to restore losses to a plan resulting from actions by a fiduciary for which there is reasonable risk of liability for breach of a fiduciary duty under applicable federal or state law, where Participants who are similarly situated are treated similarly with respect to the payments. Payments to a defined contribution plan are restorative payments only if the payments are made in order to restore some or all of the plan’s losses due to an action (or a failure to act) that creates a reasonable risk of liability for such a breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the plan). This includes payments to a plan made pursuant to a court-approved settlement to restore losses to a qualified defined contribution plan on account of the breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the plan). Payments made to a plan to make up for losses due merely to market fluctuations and other payments that are not made on account of a reasonable risk of liability for breach of a fiduciary duty are not restorative payments and generally constitute contributions that give rise to Annual Additions;
(ii) The direct transfer of a benefit or employee contributions from a qualified plan to this Plan;
(iii) Rollover contributions (as described in Code §§ 401(a)(31), 402(c)(1), 403(a)(4), 403(b)(8), 408(d)(3), and 457(e)(16));

(iv) Repayments of loans made to a Participant from the Plan;
(v) Repayments of amounts described in Code § 411(a)(7)(B) (in accordance with Code §§ 411(a)(7)(C)) and 411(a)(3)(D) or repayment of contributions to a governmental plan (as defined in Code § 414(d)) as described in Code § 415(k)(3), as well as Employer restorations of benefits that are required pursuant to such repayments;
(vi) Catch-up Contributions made in accordance with Code § 414(v) and § 1.414(v)-1 of the Income Tax Regulations; and
(vii) Excess Deferrals that are distributed in accordance with § 1.402(g)-1(e)(2) or (3) of the Income Tax Regulations. Notwithstanding anything in the Plan to the contrary, Employer Contributions are treated as credited to a Participant’s Account for a particular Limitation Year only if the contributions are actually made to the plan no later than the 15th day of the tenth calendar month following the end of the calendar year or fiscal year (as applicable, depending on the basis on which the Employer keeps its books) with or within which the particular Limitation Year ends.
2. The Plan is amended by the addition of the following new Section 4.12A immediately after Section 4.12:
4.12A Gap Period Income
(a)
Gap Period Income on Distributed Excess Contributions and Excess Aggregate Contributions — This Section 4.12A applies to Excess Contributions and Excess Aggregate Contributions made with respect to Plan Years beginning after December 31, 2007. The Plan Administrator will not calculate and distribute allocable income for the gap period (i.e., the period after the close of the Plan Year in which the Excess Contribution or Excess Aggregate Contribution occurred and prior to the distribution).

(b)
(b) Gap Period Income on Distributed Excess Salary Deferral Contributions, After-Tax Contributions or Roth Contributions — With respect to excess Salary Deferral Contributions, After-Tax Contributions or Roth Contributions made in taxable year 2007, the Plan Administrator must calculate allocable income for the taxable year and also for the gap period (i.e., the period after the close of the taxable year in which the excess Salary Deferral Contributions, After-Tax Contributions or Roth Contributions occurred and prior to the distribution); provided that the Plan Administrator will calculate and distribute the gap period allocable income only if the Plan Administrator in accordance with the Plan terms otherwise would allocate the gap period allocable income to the Participant’s Account. With respect to excess Salary Deferral Contributions, After-Tax Contributions or Roth Contributions made in taxable years after 2007, gap period income may not be distributed.
3. The Plan is amended by the addition of the following language to subsection 7.8(a) effective January 1, 2008:
Effective for distributions after December 31, 2007, an eligible rollover distribution may also be rolled over to a Roth IRA under Code § 408A subject to the limitations of Code § 408A(c).
4. The Plan is amended by the addition of the following language to subsection 7.8(b)(i) effective January 1, 2007:
For taxable years beginning after December 31,2006, a Participant may elect to transfer After-Tax Employee Contributions or Roth Contributions by means of a direct rollover to a qualified plan or to a Code § 403(b) plan that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable.

5. The Plan is amended by the addition of a new subsection 7.9(c) effective June 1, 2009 as follows:
(c) Withdrawal from a Money Purchase Plan — Distributions from a Money Purchase Plan may be made beginning after June 1, 2009 to a Participant who has reached the earlier of age 62 or the Normal Retirement Age of the Plan and has neither retired nor terminated Service with the Employer; provided that no such distribution shall be made without the Participant’s written consent and, if the Participant is married, the Participant’s Spouse’s written consent.
6. The Plan is amended by the addition of the following language to subsection 7.17(a) effective April 6, 2007:
Effective April 6, 2007, a domestic relations order that otherwise satisfies the requirements for a Qualified Domestic Relations Order will not fail to be a Qualified Domestic Relations Order (i) solely because the order is issued after, or revises, another domestic relations order or Qualified Domestic Relations Order; or (ii) solely because of the time at which the order is issued, including issuance after the annuity starting date or after the Participant’s death. Such domestic relations order is subject to the same requirements and protections that apply to Qualified Domestic Relations Orders.
7. The Plan is amended by the addition of the following language to Section 10.4 effective for Plan Years beginning after December 31, 2006:
(a) Rule Applicable to Salary Deferral Contributions, After-Tax Contributions or Roth Contributions — For Plan Years beginning after December 31, 2006, if any portion of the Account of a Participant (including, for purposes of this Section 10.4, a Beneficiary entitled to exercise the rights of a Participant) attributable to Salary Deferral Contributions, After-Tax Contributions or Roth Contributions is invested in Qualifying Employer Securities, the Participant may elect to direct the Plan to divest any such securities, and to reinvest an equivalent amount in other investment options which satisfy the requirements of subsection (c) below.
(b) Rule Applicable to Employer Contributions — If any portion of a Participant’s Account attributable to Qualified Nonelective Contributions or Qualified Matching Contributions is invested in Qualifying Employer Securities, a Participant who has completed at least 3 Years of Vesting Service, or a Beneficiary of any deceased Participant entitled to exercise the right of a Participant, may elect to direct the Plan to divest any such securities, and to reinvest an equivalent amount in other investment options which satisfy the requirements of subsection (c) below.
(i) Three-Year Phase-In Applicable to Employer Contributions — For Qualifying Employer Securities acquired with Qualified Nonelective Contributions or Qualified Matching Contributions during a Plan Year beginning before January 1, 2007, the rule described in this Section 10.4 only applies to the percentage of the Qualifying Employer Securities (applied separately for each class of securities) as follows:

Plan Year	Percentage
2007	33
2008	66
2009	100

(ii) Exception to Phase-In for Certain Age 55 Participants — The 3-year phase-in rule of subsection (b)(i) above does not apply to a Participant who has attained age 55 and who has completed at least 3 years of service before the first Plan Year beginning after December 31, 2005.
(c) Investment Options — For purposes of this Section 10.4, other investment options must include not less than 3 investment options, other than Qualifying Employer Securities, to which the Participant may direct the proceeds of divestment of Qualifying Employer Securities required by this Section 10.4, each of which options is diversified and has materially different risk and return characteristics. The Plan must provide reasonable divestment and reinvestment opportunities at least quarterly. Except as provided in regulations, the Plan may not impose restrictions or conditions on the investment of Qualifying Employer Securities which the Plan does not impose on the investment of other Plan assets, other than restrictions or conditions imposed by reason of the application of securities laws or a condition permitted under IRS Notice 2006-107 or other applicable guidance.
(d) Exception for Certain Plan – This Section 10.4 does not apply to a one-participant plan, as defined in Code §401(a)(35)(E)(iv).
(e) Treatment as Qualifying Employer Securities — Except as provided in Treasury regulations or in Code §401(a)(35)(F)(ii) (relating to certain controlled groups), a plan holding Employer securities which are not Qualifying Employer Securities is treated as holding Qualifying Employer Securities if any Employer corporation, or any member of a controlled group of corporations which includes such Employer corporation (as defined in Code §401(a)(35)(F)(iii)) has issued a class of stock which is a Qualifying Employer Security.
This Fourth Amendment is made to the DGS Prototype Defined Contribution Plan Basic Document No. 1 and Adoption Agreement effective as of the above dates.
DAVIS GRAHAM & STUBBS LLP

FIFTH AMENDMENT TO THE DGS PROTOTYPE DEFINED CONTRIBUTION PLAN
BASIC DOCUMENT NO. 1
This Fifth Amendment to the DGS Prototype Defined Contribution Plan Basic Document No. 1 (“Basic Plan Document”), Money Purchase Plan Adoption Agreement #001 (“Money Purchase Adoption Agreement”) and 401(k) and Profit Sharing Plan Adoption Agreement #002 (“401(k) Adoption Agreement”), each as amended and restated effective January 1, 2002 (collectively referred to as the “Plan”) is made to (1) add Appendix A to the Money Purchase Adoption Agreement and the 401(k) Adoption Agreement for purposes of documenting the effective dates of various Plan provisions, and (2) add the following Plan options: (a) safe harbor contributions provided under Code § 401(k)(13) (“PPA Safe Harbor Contributions”), (b) automatic contribution arrangements, (c) nonelective matching contribution true-up, and (d) nonelective profit sharing contributions. This Amendment supersedes the provisions of the Plan to the extent such provisions are inconsistent with the provisions of this Amendment.
.12	The Money Purchase Adoption Agreement and the 401(k) Adoption Agreements are amended by the addition of Appendix A, as attached, effective January 1, 2002.

.13	The 401(k) Adoption Agreement is amended by the addition of the following Section 11(c)A, effective for Plan Years beginning after December 31, 2007:

“11(c)A ☐ Automatic Contribution Arrangement: (check if applicable and fill in the blanks)
(i)
Percentage: If at the time that an Employee becomes an Eligible Participant, such Eligible Participant does not elect to reduce Compensation, Compensation shall be reduced by        % (at least 3% but no more than 10%) for each payroll period in which the Employee is an Eligible Participant. The amount of such reduction shall be contributed to the Plan for the benefit of such Participant.

(ii)
Affirmative Election: Within a reasonable period ending no later than the date on which Compensation subject to the reduction becomes available to an Eligible Participant, such Participant may elect either (A) not to have Salary Deferral made on his or her behalf, or (B) to have Salary Deferral made in a different percentage of Compensation or dollar amount. If the Eligible Participant elects to have Salary Deferral made in a different percent or dollar amount, such Participant may enter into a written Salary Reduction Agreement with the Employer and agree to a Salary Deferral of from        % up to        % of Compensation or a dollar amount to be contributed each payroll period. The dollar amount must not exceed the maximum percentage of Compensation specified and such Salary Deferral must not exceed $16,500, as increased for cost-of-living adjustments by law.

(iii)
Scheduled Increases: If an Eligible Participant makes no affirmative election, Salary Deferral shall continue to be made on such Eligible Participant’s behalf until the Eligible Participant elects to change or revoke such Salary Deferral. Salary Deferral shall increase (as a percentage of Compensation) in Plan Years following the Plan Year containing the date when an Employee becomes an Eligible Participant (or, if later, the Plan Year in which the first Negative Election Contribution is made to the Eligible Participant’s Account) as follows:

	I	II
	☐	☐
	Minimum	Percent of Compensation
	Percent of	Contributed as Salary
	Compensation	Deferral - must be at least as
Plan Year	Contributed	favorable as column I
Year when participation commences	3		%
2nd Year	4		%
3rd Year	5		%
4th Year	6		%
Note: The term “Salary Deferrals” includes Participant contributions pursuant to an “Automatic Contribution Arrangement.” An Employer which elects to make Automatic Contribution Arrangements must satisfy the notice requirements described in Subsection 4.6(b)A of the Plan.
☐	The election under this Subsection shall apply on and after (Enter a date after December 31, 2007).”
.14	The 401(k) Adoption Agreement is amended by substituting the following Section 13(c) in its entirety for the current Section 13(c), effective for Plan Years beginning after December 31, 2007:
“13(c)	☐
Safe Harbor CODA provisions of Section 4.13 of the Plan apply: (check if applicable) In lieu of Matching Contributions under Subsection 13(b) above, the Employer shall make the following contributions for the Plan Year to satisfy the ADP test: (select one or more of the following)

(i)	☐
Safe Harbor Nonelective Contributions: The Employer shall make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3% of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here:         %.

The Safe Harbor Nonelective Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.
(ii)	☐
PPA Safe Harbor Nonelective Contributions: The Employer shall make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3% of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here:         %.

The Safe Harbor Nonelective Contributions shall become vested in accordance with the Employer’s election under Subsection 17(b)A and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(iii)	☐	Safe Harbor Matching Contributions: The Employer shall make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:
100% of the Employee’s Salary Deferrals that do not exceed 3% of the Employee’s Compensation for the Plan Year
-plus-
50% of the Employee’s Salary Deferrals that do not exceed the next 2% of the Employee’s Compensation for the Plan Year.
The Safe Harbor Matching Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(iv)	☐	PPA Safe Harbor Matching Contributions: The Employer shall make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:
100% of the Employee’s Salary Deferrals that do not exceed 1% of the Employee’s Compensation for the Plan Year
-plus-
50% of the Employee’s Salary Deferrals that do not exceed the next 5% of the Employee’s Compensation for the Plan Year.

The Safe Harbor Nonelective Contributions shall become vested in accordance with the Employer’s election under Subsection 17(b)A and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(v)	☐ Contributions to Another Plan: If checked, the ADP Test Safe Harbor Contributions shall be made to .
(Insert name of Defined Contribution Plan of Employer.)
☐	The election under this Subsection shall apply on and after (Enter a date).”
.15	The 401(k) Adoption Agreement is amended by the addition of the following Section 13(f)A, effective for Plan Years beginning after January 1, 2002:

“13(f)A Matching Contribution True-Up: If the Contribution Period for purposes of calculating Matching Contributions under Subsection 13(b), Safe Harbor Matching Contributions under Subsection 13(c) and ACP Test Safe Harbor Matching Contributions under Subsection 13(d) is more frequently than annually, the Employer may, in its discretion, true-up the amount of such Matching Contributions to the Plan in an amount equal to the difference between the Matching Contributions that would have been made based on Participant Compensation and Salary Deferrals during the Plan Year and the Matching Contributions actually made to the Participant’s Account during the Plan Year, unless the Employer elects otherwise below. Any such Matching Contribution true-up shall be made annually.

☐
Nonelective Matching Contribution True-Up: The Employer shall true-up the amount of Matching Contributions to the Plan in an amount equal to the difference between the Matching Contributions that would have been made based on Participant Compensation and Salary Deferrals during the Plan Year and the Matching Contributions actually made to the Participant’s Account during the Plan Year. Such Matching Contribution true-up shall be made annually.

☐	The election under this Subsection shall apply on and after (Enter a date on or after January 1, 2002).”
.16	The 401(k) Adoption Agreement is amended by the addition of the following Section 13(i)A, effective for Plan Years beginning after January 1, 2002:
“13(i)A	☐
Nonelective Percent of Compensation: (check and fill in blanks if applicable) In proportion to  _____  % of their compensation as determined by the Employer for the portion of the Plan Year during which they were Participants regardless of whether such Participants made any Contributions, provided that the Participant performed at least  _____  Years of Service on or before                      (Enter a date).

	☐	The election under this Subsection shall apply on and after (Enter a date).”

.17	The 401(k) Adoption Agreement is amended by the addition of the following Section 17(a)A, effective for Plan Years beginning after December 31, 2006:

“17(a)A Schedule of Vesting for Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007: The Schedule of Vesting for Employer Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007, must provide for non-forfeitability no less favorable than (i) 100% after three or more years of vesting service; or (ii) 20% with two years of vesting service and 20% for each of the next four years of Vesting Service. The Schedule of Vesting shall be: (select a column)

			III
			☐
			Non-Forfeitable Percentage of
			Account must be at least as
			favorable as either the entire
			column I or the entire column II
Years of Vesting	I	II	for each year without switching
Service	☐	☐	between the columns.
Less than 1 Year	0	0		%
1 Year	0	0		%
2 Years	20	0		%
3 Years	40	100		%
4 Years	60	100		%
5 Years	80	100		%
6 Years	100	100		%
☐	The election under this Subsection shall apply on and after (Enter a date on or after January 1, 2007).”
.18	The 401(k) Adoption Agreement is amended by the addition of the following Section 17(b)A, effective for Plan Years beginning after December 31, 2007:

“17(b)A Schedule of Vesting for PPA Safe Harbor Contributions: PPA Safe Harbor Contributions credited to a Participant’s Account shall become non-forfeitable in accordance with the Schedule of Vesting immediately following. The Participant’s Years of Vesting Service shall be computed as provided in Section 6.4 of the Plan excluding all years described in Subsection 17(d) of this Adoption Agreement. The Schedule of Vesting must provide for non-forfeitability no less favorable than 100% after two or more Years of Vesting Service. The Schedule of Vesting shall be: (select a column)

		II
		☐
		Non-Forfeitable Percentage of
Years of Vesting	I	Account must be at least as
Service	☐	favorable as column I
Less than 1 Year	0		%
1 Year	0		%
2 Years	100		%
☐ The election under this Subsection shall apply on and after (Enter a date after December 31, 2007).”

.19	The Basic Plan Document is amended by the addition of the following Section 2.77A, effective for Plan Years beginning after December 31, 2007:
“2.77A “PPA Safe Harbor” means the method described in Section 4.14 for satisfying the ADP and ACP tests.”
.20	The Basic Plan Document is amended by the addition of the following Section 2.77B, effective for Plan Years beginning after December 31, 2007:
“2.77B “PPA Safe Harbor Contributions” means PPA Safe Harbor Matching Contributions and PPA Safe Harbor Nonelective Contributions described in Section 4.14 of this Plan and subsection 13(c) of the Adoption Agreement.”
.21	The Basic Plan Document is amended by the addition of the following Section 4.6(b)A, effective for Plan Years beginning after December 31, 2007:
“4.6(b)A Automatic Contribution Arrangements —
(i) Contributions — If elected by the Employer in subsection 11(c)A of the Adoption Agreement, if at the time that an Employee becomes an Eligible Participant, such Eligible Participant does not elect to reduce his or her Compensation, his or her Compensation shall be reduced by the percentage specified by the Employer in subsection 11(c)A of the Adoption Agreement. An amount equal to the reduction shall be contributed to the Plan on such Participant’s behalf as Salary Deferral. If the Employer has so elected in the adoption agreement, the percentage Salary Deferral shall increase by a designated percentage point or points each Plan Year up to a maximum percentage Salary Deferral of 10%, beginning with the first Plan Year that begins after the first such Salary Deferral is made to the Eligible Participant’s Account. The increase will be effective beginning with the first pay period that begins in such Plan Year.
(ii) Notice — As of the date an Employee becomes an Eligible Participant, he or she may affirmatively elect not to have his or her Compensation reduced in accordance with (i) immediately above by a notice filed with the Employer prior to the date he or she becomes an Eligible Participant or within a reasonable period following the date that ends no later than the date Compensation subject to the reduction becomes available to the Eligible Participant.
(A) At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer will provide each Eligible Participant a comprehensive notice of the Eligible Participant’s rights and obligations under the automatic contribution arrangement, written in a manner calculated to be understood by the average Eligible Participant. If an Employee becomes an Eligible Participant after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice will be provided no more than 90 days before the employee becomes a Eligible Participant, but not later than the date when the first such Salary Deferral is made to the Eligible Participant’s Account.
(B) The notice shall describe: (i) the procedures for making such an affirmative election and the period in which such an election must be made, (ii) the amount of the Salary Deferral that will be made on the Eligible Participant’s behalf in the absence of the Eligible Participant’s affirmative election, (iii) the Eligible Participant’s right to elect to have no Salary Deferral made on his or her behalf or to elect different Salary Deferral amounts, and (iv) how the Eligible Participant’s Salary Deferrals will be invested in the absence of investment instructions from the Eligible Participant.
(iii) Modification of Salary Deferral Made Under an Automatic Contribution Arrangement. In addition to any other election periods provided under the Plan, each Eligible Employee may modify a Salary Deferral automatically made pursuant to this Section 4.6(b)A during the 30-day period immediately following receipt of the notice described in paragraph (ii) immediately above.”

.22	The Basic Plan Document is amended by substituting the following Section 4.14 in its entirety for the current Section 4.14, effective for Plan Years beginning after December 31, 2007:
“4.14 Safe Harbor CODA —
(a) Rules of Application —
(i) If the Employer has elected the Safe Harbor CODA option in subsection 13(c) of the Adoption Agreement, the provisions of this section shall apply for the Plan Year and any provisions relating to the ADP test described in Code § 401(k)(3) or the ACP test described in Code § 401(m)(2) do not apply.
(ii) To the extent that any other provision of the Plan is inconsistent with the provisions of this section, the provisions of this section govern.
(b) Definitions —
(i) “ACP Test Safe Harbor” is the method described in subsection (d) of this section for satisfying the ACP test of Code § 401(m)(2).
(ii) “ACP Test Safe Harbor Matching Contributions” are Matching Contributions described in subsection (d) of this section.
(iii) “ADP Test Safe Harbor” is the method described in subsection (c) of this section for satisfying the test of Code § 401(k)(3).
(iv) “ADP Test Safe Harbor Contributions” are Matching Contributions and Nonelective Contributions described in subsection (c)(i) of this subsection.
(v) “Compensation” is defined in section 2.23 of the Plan, except, for purposes of this section, no dollar limit, other than the limit imposed by Code § 401(a)(17), applies to the Compensation of a Non-Highly Compensated Employee.
(vi) “Eligible Employee” means an Employee eligible to make Salary Deferrals under the Plan for any part of the Plan Year or who would be eligible to make Salary Deferrals but for a suspension due to a hardship distribution described in section 7.11 of the Plan or to statutory limitations, such as Code §§ 402(g) and 415.
(vii) “Matching Contributions” are contributions made by the Employer on account of an Eligible Employee’s Salary Deferrals.
(viii) “PPA Safe Harbor” is the method described in subsection (e) of this section for satisfying the test of Code § 401(k)(3).
(ix) “PPA Safe Harbor Contributions” are Matching Contributions and Nonelective Contributions described in subsection (e)(i) of this subsection.
(c) ADP Test Safe Harbor —
(i) ADP Test Safe Harbor Contributions – For each Plan Year, the Employer shall make either a matching or nonelective ADP Test Safe Harbor Contribution in accordance with the Employer’s election in the Adoption Agreement.
(A) Matching ADP Test Safe Harbor Contribution. Unless the Employer elects in the Adoption Agreement to make enhanced Matching Contributions, the Employer shall contribute for the Plan Year a matching Safe Harbor Contribution to the Plan on behalf of each Eligible Employee equal to either (i) 100 percent of the amount of the Employee’s Salary Deferrals that do not exceed 3 percent of the Employee’s Compensation for the Plan Year, plus (ii) 50 percent of the amount of the Employee’s Salary Deferrals that exceed 3 percent of the Employee’s Compensation but that do not exceed 5 percent of the Employee’s Compensation.
(B) Nonelective ADP Test Safe Harbor Contribution. Unless the Employer elects in the Adoption Agreement to make enhanced Nonelective Contributions, the Employer shall contribute for the Plan Year a nonelective Safe Harbor Contribution to the Plan on behalf of each Eligible Employee equal to 3 percent of the Employee’s Compensation for the Plan Year.
(C) Notwithstanding the requirement in (A) and (B) above that the Employer make the ADP Test Safe Harbor Contributions to this Plan, if the Employer so provides in the Adoption Agreement, the ADP Test Safe Harbor Contributions shall be made to the defined contribution plan indicated in the Adoption Agreement. However, such contributions shall be made to this Plan unless (i) each Employee eligible under this Plan is also eligible under the other plan and (ii) the other plan has the same Plan Year as this Plan.

(C) The Participant’s accrued benefit derived from ADP Test Safe Harbor Contributions is nonforfeitable and shall be credited to the Participants Qualified Contributions Account. It may not be distributed earlier than separation from service, severance from employment (separation from service, for Plan Years beginning before 2002), death, disability, an event described in Code § 401(k)(10), or, in the case of a profit sharing plan, the attainment of age 59-1/2. In addition, such contributions must satisfy the ADP Test Safe Harbor without regard to permitted disparity under Code § 401(1).
(ii) Notice Requirement — At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer shall provide each Eligible Employee a comprehensive notice of the Employee’s rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. If an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes eligible but not later than the date the Employee becomes eligible.
(iii) Election Periods — In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a deferral election during the 30-day period immediately following receipt of the notice described in paragraph (ii) immediately above.
(d) ACP Test Safe Harbor —
(i) ACP Test Safe Harbor Matching Contributions — In addition to the ADP Test Safe Harbor Contributions described in subsection (c)(i) of this section, the Employer shall make the ACP Test Safe Harbor Matching Contributions, if any, indicated in the Adoption Agreement for the Plan Year.
(ii) Vesting of ACP Test Safe Harbor Matching Contributions — ACP Test Safe Harbor Matching Contributions shall be vested as indicated in the Adoption Agreement and shall be credited to the Matching Contributions Account. Such contributions shall be fully vested at Normal Retirement Age, upon the complete or partial termination of the Plan, or upon the complete discontinuance of Employer contributions. Forfeitures of nonvested ACP Test Safe Harbor Matching Contributions shall be used to reduce the Employer’s contribution of such ACP Test Safe Harbor Matching Contributions.
(e) PPA Safe Harbor —
(i) PPA Safe Harbor Contributions – For each Plan Year, the Employer shall make either a matching or nonelective PPA Safe Harbor Contribution in accordance with the Employer’s election in the Adoption Agreement.
(A) Matching PPA Safe Harbor Contribution. Unless the Employer elects in the Adoption Agreement to make enhanced Matching Contributions, the Employer shall contribute for the Plan Year a Safe Harbor Matching Contribution to the Plan on behalf of each Eligible Employee equal to (i) 100 percent of the amount of the Employee’s Salary Deferrals that do not exceed 1 percent of the Employee’s Compensation for the Plan Year, plus (ii) 50 percent of the amount of the Employee’s Salary Deferrals that exceed 1 percent of the Employee’s Compensation but that do not exceed 6 percent of the Employee’s Compensation.
(B) Nonelective PPA Safe Harbor Contribution. Unless the Employer elects in the Adoption Agreement to make enhanced Nonelective Contributions, the Employer shall contribute for the Plan Year a nonelective Safe Harbor Contribution to the Plan on behalf of each Eligible Employee equal to 3 percent of the Employee’s Compensation for the Plan Year.
(C) Notwithstanding the requirement in (A) and (B) above that the Employer make the PPA Safe Harbor Contributions to this Plan, if the Employer so provides in the Adoption Agreement, the PPA Safe Harbor Contributions shall be made to the defined contribution plan indicated in the Adoption Agreement. However, such contributions shall be made to this Plan unless (i) each Employee eligible under this Plan is also eligible under the other plan and (ii) the other plan has the same Plan Year as this Plan.
(D) The Participant’s accrued benefit derived from PPA Safe Harbor Contributions shall become nonforfeitable in accordance with Section 6.3(d) of the Plan and shall be credited to the Participants Qualified Contributions Account. It may not be distributed earlier than separation from service, severance from employment (separation from service, for Plan Years beginning before 2002), death, disability, an event described in Code § 401(k)(10), or, in the case of a profit sharing plan, the attainment of age 59-1/2. In addition, such contributions must satisfy the PPA Safe Harbor without regard to permitted disparity under Code § 401(1).
(ii) Automatic Contribution Arrangement – the Employer has adopted an automatic contribution arrangement under of the Adoption Agreement that will be administered in accordance with Section 4.6(b)A.

(iii) Notice Requirement — At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer shall provide each Eligible Employee a comprehensive notice of the Employee’s rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. If an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes eligible but not later than the date the Employee becomes eligible.
(iv) Election Periods — In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a deferral election during the 30-day period immediately following receipt of the notice described in paragraph (iii) immediately above.
(f) Top-Heavy Test — The Top-Heavy requirements of Code § 416 and Article VIII of the Plan shall not apply in any Plan Year beginning on or after January 1, 2002, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code § 401(k)(12) or Code § 401(k)(13) and Matching Contributions with respect to which the requirements of Code § 401(m)(11) are met.”
.23	The Basic Plan Document is amended by the addition of the following Section 6.3(d), effective for Plan Years beginning after December 31, 2007:
“(d) Vesting of PPA Safe Harbor Contributions – The non-forfeitable percentage of a Participant’s PPA Safe Harbor Contributions shall be determined under subsection 17(b)A of the Adoption Agreement.”
.24
The Basic Plan Document is amended by substituting the following first paragraph of Section 7.10 in its entirety for the current first paragraph of Section 7.10, effective for Plan Years beginning after December 31, 2007:

“7.10. Withdrawal of Salary Deferrals, Qualified Nonelective Contributions, Qualified Matching Contributions, ADP Test Safe Harbor Contributions and PPA Safe Harbor Contributions — A Participant may withdraw his or her Salary Deferral Contributions, Qualified Nonelective Contribution, Qualified Matching Contributions, ADP Test Safe Harbor Contributions and PPA Safe Harbor Contributions, and income allocable to each, only upon termination of Service, death or disability. Such amounts may also be distributed, in accordance with a Participant’s election and a Qualified Election, if applicable, upon:”
.25	The Basic Plan Document is amended by substituting the following Section 7.11(d) in its entirety for the current Section 7.11(d), effective for Plan Years beginning after December 31, 2007:
“7.11(d) Limitations on Hardship Withdrawals — Hardship withdrawals shall not be allowed from Qualified Matching Contributions, Qualified Nonelective Contributions, ADP Test Safe Harbor Contributions, PPA Safe Harbor Contributions, or earnings allocated on Salary Deferrals. Hardship withdrawals shall first be made from any Salary Deferral Account and then from any Employer Contributions Account.”
This Fifth Amendment is made to the DGS Prototype Defined Contribution Plan Basic Document No. 1, Money Purchase Plan Adoption Agreement #001 and 401(k) and Profit Sharing Plan Adoption Agreement #002, effective as of the dates indicated above.
DAVIS GRAHAM & STUBBS LLP

DGS PROTOTYPE DEFINED
CONTRIBUTION PLAN:
401(K) AND PROFIT SHARING PLAN
ADOPTION AGREEMENT #002
WESTMORELAND COAL COMPANY
AND SUBSIDIARIES
EMPLOYEES’ SAVINGS PLAN, PART I
ADOPTION AGREEMENT
1.	Name and Address of Employer:
Westmoreland Coal Company
2 North Cascade Avenue, 2nd Floor
Colorado Springs, Colorado 80903
2.
Adoption of Plan: The Employer hereby adopts the Westmoreland Coal Company and Subsidiaries Employees’ Savings Plan, Part I (the “Plan”). The terms of the Plan are set forth in (a) this Adoption Agreement, and (b) the DGS Defined Contribution Plan Basic Document No. 1. The Plan defines the capitalized words in this Adoption Agreement.

3.
Nature of Business: The Employer is a X  C corporation;            S corporation;            partnership; sole proprietorship; or limited liability company; and is engaged in the following business: coal production and mining.

4.	Identifying Numbers: Employer Identification No.: 23-1128670; Plan Serial No.: 001.
5.	Plan Year: The Plan Year of the Employer is the twelve-consecutive-month period ending on the last day of December.
6.	☐	New Plan and Trust and Effective Date: (check if applicable) This is a new Plan and Trust and is effective on _____, 20 . The initial Anniversary Date is the last day of 20 .
Note: The effective date of the 401(k) Plan can be no earlier than the first day of the Plan Year for which the Plan is adopted.
7.	☑
Amendment and Restatement of Prior Plan and Trust and Effective Date: (check if applicable) This is an Amendment and Restatement in its entirety of the Employer’s existing retirement plan and trust agreement, as heretofore amended (“Prior Plan”). The effective date of the Prior Plan was the first day of October, 1957. The effective date of this Amendment and Restatement is the later of the first day of the Plan Year beginning on or after January 1, 2002 or the effective date of the Prior Plan.

ELIGIBILITY
8.
Eligibility to Enter Plan: An Employee may enter the Plan as provided in Section 3.1 of the Plan on the Entry Date coinciding with or next following the date the Employee satisfies the requirements of (a), (b) and (c) below.

8(a)	Minimum Age:
(i)	☐	The Employee is _____ years old (not greater than “21”).

(ii)	☑	No age requirement
8(b)	Years of Eligibility Service:
(i)	☐	The Employee has _____ Year(s) of Service. (Enter not more than “one.”)

(ii)	☑	No Eligibility Service requirement

8(c)	Employee: In addition to the Employees excluded under Subsection 3.1(a) of the Plan, the following Employees are not eligible to participate in the Plan: (Choose (i) and (ii) as applicable)
(i)	☑	Leased Employees.

(ii)	☑	Classifications:
☐ Employees not regularly scheduled to work at least 1,000 Hours per year. Notwithstanding the foregoing, any Employee who completes at least 1,000 Hours of Service in an eligibility computation period shall be eligible to participate in the Plan.
☑ The Employee is ~~not~~ (A) a nonresident alien or (B) an employee other than an employee of Westmoreland Coal Company, Westmoreland Resources, Inc., Western Energy Company, Texas Westmoreland Coal Co. (non-union employees only), Westmoreland Savage Corporation (non-union employees only) and Westmoreland Coal Sales Company, Inc.
(Fill in with a job description such as “a salaried employee,” “an hourly-paid employee,” “an employee working in the Manufacturing division” or similar description or fill in with a job title such as “an officer,” “a department manager,” or “a sales associate” or similar job title. Do not enter age or service conditions. Do not enter conditions that could limit participation by Non-Highly Compensated Employees to those with the lowest amount of compensation and/or the shortest period of service and who may represent the minimum number of Non-Highly Compensated Employees necessary to satisfy the coverage test under Code § 410(b)).
9.	Entry Dates: The Employee shall enter the Plan on the Entry Date which is: (check one)
☑	Daily: Immediately upon the meeting of the eligibility requirements specified in Section 8 above.

☐	Monthly: The first day of each month.

☐	Semi-Annual: The first day of each Plan Year and the first day of the seventh month of each Plan Year.

☐	Quarterly: The first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year.

☐	Other: .
(Enter a date or dates that are no later than the earlier of the first day of the next Plan Year or six months after the Employee satisfies the conditions under Section 8 above).

10.	Method of Computing Years of Service: Years of Service shall be computed under: (check one)
☑	Hours of Service: The Hours of Service Method described in Section 3.3 of the Plan computed as follows: (check one)
☐	Actual Hours: An Employee shall be credited on the basis of actual hours for which the Employee is paid or is entitled to payment.

☐
Based on Days Worked: An Employee shall be credited with 10 Hours of Service per day if, under Section 3.5 of the Plan, such Employee would be credited with at least one Hour of Service during the day.

☐
Based on Weeks Worked: An Employee shall be credited with 45 Hours of Service per calendar week if, under Section 3.5 of the Plan, such Employee would be credited with at least one Hour of Service during the week.

☑
Based on Months Worked: An Employee shall be credited with 190 Hours of Service per calendar month if, under Section 3.5 of the Plan, such Employee would be credited with at least one Hour of Service during the month.

☐	Continuous Service: The Continuous Service Method described in Section 3.4 of the Plan.
EMPLOYEE SALARY DEFERRALS
11(a).	☑	Employee Salary Deferral: (check if applicable) A Participant shall be eligible to make the following Salary Deferrals:
(i)
Percentage or Dollar Amount: (fill in the blank) The Participant may enter into a written Salary Reduction Agreement with the Employer and agree to a Salary Deferral of from 1% up to 75% (no less than 75%) of Compensation or a dollar amount to be contributed each payroll or other payment period. The dollar amount shall not exceed the maximum percentage of Compensation specified and such Salary Deferral shall not exceed $15,000 in 2006, as increased for cost-of-living adjustments by law in later years.

☐	(check if applicable and fill in the blank) The Salary Deferral of a Participant who is a Highly Compensated Employee shall not exceed % of Compensation.
(ii)	Type of Deferral: The Participant may irrevocably elect in each Salary Reduction Agreement to make (check one):
☑	Only Pre-tax Salary Deferrals.

☐	Pre-tax Salary Deferrals and/or Roth Contributions if Roth Contributions are permitted under Subsection 12(b) below.
(iii)	Change in Election: A Participant may increase or decrease, on a prospective basis, his or her Salary Deferral percentage or dollar amount (check one):
☐	Payroll Period: As of the first day of each payroll period.

☐	Monthly: As of the first day of each month.

☐	Quarterly: As of the first day of each quarter of the calendar year.

☑	Other: As of any business day .
(Specify, but must be at least once per Plan Year)

(iv)
Revocation of Election: A Participant may revoke, on a prospective basis, a Salary Reduction Agreement at any time upon prior notice to the Administrator but in such case may not file a new Salary Reduction Agreement until (check one):

☐	Payroll Period: As of the first day of each payroll period.

☐	Monthly: As of the first day of each month.

☐	Quarterly: As of the first day of each quarter of the calendar year.

☑	Other: As of any business day .
(Specify, but must be at least once per Plan Year)
(v)	☑
Make-Up Contributions: (check if applicable) The Employer may allow Participants upon proper notice and approval to enter into a special Salary Reduction Agreement to make additional Salary Deferral in an amount up to 100% of their Compensation for the prospective payroll period(s) designated by the Employer so long as the maximum allowable Salary Deferral in (i) above is not exceeded.

11(b) ☑ Employee Catch-up Contributions: (check if applicable) A Participant who is eligible to make Salary Deferrals and who has attained age 50 before the close of the Plan Year shall be eligible to make Catch-up Contributions pursuant to Section 4.6 of the Plan.

11(c) ☐ Employee Negative Election Contributions: (check if applicable and fill in the blanks)
(i)
Percentage: If at the time that an Employee becomes an Eligible Participant, such Eligible Participant does not elect to reduce Compensation, Compensation shall be reduced by % (not to exceed 3%) for each payroll period in which the Employee is an Eligible Participant. The amount of such reduction shall be contributed to the Plan for the benefit of such Participant.

(ii)
Affirmative Election: Within a reasonable period ending no later than the date on which Compensation subject to the reduction becomes available to an Eligible Participant, such Participant may elect either (i) not to have Salary Deferral made on his or her behalf, or (ii) to have Salary Deferral made in a different percentage of Compensation or dollar amount. If the Eligible Participant elects to have Salary Deferral made in a different percent or dollar amount, such Participant may enter into a written Salary Reduction Agreement with the Employer and agree to a Salary Deferral of from % up to % of Compensation or a dollar amount to be contributed each payroll period. The dollar amount must not exceed the maximum percentage of Compensation specified and such Salary Deferral must not exceed $14,000, as increased for cost-of-living adjustments by law.

(iii)
No Affirmative Election: If an Eligible Participant makes no affirmative election, Salary Deferral shall continue to be made on such Participant’s behalf until the Participant elects to change or revoke such Salary Deferral.

Note: The term “Salary Deferrals” includes “Negative Election Contributions.” An Employer which elects to make Negative Election Contributions must satisfy the notice requirements described in Subsection 4.5(b) of the Plan.

EMPLOYEE AFTER-TAX CONTRIBUTIONS AND ROTH CONTRIBUTIONS
12(a)	Employee After-Tax Contributions: (check one)
☑
Employee Contributions: Participants may make voluntary, non-deductible, After-Tax Employee Contributions. A Participant’s After-Tax Employee Contributions for the Plan Year may not exceed 10% of his or her Compensation for the Plan Year.

☐
Frozen Employee Contributions: Participants may not currently make After-Tax Employee Contributions to the Plan. The Employer shall maintain After-Tax Employee Contributions Accounts for any previous contributions.

12(b)	Roth Contributions: (check if applicable)
☐
Employee Contributions: Participants may enter into a written Salary Reduction Agreement with the Employer to make voluntary, non-deductible, Roth Contributions effective           , 20          . (Enter a date on or after January 1, 2006) Roth Contributions shall be subject to the same percentage or dollar limits set forth in Subsection 11(a) above, which limitations apply to the combination of all Salary Deferrals and all Roth Contributions made in a Plan Year.

EMPLOYER CONTRIBUTIONS
13.	Employer Contributions:
13(a)
Salary Deferral Contributions, Roth Contributions and Catch-Up Contributions: For each Plan Year, the Employer shall contribute an amount equal to (i) the Salary Deferrals, Roth Contributions and Catch-Up Contributions set forth in the Salary Reduction Agreements entered into for such Plan Year or (ii) the Negative Elections. Any such contributions shall be allocated to the applicable Salary Deferral or Roth Contribution Account of each Participant entitled thereto shall be 100% vested in such Participant.

Note: The term “Salary Deferrals” includes for all purposes amounts contributed as Negative Elections. The term “Salary Deferrals” does not include Catch-Up Contributions for purposes of Matching Contributions, that is, Catch-Up Contributions shall not be matched under any provisions of this Plan with one exception. Catch-Up Contributions of Non-Highly Compensated Employees in a Safe Harbor CODA pursuant to Subsection 13(c) below shall be matched to the extent that such Employees would not otherwise receive their full Safe Harbor Matching Contributions.
13(b)	☐
Matching Contributions: (check if applicable) For each Plan Year, the Employer shall contribute to the Trust Fund the following contributions which shall be allocated to the Employer Contributions Account of each Participant entitled thereto and which shall be subject to the vesting schedule set forth in Section 17(b) below: (check one and fill in the blank)

(i)	☐	A Definite Percent: An amount equal to % of the Salary Deferrals.

(ii)	☐	A Definite Percent Limited to a Percent of Compensation: An amount equal to % of the Salary Deferrals that do not exceed % of each Participant’s Compensation.

(iii)	☐
A Definite Percent for Years of Service: An amount equal to the           % of Salary Deferrals as listed below opposite the Years of Service for such Participant as of the end of the Plan Year for which the contribution is made:

Completed	Percentage of
Years of Service	Salary Deferrals
☐	The Employer shall not match amounts provided in paragraphs (i), (ii) or (iii) above, above in excess of [$ ], or in excess of [ ] percent, of the participant’s Compensation.
(iv)	☐	Discretionary Match: (check if applicable) In proportion to each Participant’s Salary Deferral Contributions and Roth Contributions (but NOT Catch-Up Contributions).

(v)	☐	Limitation: (check if applicable and fill in the blank) Notwithstanding the above schedule, the Matching Contributions for a Participant shall not exceed ($ ) per Plan Year.
13(c)	☐
Safe Harbor CODA provisions of Section 4.13 of the Plan apply: (check if applicable) In lieu of Matching Contributions under Subsection 13(b) above, the Employer shall make the following contributions for the Plan Year to satisfy the ADP test: (select either (i), (ii) or both)

(i)	☐
Safe Harbor Nonelective Contributions: The Employer shall make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3% of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here:           %.

The Safe Harbor Nonelective Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.
- or -
(ii)	☐	Safe Harbor Matching Contributions: The Employer shall make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:
100% of the Employee’s Salary Deferrals that do not exceed 3% of the Employee’s Compensation for the Plan Year
-plus-
50% of the Employee’s Salary Deferrals that do not exceed the next 2% of the Employee’s Compensation for the Plan Year.
The Safe Harbor Matching Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.
(iii)	☐	Contributions to Another Plan: If checked, the ADP Test Safe Harbor Contributions shall be made to . (Insert name of Defined Contribution Plan of Employer.)

13(d)	☐
ACP Test Safe Harbor Matching Contributions: No additional Contributions are required in order to satisfy the requirements for a Safe Harbor CODA. However, if the Employer desires to make Matching Contributions other than the contributions made pursuant to Subsection 13(c) above and wants to satisfy the ACP test, then complete the following:

For the Plan Year, the Employer shall make ACP Test Safe Harbor Matching Contributions to the account of each Eligible Employee in the amount of: (elect one)
(i)	☐	% of the Employee’s Salary Deferrals that do not exceed 6% of the Employee’s Compensation for the Plan Year.

(ii)	☐
          % of the Employee’s Salary Deferrals that do not exceed           % of the Employee’s Compensation for the Plan Year plus           % of the Employee’s Salary Deferrals thereafter, but no Matching Contributions shall be made on Salary Deferrals that exceed 6% of Compensation. (The number inserted in the third blank cannot exceed the number inserted in the first blank.)

(iii)	☐
The Employee’s Salary Deferrals that do not exceed a percentage of the Employee’s Compensation for the Plan Year. Such percentage is determined by the Employer for the year but in no event can exceed 4% of the Employee’s Compensation.

The ACP Test Safe Harbor Matching Contributions shall be allocated to the Employer Contributions Accounts of each Participant entitled thereto and shall be subject to the vesting schedule set forth in Subsection 17(b) below.
13(e)	☑
Discretionary Qualified Matching Contributions: (check if applicable) For each Plan Year, the Employer may contribute Qualified Matching Contributions to the Trust Fund in an amount which the Employer may determine in its discretion. Each Plan Year for which the Employer makes Qualified Matching Contributions, the Employer shall specify in a written resolution whether or not such Contributions shall be limited to Non-Highly Compensated Participants. Any allocation shall be made in proportion to all of the Compensation of the eligible Participants.

The Qualified Matching Contributions shall be 100% vested and shall be allocated among the Qualified Contributions Accounts of either all the Participants determined under Section 3.2 of the Plan who made Salary Deferral Contributions for such Plan Year or only such Non-Highly Compensated Participants who made Salary Deferral Contributions for such Plan Year as determined by the Employer in its sole discretion for such Plan Year.
If the Employer does make such contributions to the Plan, then the amount of such contributions for each Plan Year shall be (check one):
(i)	☐	% (not to exceed 15%) of the Compensation of all Participants eligible to share in the allocation.

(ii)	☐	% of the net profits, but in no event more than [$ ] for any Plan Year.

(iii)	☑	An amount determined by the Employer.
13(f)	Contribution Period for Matching Contributions:
(i)
Matching Contributions: The Contribution Period for purposes of calculating the amount of Matching Contributions under Subsection 13(b), Safe Harbor Matching Contributions under Subsection 13(c) and the ACP Test Safe Harbor Matching Contributions under Subsection 13(d) is:

☐	Payroll Period: Each payroll period.

☑	Monthly: Each calendar month.

☐	Quarterly: Each Plan Year quarter.

☐	Annually: Each Plan Year.

(ii)	Other Matching Contributions: The Contribution Period for Discretionary Qualified Matching Contributions under Subsection 13(e) is the Plan Year.
13(g)
Eligibility for Matching Contributions: A Participant with Salary Deferrals during a Contribution Period shall only be entitled to receive Matching Contributions under Subsection 13(b) and Discretionary Qualified Matching Contributions under Subsection 13(e) for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es)):

  Note: There are no requirements if Safe Harbor CODA provisions of Subsection 13(c) apply.
☐	Last Day of Contribution Period: The Participant is employed by the Employer on the last day of the Contribution Period.
☐	501 Hours: The Participant earned at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)
☐	1,000 Hours: The Participant earned at least 1,000 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)
☐
501 Hours or Last Day of the Year: The Participant either earned at least 501 Hours of Service during the Plan Year or was employed by the Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

☐
Exception: Even though the limitations above apply, the Participant shall not be required to satisfy the above requirements in the Plan Year in which Service terminates if such termination is due to death, disability or retirement. (check if applicable)

Note: An Employer that does not select a limitation must make contributions on behalf of all Participants with at least one Hour of Service during the Plan Year.
13(h)	☐
Discretionary Qualified Nonelective Contributions: (check if applicable) For each Plan Year, the Employer may contribute Qualified Nonelective Contributions to the Trust Fund in an amount which the Employer may determine to satisfy the ACP and ADP tests. The Qualified Nonelective Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Accounts of only Non-Highly Compensated Participants for such Plan Year. Any allocation shall be made in the ratio which each such Participant’s Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

Note: Use of this Qualified Nonelective Contribution correction method and use of the prior year data for the same testing year is NOT allowed.
13(i)	☐
Profit Sharing Employer Contributions: (check if applicable) For each Plan Year, the Employer may contribute to the Trust Fund an amount which the Employer determines in its discretion. The Contributions under this Subsection shall be allocated to the Employer Contributions Accounts of each Participant entitled thereto and shall be subject to the vesting schedule set forth in Subsection 17(a) below:

(i)	☐
Percent of Compensation: (check if applicable) In proportion to a percent of their Compensation as determined by the Employer for the portion of the Plan Year during which they were Participants regardless of whether such Participants made any Contributions.

(ii)*	☐
Integrated Allocation Formula: (check if applicable) (A)           % of each Participant’s Compensation plus (B)           % of each Participant’s Compensation in excess of the “integration level” as defined below. The percentage of Compensation in excess of the “integration level” must be equal to the lesser of the percentage of the Participant’s Compensation allocated under (A) above or the “permitted disparity limit” as defined in the box below.

“Integration Level” means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (C) or (D) below.
(C)	(not to exceed 100%) (check if applicable) of the Social Security taxable wage base for the Plan Year, or
(D)	$ (not to exceed the Social Security taxable wage base) (check if applicable).
“Permitted disparity limit” means the percentage provided by the following table wherein TWB means the Taxable Wage Base:

If the “Integration Level” is:		The “Permitted
MORE THAN	BUT:	Disparity Limit” is
• 0%	• NOT MORE THAN the greater of $10,000 or 20% of the TWB	5.7%

• The greater of $10,000 or 20% of the TWB	• NOT MORE THAN 80% of the TWB	4.3%

• 80% of the TWB	• LESS THAN 100% of the TWB	5.4%

• 100% of the TWB	• N/A	5.7%

*Note:	An Employer who maintains any other plan that provides for permitted disparity may NOT elect this option.
(iii)	☐	Cross-Tested Allocation Formula: (check if applicable) The Employer elects to allocate contributions pursuant to a cross-tested allocation under the following method: (check one)
(A)	☐	Participant group allocation
Participants will be divided into the following groups (one or more) with the same allocation ratio (Specify groups by category of Participant, including both Highly Compensated Employees and Non-Highly Compensated Employees):

Note: The specific categories of Participants should be such that resulting allocations are provided in a definite predetermined formula that complies with Regulations § 1.401-1(b)(1)(ii). The number of allocation rates must not exceed the maximum allowable number of allocation rates. Highly Compensated Employees may each be in separate allocation groups. Eligible Non-Highly Compensated Employees must be grouped using allocation rates specified in Plan language. The grouping of eligible Non-Highly Compensated Employees must be done in a reasonable manner and should reflect a reasonable classification in accordance with Regulations § 1.410(b)-4(b). Also, standard interest rate and standard mortality table assumptions in accordance with Regulations § 1.401(a)(4)-12 must be used when testing the plan for satisfaction of nondiscrimination requirements. In the case of Self-employed individuals (i.e., sole proprietorships or partnerships), the requirements of Regulations § 1.401(k)-1(a)(6) continue to apply, and the allocation method should not be such that a cash or deferred election is created for a Self-employed individual as a result of application of the allocation method.

(B)	☐	Age weighted allocation
The following assumptions will be used to calculate the equivalent benefit accrual rate:
Pre-retirement mortality:
Post-retirement mortality:
Pre-retirement interest:
Post-retirement interest:
Note: Standard interest rate and standard mortality table assumptions in accordance with Regulations § 1.401(a)(4)-12 must be used when testing the plan for satisfaction of nondiscrimination requirements. A table of age-weighted factors (that comply with the previous sentence) may also be used.
(iv)	Limitations on Benefit Accrual for Profit Sharing Contributions: The Participant shall be eligible to share in any Profit Sharing Contributions for all Service in the Plan Year provided:
(A)	If the Hours of Service Method under Section 3.3 applies: (check if applicable)
☐	1,000 Hours: The Participant is credited with at least 1,000 Hours of Service, as described in Section 3.5 of the Plan, during the Plan Year.
☐	Exception: (check if applicable) This limitation shall not apply to accruals of Matching Contributions.
☐
Last Day: The Participant is an Employee on the last business day of the period for which the contribution is made (e.g., last business day of quarter for quarterly contribution, last business day of the Plan Year for annual contribution).

☐	Exception: (check if applicable) This limitation shall not apply to accruals of Matching Contributions.
(B)	If the Continuous Service Method under Section 3.4 applies: (check if applicable)
☐	First and Last Day: The Participant is credited with a Period of Service, as described in Section 3.4 of the Plan, encompassing the first and last business days of the Plan Year.
☐	Exception: (check if applicable) This limitation shall not apply to accruals of Matching Contributions.

(C)	Exception: Even though the limitations above apply: (check if applicable)
☐	The Participant shall not be required to satisfy the above requirements in the Plan Year in which Service terminates if such termination is due to death, disability or retirement.
(D)	Application: These limitations do not apply to Salary Reduction Contributions or Matching Contributions.
Note: An Employer that does not select a limitation must make contributions on behalf of all Participants with at least one Hour of Service during the Plan Year.
13(j)	Source of Employer Contributions: (check one)
☐
Profits Required: Any amount contributed under this Section 13 (other than under (a) above) shall not exceed Adjusted Net Income for such Plan Year and shall be adjusted and allocated on a pro rata basis to the appropriate accounts if such Adjusted Net Income is insufficient. Adjusted Net Income means the consolidated net income of the Employer computed in accordance with accounting principles regularly applied by the Employer on a basis consistent with prior Fiscal Years, but without taking into account (a) gains or losses from the sale or other disposition of real or depreciable personal property used in the Employer’s business; (b) items of income or loss classified as extraordinary, nonrecurring or nonoperating; (c) deductions for contributions under this Plan; and (d) federal, state and local taxes imposed on the Employer and measured by its income.

Note: If an Employer elects to make profits the source of all Employer contributions, then any make-up contributions must also be made out of profits.
☑	Profits Not Required: Any amount contributed under this Section 13 shall be determined without regard to Adjusted Net Income.
401(k) TESTING
14.	401(k) Testing: Note: This Section 14 only applies if the Safe Harbor CODA provisions of Subsection 13(c) do not apply.
14(a)	ADP/ACP Present Testing Method: The testing method for purpose of applying the “ADP” and “ACP” tests described in Sections 4.8 and 4.10 of the Plan shall be the (check one):
☑
Current Year Testing Method: (check if applicable) The ADP or ACP of Highly Compensated Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated Employees for the same Plan Year.

☐
Prior Year Testing Method: (check if applicable) The ADP or ACP of Highly Compensated Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated Employees for the immediately preceding Plan Year.

14(b)	☐
ADP/ACP Testing Methods Used in Prior Years: (check if applicable) For Plan Years prior to the effective date of this amendment, the “ADP” and “ACP” tests were applied using the testing methods shown in the ADP/ACP Testing Methods History Addendum to the Adoption Agreement. (Choose if there has been a change in the testing method used under the Plan.)

14(c)	☐	Initial Year Testing Method: (check if applicable) For the initial Plan Year of a new Plan, other than a successor plan, the ADP and ACP tests shall be applied (check one):
☐	(check if applicable) assuming a 3% ADP and ACP for Non-Highly Compensated Employees.
☐	(check if applicable) using the actual ADP and ACP of Non-Highly Compensated Employees for the initial Plan Year.
14(d)
HCE Determinations — Look Back Year: The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless the Employer elected otherwise below.

☐	Calendar Year Determination: (check if applicable) The look back year shall be the calendar year beginning within the preceding Plan Year. (Do not elect if the Plan Year is the calendar year.)
☐
Prior Plan Years: (check if applicable) For the Plan Years prior to the effective date of this amendment, the Plan was operated in accordance with the look back year elections shown in the Special Effective Dates Addendum to the Adoption Agreement.

14(e)	☐
HCE Determinations — Top Paid Group: (check if applicable) Employees with Compensation exceeding $95,000 in 2005 (as indexed in later years) shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

☐
Prior Plan Years: (check if applicable) For Plan Years prior to the effective date of this amendment, the Plan was operated in accordance with the top paid group elections shown in the Special Effective Dates Addendum to the Adoption Agreement.

DISTRIBUTIONS AND ROLLOVERS
15.	Withdrawals and Loans: (cross out the word(s) in parentheses if not applicable)
15(a)
Withdrawals of Employer Contributions: (excluding Salary Reduction Contributions, Roth Contributions and Catch-Up Contributions): An Employee ~~(may)~~ (may not) withdraw Employer Contributions as set forth in Section 7.9 of the Plan.

15(b)	Hardship Withdrawals: An Employee (may) ~~(may not)~~ withdraw from his Account for hardship pursuant to Section 7.11 of the Plan.
15(c)	Loans: An Employee (may) ~~(may not)~~ borrow from his Account as set forth in Section 7.13 of the Plan.
15(d)	☑
Protected In-Service Withdrawal Provisions: Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

☐	An in-service withdrawal of vested employer contributions maintained in a Participant’s Account (check below):
☐	For at least _________ (24 or more) months.
☐	After the Participant has at least 60 months of participation.
☑
Another in-service withdrawal option that is a “protected benefit” under Code Section 411(d)(6). Complete a Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the in- service withdrawal option(s).

16.	Form of Distributions: Subject to Article VII, distributions under the Plan shall be paid as: (check the appropriate box(es) with respect to optional forms):
16(a)	Lump Sum Payments: Lump sum payments are available under the Plan.

16(b)	Installment Payments: Installment payments are available under the Plan.
16(c)	☐
Protected Benefit Forms Pursuant to Merger, Asset or Stock Acquisition: A transfer of assets to the Plan in connection with an asset or stock acquisition, merger, or other similar transaction involving a change in Employer of the Employees may result in the reduction or elimination of Code § 411(d)(6) protected benefits available under the prior plan as set forth in Section 12.10 of the Plan.

16(d)	☐
Protected Benefit Forms: (check if applicable) Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable in any other form. Complete a Protected Benefit Forms Addendum describing each protected benefit and the class of Participants whose Accounts are subject to distribution in the protected benefit form.

16(e)	Rollovers from other Plans:
(i)	Direct Rollovers: The Plan shall accept a direct rollover of an eligible rollover distribution from: (check each that applies)
☐	no plan, annuity contract or individual retirement account or annuity.

☐	a qualified plan described in Code §§ 401(a) or 403(a), excluding After-Tax Contributions.

☑	a qualified plan described in Code §§ 401(a) or 403(a), including After-Tax Contributions.

☑	an annuity contract described in Code § 403(b), excluding After-Tax Contributions.

☑	an eligible plan under Code § 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.
(ii)	Participant Rollover Contributions: The Plan shall accept a Participant contribution of an eligible rollover distribution from: (check each that applies)
☐	no plan, annuity contract or individual retirement account or annuity.

☑	a qualified plan described in Code §§ 401(a) or 403(a).

☑	an annuity contract described in Code § 403(b).

☑	an eligible plan under Code § 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

☐	an individual retirement account or annuity described in Code §§ 408(a) or 408(b).

16(f)
Involuntary Cash Outs and Automatic Rollovers: The following election only applies to the involuntary distribution of Participant Accounts when the Participant’s Service terminates for reasons other than death and the date of distribution is prior to the later of the date when the Participant attains age 62 or Normal Retirement Age. (check one)

(i)	☑	Involuntary Cash Outs Available for Accounts of $5,000 or Less:
(A)
Automatic Rollovers: $1,001 to $5,000. If a terminated Participant fails to elect a distribution or a direct rollover of his or her Account which is greater than $1,000 but is $5,000 or less, the Plan Administrator shall cash out the Account and distribute it to an individual retirement plan which the Plan Administrator creates for the benefit of such Participant in accordance with IRS rules and regulations. No cash outs of Accounts of $5,000 or above shall be permitted without the Participant’s consent; and

(B)
No Automatic Rollovers: $1,000 or Less. If a terminated Participant fails to elect a distribution or direct rollover of his or her Account which is $1,000 or less, the Plan Administrator shall cash out the Account but shall not create an individual retirement plan for the Participant.

- or -
(ii)	☐	Involuntary Cash Outs Limited to Accounts of $1,000 or Less:
(A)
No Automatic Rollovers: $1,000 or Less. If a terminated Participant fails to elect a distribution or direct rollover of his or her Account which is $1,000 or less, the Plan Administrator shall cash out the Account but shall not create an individual retirement plan for the Participant; and

(B)	No Other Cash Outs: No cash outs of Accounts above $1,000 shall be permitted without the Participant’s consent.
(iii)	Treatment of Rollovers in the Application of Involuntary Cash-Out Provisions: (cross out the word(s) in parentheses if not applicable)
The Employer ~~(shall)~~ (shall not) include rollover contributions when determining the value of the Participant’s nonforfeitable Account balance for purposes of the Plan’s involuntary cash-out rules. However, for purposes of determining the $1,000 threshold in Subsection 16(f) immediately below the nonforfeitable Account balance shall include any rollover contributions (and earnings thereon).
16(g)	☑
Direct Rollovers of Roth Contributions: (check if applicable) The Plan will NOT accept a direct rollover from another Roth Contribution Account under an applicable retirement plan described in Code § 402A(e)(1).

Note: If the above option is not checked, the Plan will accept a direct rollover of a Roth Contribution Account from a Roth Contribution Account in another Plan.

VESTING
17.
Vesting of Employer Contributions: Amounts credited to a Participant’s Salary Deferral Account, Roth Contribution Account, After-Tax Contributions Account, Qualified Contributions Account, Deductible Account, Loan Account and Rollover Account shall always be 100% vested and non-forfeitable.

17(a)
Schedule of Vesting for Employer Profit Sharing Contributions: For Plan Years beginning before January 1, 2007, amounts credited to a Participant’s Employer Profit Sharing Contributions Account shall become non-forfeitable in accordance with the Schedule of Vesting immediately following. The Participant’s Years of Vesting Service shall be computed as provided in Section 6.4 of the Plan excluding all years described in Subsection 17(d) of this Adoption Agreement. The Schedule of Vesting must provide for non-forfeitability no less favorable than: (i) 100% after five or more Years of Vesting Service; or (ii) 20% with three Years of Vesting Service and 20% for each of the next four Years of Vesting Service. The Schedule of Vesting shall be: (select a column)

			III
			☑
			Non-Forfeitable Percentage of
			Account must be at least as
			favorable as either the entire
			column I or the entire column II
Years of Vesting	I	II	for each year without switching
Service	☐	☐	between the columns.
Less than 1 Year	0	0	0%

1 Year	0	0	50%

2 Years	0	0	100%

3 Years	20	0	100%

4 Years	40	0	100%

5 Years	60	100	100%

6 Years	80	100	100%

7 Years	100	100	100%

The Schedule of Vesting for Employer Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007 is set forth in 17(b) immediately below.
17(b)
Schedule of Vesting for Matching Contributions for Plan Years beginning on and after January 1, 2002 and, for Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007: The Schedule of Vesting for Employer Matching Contributions for Plan Years beginning on and after January 1, 2002 and, for Employer Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007, must provide for non-forfeitability no less favorable than (i) 100% after three or more years of vesting service; or (ii) 20% with two years of vesting service and 20% for each of the next four years of Vesting Service. The Schedule of Vesting shall be: (select a column)

			III
			☑
			Non-Forfeitable Percentage of
			Account must be at least as
			favorable as either the entire
			column I or the entire column II
Years of Vesting	I	II	for each year without switching
Service	☐	☐	between the columns.
Less than 1 Year	0	0	0%

1 Year	0	0	50%

2 Years	20	0	100%

3 Years	40	100	100%

4 Years	60	100	100%

5 Years	80	100	100%

6 Years	100	100	100%

Note: An Employee must have at least one Hour of Service after December 31, 2006 for the 17(b) Schedule of Vesting to apply to Employer Profit Sharing Contributions.

17(c)	Top Heavy Plan: For any Plan Year in which the Plan is a Top-Heavy Plan and for any Plan Year thereafter, the Schedule of Vesting shall be the same as the Schedule set forth in 17(b).
17(d)	Exclusion from Years of Vesting Service: Notwithstanding the provisions of the Plan, an Employee shall not receive credit for a Year of Vesting Service: (check if applicable)
☐	Effective Date: Prior to the beginning of the Plan Year in which the Effective Date of the Plan occurred or, if earlier, the effective date of a predecessor plan occurred.
☐	18th Birthday: Prior to the beginning of the Plan Year in which the Employee attained his 18th birthday, provided he was not then a Participant.
18.	Forfeitures: (check one)
☐
No Reduction: Forfeitures shall not reduce Employer Contributions but shall be allocated in the same manner as Matching Contributions under Subsection 13(b) or, if none, in proportion to all of the Compensation of the Participants determined under Section 3.2 of the Plan for the portion of the Plan Year during which they were Participants. Forfeitures shall be subject to the same limitations as Employer Contributions.

☑	Reduction: Forfeitures shall reduce Employer Contributions; provided, however, that Excess Aggregate Contributions shall not reduce Matching Contributions.
DEFINITIONS
19.
Normal Retirement Age: The normal retirement age shall be the later of (a) 65 (not earlier than “55” nor later than “65”) or (b) the fifth anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan. Notwithstanding the vesting schedule elected by the Employer in 17, an Employee is fully vested in his or her account balance upon the attainment of Normal Retirement Age.

20.	Compensation:
20(a)	Amount: Compensation for any Plan Year shall mean all of each Participant’s: (check one)
☐	Wages, tips, and other compensation as reported on Form W-2.

☐
Wages, tips, and other compensation as reported on Form W-2 plus elective or salary deferral contributions to a cafeteria plan, transportation plan, cash or deferred arrangement or tax-sheltered annuity.

☐	Code § 3401(a) wages.

☑	Code § 415 safe-harbor compensation.
20(b)	Deemed Compensation: (check one)
☐	Deemed Code § 125 compensation is included for purposes of the definition of compensation.
☑	Deemed Code § 125 compensation is excluded for purposes of the definition of compensation.

20(c)	Modification: Compensation for any Plan Year shall be that amount in (a) above, excluding the following: (check if applicable)
☐	Overtime.

☐	Bonuses.

☐	Commissions.
☑	Stock Options. The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.
☐	Severance Pay.
☑	Other extraordinary remuneration (fill in the blank) expense allowances, fringe benefits, moving expenses, deferred compensation and welfare benefits.
Note: If the Employer excludes any of the above with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code § 414(s) or 401(a)(4). These exclusions do not apply for purposes of the “Top Heavy” requirements, allocating Safe Harbor Matching Employer Contributions or allocating Safe Harbor Nonelective Employer Contributions.
20(d)
Compensation for the First Year of Participation: Salary Deferral and Matching Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee’s Compensation (check one):

☐	For the entire Plan Year.
☑	For the portion of the Plan Year in which the Employee is eligible to participate in the Plan.
21.	Valuation Date(s): The Valuation Date(s) of the Plan shall be: (check one)
☑	Daily: Each business day.

☐	Monthly: The last business day of each month.

☐	Quarterly: The last business day of the 3rd, 6th, 9th and 12th months of the Plan Year.

☐	Semiannual: The last business day of the 6th and 12th months of the Plan Year.

☐
Annual: The Anniversary Date; provided, however, that if, during any three-month period ending on the 3rd, 6th, 9th, or 12th month of the Plan Year, the Service of more than 25% of the Employees who were Participants on the preceding Anniversary Date terminates, the last day of such three-month period shall be a Valuation Date for the purpose of the Plan.

22.	Predecessor and Affiliated Employers: (complete if applicable)
22(a)	☐	Service for purposes of eligibility and vesting in this Plan shall include service with the predecessor Employer listed on the attached Schedule 22(a).
22(b)	☑	The Employers listed on the attached Schedule 22(b) shall be deemed Affiliated Employers for the purpose of Section 2.10 of the Plan.

INVESTMENT
23.	Investment: (check one or more)
☐	Trustee Discretion: The Trustee shall have complete discretion to invest the Trust Fund.
☑
Participant Direction in Options: Each Participant may direct the Trustee to invest his or her Accounts in Investment Options provided by the Trustee pursuant to the Trust Agreement. The Administrator intends to treat this Plan as being subject to ERISA Section 404(c).

☐	Participant Discretion: Each Participant shall have complete discretion to invest his or her Accounts in the Trust Fund and may direct the Trustee accordingly.
☐
Investment Manager: The Trustee shall invest all or a portion of the Trust Fund pursuant to the directions of an Investment Manager selected from time to time by the Employer pursuant to the Trust Agreement.

24.	Employer Securities: (check if applicable)
☑
Employer Securities: (check if applicable) The Trustee is authorized and empowered to invest the Trust Fund primarily in Qualifying Employer Securities (“primarily” meaning the authority to invest, to acquire and to hold up to 100% of the Trust Fund in Qualifying Employer Securities). The Trustee shall exercise discretion on how to vote the stock.

LIMITATIONS
25.	Limitations on Allocations and Minimum Benefit:
The annual limitations set forth in Sections 5.8, 5.9 and 8.3 shall apply for all purposes of the Plan.
TOP-HEAVY PLAN
26.
Top-Heavy Provision: The Employer shall complete this Section if the Employer maintains one or more Qualified Defined Benefit Plans which have accrued benefits during the five-year period ending on the Determination Date. For purposes of establishing present value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality, interest and as of the Valuation Date as follows:

☐	Interest rate: % ☐ Mortality table:

☐	Valuation Date:
☐	Not applicable. (Only if either (A) Plan covers only employees subject to a collective bargaining agreement or (B) Employer does not maintain and has never maintained any defined benefit plans.)
27.	Top Heavy Status: The Plan shall be subject to the Top-Heavy requirements of Article VIII of the Plan. (check one):
☐	For each Plan Year, whether or not the Plan is a “Top-Heavy Plan.”

☑	For each Plan Year, if any, for which the Plan is a “Top-Heavy Plan.”

28.	Top-Heavy Minimum Benefits for Employees Also Covered Under Another Plan of the Employer: (Complete only if the Plan is currently Top-Heavy)
(a)
If the Plan is Top-Heavy, the Employer shall describe the extent to which, if any, the Top-Heavy minimum benefit requirement of Code § 416(c) and Article VIII of the Plan shall be met in another plan as follows:

☐	If the other plan is a defined contribution plan, the Top-Heavy minimum contribution shall be satisfied under the plan described in section 28(b) below.
☐	If the other plan is a defined benefit plan, the Top-Heavy minimum contribution shall be satisfied as follows (check one):
☐	The defined benefit minimum shall be provided under the defined benefit plan described in section 28(b) below.

☐	The defined benefit minimum shall be provided under the defined benefit plan described in section 28(b) below and offset by benefits provided under this plan.

☐	The defined contribution minimum shown by a comparability analysis to be equal to the defined benefit minimum shall be provided under this plan.

☐	The defined contribution minimum equal to 5% of compensation shall be provided under this plan.
(b)	Name of the other plan:

The minimum benefit that shall be provided under such other plan:

The Employees who shall receive the minimum benefit under such other plan:

SPONSOR
29.
Completeness: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan. The Sponsor shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. The name, address and telephone number of the Sponsor are:

Name:	Davis Graham & Stubbs LLP

Address:	1550 17th Street, #500
Denver, CO 80202

Telephone Number:	(303) 892-9400
RELIANCE
30.
Reliance on Opinion Letter: The Employer who adopts this Plan may rely on an opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code § 401 only to the extent provided in Rev. Proc. 2005-16.

The Employer may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of Code § 415 and 416 if it has ever maintained or later adopts any plan (including a welfare benefit fund, as defined in Code § 419(e), which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code § 419A(d)(3) or an individual medical account, as defined in Code § 415(1)(2)) in addition to this Plan.
The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Rev. Proc. 2005-16. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with DGS Prototype Defined Contribution Plan Basic Document No. 1 effective on or after January 1, 2002.
IN WITNESS WHEREOF, the Employer and the Affiliated Employers have executed this Adoption Agreement this ________, 2009.

Employer: Westmoreland Coal Company
By:	/s/ Mary Hauck
	Name:	Mary Hauck
	Title:	Vice President of Human Resources

Affiliated Employer: Westmoreland Energy, LLC
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Westmoreland Resources, Inc.
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Westmoreland Coal Sales Company, Inc.
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Dakota Westmoreland Corporation
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Western Energy Company
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Westmoreland Mining LLC
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Texas Westmoreland Coal Co.
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Westmoreland Savage Corporation
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

SCHEDULE 15(d)

PROTECTED IN-SERVICE WITHDRAWAL PROVISIONS
Upon a Participant’s attainment of age 59-1/2, the Participant may withdraw his or her Regular Matching Contributions made prior to July 1, 2009, Additional Discretionary Matching Contributions made prior to July 1, 2009 and True Up Matching Contributions made prior to July 1, 2009.
Any provision of the Plan that restricted or limited withdrawals, loans or other distributions, or otherwise required separate accounting with respect to any portion of a Participant’s Account immediately prior to April 1, 2001 and the elimination of which would adversely affect the qualification of the Plan under Section 401(a) of the Code shall continue in effect with respect to such portion of the Participant’s Account as if fully set forth in this amendment and restatement.
SCHEDULE 22(a)
PREDECESSOR EMPLOYERS
SCHEDULE 22(b)
AFFILIATED EMPLOYERS
Westmoreland Energy, LLC
Westmoreland Resources, Inc.
Westmoreland Coal Sales Company, Inc.
Dakota Westmoreland Corporation
Western Energy Company
Westmoreland Mining LLC
Texas Westmoreland Coal Co.
Westmoreland Savage Corporation

DGS PROTOTYPE DEFINED
CONTRIBUTION PLAN:
401(K) AND PROFIT SHARING PLAN
ADOPTION AGREEMENT #002
WESTMORELAND COAL COMPANY
AND SUBSIDIARIES
EMPLOYEES’ SAVINGS PLAN, PART II
ADOPTION AGREEMENT

1.	Name and Address of Employer:

Westmoreland Coal Company
2 North Cascade Avenue, 2nd Floor
Colorado Springs, Colorado 80903

2.	Adoption of Plan: The Employer hereby adopts the Westmoreland Coal Company and Subsidiaries Employees’ Savings Plan, Part II (the “Plan”). The terms of the Plan are set forth in (a) this Adoption Agreement, and (b) the DGS Defined Contribution Plan Basic Document No. 1. The Plan defines the capitalized words in this Adoption Agreement.

3.	Nature of Business: The Employer is a X C corporation; S corporation; partnership; sole proprietorship; or limited liability company; and is engaged in the following business: coal production and mining .

4.	Identifying Numbers: Employer Identification No.:23-1128670; Plan Serial No.: 001.

5.	Plan Year: The Plan Year of the Employer is the twelve-consecutive-month period ending on the last day of December.

6.	☐ New Plan and Trust and Effective Date: (check if applicable) This is a new Plan and Trust and is effective on , 20 . The initial Anniversary Date is the last day of 20 .

Note: The effective date of the 401(k) Plan can be no earlier than the first day of the Plan Year for which the Plan is adopted.

7.	☑ Amendment and Restatement of Prior Plan and Trust and Effective Date: (check if applicable) This is an Amendment and Restatement in its entirety of the Employer’s existing retirement plan and trust agreement, as heretofore amended (“Prior Plan”). The effective date of the Prior Plan was the first day of October, 1957. The effective date of this Amendment and Restatement is the later of the first day of the Plan Year beginning on or after January 1, 2002 or the effective date of the Prior Plan.
ELIGIBILITY

8.	Eligibility to Enter Plan: An Employee may enter the Plan as provided in Section 3.1 of the Plan on the Entry Date coinciding with or next following the date the Employee satisfies the requirements of (a), (b) and (c) below.

	8	(a)	Minimum Age:

			(i)	☐	The Employee is years old (not greater than “21”).

			(ii)	☑	No age requirement

	8	(b)	Years of Eligibility Service:

			(i)	☐	The Employee has Year(s) of Service. (Enter not more than “one.”)

			(ii)	☑	No Eligibility Service requirement

8	(c)	Employee: In addition to the Employees excluded under Subsection 3.1(a) of the Plan, the following Employees are not eligible to participate in the Plan: (Choose (i) and (ii) as applicable)

		(i)	☑	Leased Employees.

		(ii)	☑	Classifications:
☐ Employees not regularly scheduled to work at least 1,000 Hours per year. Notwithstanding the foregoing, any Employee who completes at least 1,000 Hours of Service in an eligibility computation period shall be eligible to participate in the Plan.
☑ The Employee is  ~~not~~   (A) a nonresident alien or (B) an employee other than an employee of Dakota Westmoreland Corporation whose employment is governed by a collective bargaining agreement.

(Fill in with a job description such as “a salaried employee,” “an hourly-paid employee,” “an employee working in the Manufacturing division” or similar description or fill in with a job title such as “an officer,” “a department manager,” or “a sales associate” or similar job title. Do not enter age or service conditions. Do not enter conditions that could limit participation by Non-Highly Compensated Employees to those with the lowest amount of compensation and/or the shortest period of service and who may represent the minimum number of Non-Highly Compensated Employees necessary to satisfy the coverage test under Code § 410(b)).

9.	Entry Dates: The Employee shall enter the Plan on the Entry Date which is: (check one)

	☑	Daily: Immediately upon the meeting of the eligibility requirements specified in Section 8 above.

	☐	Monthly: The first day of each month.

	☐	Semi-Annual: The first day of each Plan Year and the first day of the seventh month of each Plan Year.

	☐	Quarterly: The first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year.

	☐	Other:

(Enter a date or dates that are no later than the earlier of the first day of the next Plan Year or six months after the Employee satisfies the conditions under Section 8 above).

10.	Method of Computing Years of Service: Years of Service shall be computed under: (check one)

	☑	Hours of Service: The Hours of Service Method described in Section 3.3 of the Plan computed as follows: (check one)

☐ Actual Hours: An Employee shall be credited on the basis of actual hours for which the Employee is paid or is entitled to payment.

☐ Based on Days Worked: An Employee shall be credited with 10 Hours of Service per day if, under Section 3.5 of the Plan, such Employee would be credited with at least one Hour of Service during the day.

☐ Based on Weeks Worked: An Employee shall be credited with 45 Hours of Service per calendar week if, under Section 3.5 of the Plan, such Employee would be credited with at least one Hour of Service during the week.

	☑	Based on Months Worked: An Employee shall be credited with 190 Hours of Service per calendar month if, under Section 3.5 of the Plan, such Employee would be credited with at least one Hour of Service during the month.

☐	Continuous Service: The Continuous Service Method described in Section 3.4 of the Plan.
EMPLOYEE SALARY DEFERRALS

11(a).	☑	Employee Salary Deferral: (check if applicable) A Participant shall be eligible to make the following Salary Deferrals:

		(i)	Percentage or Dollar Amount: (fill in the blank) The Participant may enter into a written Salary Reduction Agreement with the Employer and agree to a Salary Deferral of from 1% up to 75% (no less than 75%) of Compensation or a dollar amount to be contributed each payroll or other payment period. The dollar amount shall not exceed the maximum percentage of Compensation specified and such Salary Deferral shall not exceed $15,000 in 2006, as increased for cost-of-living adjustments by law in later years.

			☐	(check if applicable and fill in the blank) The Salary Deferral of a Participant who is a Highly Compensated Employee shall not exceed % of Compensation.

		(ii)	Type of Deferral: The Participant may irrevocably elect in each Salary Reduction Agreement to make (check one):

			☑	Only Pre-tax Salary Deferrals.

			☐	Pre-tax Salary Deferrals and/or Roth Contributions if Roth Contributions are permitted under Subsection 12(b) below.

		(iii)	Change in Election: A Participant may increase or decrease, on a prospective basis, his or her Salary Deferral percentage or dollar amount (check one):

			☐	Payroll Period: As of the first day of each payroll period.

			☐	Monthly: As of the first day of each month.

			☐	Quarterly: As of the first day of each quarter of the calendar year.

			☑	Other: As of any business day. (Specify, but must be at least once per Plan Year)

		(iv)	Revocation of Election: A Participant may revoke, on a prospective basis, a Salary Reduction Agreement at any time upon prior notice to the Administrator but in such case may not file a new Salary Reduction Agreement until (check one):

			☐	Payroll Period: As of the first day of each payroll period.

			☐	Monthly: As of the first day of each month.

			☐	Quarterly: As of the first day of each quarter of the calendar year.

			☑	Other: As of any business day. (Specify, but must be at least once per Plan Year)

		(v)	☑	Make-Up Contributions: (check if applicable) The Employer may allow Participants upon proper notice and approval to enter into a special Salary Reduction Agreement to make additional Salary Deferral in an amount up to 100% of their Compensation for the prospective payroll period(s) designated by the Employer so long as the maximum allowable Salary Deferral in (i) above is not exceeded.

11(b)	☑	Employee Catch-up Contributions: (check if applicable) A Participant who is eligible to make Salary Deferrals and who has attained age 50 before the close of the Plan Year shall be eligible to make Catch-up Contributions pursuant to Section 4.6 of the Plan.

11(c)	☐	Employee Negative Election Contributions: (check if applicable and fill in the blanks)

(i)
Percentage: If at the time that an Employee becomes an Eligible Participant, such Eligible Participant does not elect to reduce Compensation, Compensation shall be reduced by         % (not to exceed 3%) for each payroll period in which the Employee is an Eligible Participant. The amount of such reduction shall be contributed to the Plan for the benefit of such Participant.

(ii)
Affirmative Election: Within a reasonable period ending no later than the date on which Compensation subject to the reduction becomes available to an Eligible Participant, such Participant may elect either (i) not to have Salary Deferral made on his or her behalf, or (ii) to have Salary Deferral made in a different percentage of Compensation or dollar amount. If the Eligible Participant elects to have Salary Deferral made in a different percent or dollar amount, such Participant may enter into a written Salary Reduction Agreement with the Employer and agree to a Salary Deferral of from      % up to      % of Compensation or a dollar amount to be contributed each payroll period. The dollar amount must not exceed the maximum percentage of Compensation specified and such Salary Deferral must not exceed $14,000, as increased for cost-of-living adjustments by law.

(iii)
No Affirmative Election: If an Eligible Participant makes no affirmative election, Salary Deferral shall continue to be made on such Participant’s behalf until the Participant elects to change or revoke such Salary Deferral.

Note: The term “Salary Deferrals” includes “Negative Election Contributions.” An Employer which elects to make Negative Election Contributions must satisfy the notice requirements described in Subsection 4.5(b) of the Plan.

EMPLOYEE AFTER-TAX CONTRIBUTIONS AND ROTH CONTRIBUTIONS

12(a)	Employee After-Tax Contributions: (check one)

	☑	Employee Contributions: Participants may make voluntary, non-deductible, After-Tax Employee Contributions. A Participant’s After-Tax Employee Contributions for the Plan Year may not exceed 10% of his or her Compensation for the Plan Year.

	☐	Frozen Employee Contributions: Participants may not currently make After-Tax Employee Contributions to the Plan. The Employer shall maintain After-Tax Employee Contributions Accounts for any previous contributions.

12(b)	Roth Contributions: (check if applicable)

	☐	Employee Contributions: Participants may enter into a written Salary Reduction Agreement with the Employer to make voluntary, non-deductible, Roth Contributions effective , 20 . (Enter a date on or after January 1, 2006) Roth Contributions shall be subject to the same percentage or dollar limits set forth in Subsection 11(a) above, which limitations apply to the combination of all Salary Deferrals and all Roth Contributions made in a Plan Year.
EMPLOYER CONTRIBUTIONS

13.	Employer Contributions:

	13	(a)	Salary Deferral Contributions, Roth Contributions and Catch-Up Contributions: For each Plan Year, the Employer shall contribute an amount equal to (i) the Salary Deferrals, Roth Contributions and Catch-Up Contributions set forth in the Salary Reduction Agreements entered into for such Plan Year or (ii) the Negative Elections. Any such contributions shall be allocated to the applicable Salary Deferral or Roth Contribution Account of each Participant entitled thereto shall be 100% vested in such Participant.

Note: The term “Salary Deferrals” includes for all purposes amounts contributed as Negative Elections. The term “Salary Deferrals” does not include Catch-Up Contributions for purposes of Matching

Contributions, that is, Catch-Up Contributions shall not be matched under any provisions of this Plan with one exception. Catch-Up Contributions of Non-Highly Compensated Employees in a Safe Harbor CODA pursuant to Subsection 13(c) below shall be matched to the extent that such Employees would not otherwise receive their full Safe Harbor Matching Contributions.

13	(b)	☑	Matching Contributions: (check if applicable) For each Plan Year, the Employer shall contribute to the Trust Fund the following contributions which shall be allocated to the Employer Contributions Account of each Participant entitled thereto and which shall be subject to the vesting schedule set forth in Section 17(b) below:
(check one and fill in the blank)

(i)	☑	A Definite Percent: An amount equal to 50 % of the Salary Deferrals.

(ii)	☐	A Definite Percent Limited to a Percent of Compensation: An amount equal to % of the Salary Deferrals that do not exceed % of each Participant’s Compensation.

(iii)	☐	A Definite Percent for Years of Service: An amount equal to the % of Salary Deferrals as listed below opposite the Years of Service for such Participant as of the end of the Plan Year for which the contribution is made:

Completed	Percentage of
Years of Service	Salary Deferrals

☑	The Employer shall not match amounts provided in paragraphs (i), (ii) or (iii) above, above in excess of [$ ], or in excess of [ 6 ] percent, of the participant’s Compensation.

(iv)	☐	Discretionary Match: (check if applicable) In proportion to each Participant’s Salary Deferral Contributions and Roth Contributions (but NOT Catch-Up Contributions).

(v)	☐	Limitation: (check if applicable and fill in the blank) Notwithstanding the above schedule, the Matching Contributions for a Participant shall not exceed ($ ) per Plan Year.

13(c)	☐	Safe Harbor CODA provisions of Section 4.13 of the Plan apply: (check if applicable) In lieu of Matching Contributions under Subsection 13(b) above, the Employer shall make the following contributions for the Plan Year to satisfy the ADP test: (select either (i), (ii) or both)

		(i)	☐	Safe Harbor Nonelective Contributions: The Employer shall make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3% of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here: %.

The Safe Harbor Nonelective Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

- or -

(ii)	☐	Safe Harbor Matching Contributions: The Employer shall make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:

100% of the Employee’s Salary Deferrals that do not exceed 3% of the Employee’s Compensation for the Plan Year

-plus-

50% of the Employee’s Salary Deferrals that do not exceed the next 2% of the Employee’s Compensation for the Plan Year.

The Safe Harbor Matching Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(iii)	☐	Contributions to Another Plan: If checked, the ADP Test Safe Harbor Contributions shall be made to . (Insert name of Defined Contribution Plan of Employer.)

13(d)	☐
ACP Test Safe Harbor Matching Contributions: No additional Contributions are required in order to satisfy the requirements for a Safe Harbor CODA. However, if the Employer desires to make Matching Contributions other than the contributions made pursuant to Subsection 13(c) above and wants to satisfy the ACP test, then complete the following:

For the Plan Year, the Employer shall make ACP Test Safe Harbor Matching Contributions to the account of each Eligible Employee in the amount of: (elect one)

		(i)	☐	% of the Employee’s Salary Deferrals that do not exceed 6% of the Employee’s Compensation for the Plan Year.

		(ii)	☐
     % of the Employee’s Salary Deferrals that do not exceed      % of the Employee’s Compensation for the Plan Year plus      % of the Employee’s Salary Deferrals thereafter, but no Matching Contributions shall be made on Salary Deferrals that exceed 6% of Compensation. (The number inserted in the third blank cannot exceed the number inserted in the first blank.)

		(iii)	☐
The Employee’s Salary Deferrals that do not exceed a percentage of the Employee’s Compensation for the Plan Year. Such percentage is determined by the Employer for the year but in no event can exceed 4% of the Employee’s Compensation.

The ACP Test Safe Harbor Matching Contributions shall be allocated to the Employer Contributions Accounts of each Participant entitled thereto and shall be subject to the vesting schedule set forth in Subsection 17(b) below.

13(e)	☑
Discretionary Qualified Matching Contributions: (check if applicable) For each Plan Year, the Employer may contribute Qualified Matching Contributions to the Trust Fund in an amount which the Employer may determine in its discretion. Each Plan Year for which the Employer makes Qualified Matching Contributions, the Employer shall specify in a written resolution whether or not such Contributions shall be limited to Non-Highly Compensated Participants. Any allocation shall be made in proportion to all of the Compensation of the eligible Participants.

The Qualified Matching Contributions shall be 100% vested and shall be allocated among the Qualified Contributions Accounts of either all the Participants determined under Section 3.2 of the Plan who made Salary Deferral Contributions for such Plan Year or only such Non-Highly Compensated Participants who made Salary Deferral Contributions for such Plan Year as determined by the Employer in its sole discretion for such Plan Year.

If the Employer does make such contributions to the Plan, then the amount of such contributions for each Plan Year shall be (check one):

(i)	☐	% (not to exceed 15%) of the Compensation of all Participants eligible to share in the allocation.

(ii)	☐	% of the net profits, but in no event more than [$ ] for any Plan Year.

(iii)	☐	An amount determined by the Employer.

13(f)	Contribution Period for Matching Contributions:

(i)
Matching Contributions: The Contribution Period for purposes of calculating the amount of Matching Contributions under Subsection 13(b), Safe Harbor Matching Contributions under Subsection 13(c) and the ACP Test Safe Harbor Matching Contributions under Subsection 13(d) is:

☐ Payroll Period: Each payroll period.

☑ Monthly: Each calendar month.

☐ Quarterly: Each Plan Year quarter.

☐ Annually: Each Plan Year.

	(ii)	Other Matching Contributions: The Contribution Period for Discretionary Qualified Matching Contributions under Subsection 13(e) is the Plan Year.

13(g)
Eligibility for Matching Contributions: A Participant with Salary Deferrals during a Contribution Period shall only be entitled to receive Matching Contributions under Subsection 13(b) and Discretionary Qualified Matching Contributions under Subsection 13(e) for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es)):

Note: There are no requirements if Safe Harbor CODA provisions of Subsection 13(c) apply.

	☐	Last Day of Contribution Period: The Participant is employed by the Employer on the last day of the Contribution Period.

	☐	501 Hours: The Participant earned at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	☐	1,000 Hours: The Participant earned at least 1,000 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

☐
501 Hours or Last Day of the Year: The Participant either earned at least 501 Hours of Service during the Plan Year or was employed by the Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

☐
Exception: Even though the limitations above apply, the Participant shall not be required to satisfy the above requirements in the Plan Year in which Service terminates if such termination is due to death, disability or retirement. (check if applicable)

Note: An Employer that does not select a limitation must make contributions on behalf of all Participants with at least one Hour of Service during the Plan Year.

13(h)	☐
Discretionary Qualified Nonelective Contributions: (check if applicable) For each Plan Year, the Employer may contribute Qualified Nonelective Contributions to the Trust Fund in an amount which the Employer may determine to satisfy the ACP and ADP tests. The Qualified Nonelective Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Accounts of only Non-Highly Compensated Participants for such Plan Year. Any allocation shall be made in the ratio which each such Participant’s Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

Note: Use of this Qualified Nonelective Contribution correction method and use of the prior year data for the same testing year is NOT allowed.

13(i)	☐
Profit Sharing Employer Contributions: (check if applicable) For each Plan Year, the Employer may contribute to the Trust Fund an amount which the Employer determines in its discretion. The Contributions under this Subsection shall be allocated to the Employer Contributions Accounts of each Participant entitled thereto and shall be subject to the vesting schedule set forth in Subsection 17(a) below:

(i)	☐
Percent of Compensation: (check if applicable) In proportion to a percent of their Compensation as determined by the Employer for the portion of the Plan Year during which they were Participants regardless of whether such Participants made any Contributions.

(ii)*	☐
Integrated Allocation Formula: (check if applicable) (A)      % of each Participant’s Compensation plus (B)         % of each Participant’s Compensation in excess of the “integration level” as defined below. The percentage of Compensation in excess of the “integration level” must be equal to the lesser of the percentage of the Participant’s Compensation allocated under (A) above or the “permitted disparity limit” as defined in the box below.

“Integration Level” means the Social Security taxable wage base for the Plan Year, unless the Employer elects lesser amount in (C) or (D) below.

	(C)	(not to exceed 100%) (check if applicable) of the Social Security taxable wage base for the Plan Year, or

	(D)	$ (not to exceed the Social Security taxable wage base) (check if applicable).

“Permitted disparity limit” means the percentage provided by the following table wherein TWB means the Taxable Wage Base:

If the “Integration Level” is:		The “Permitted
MORE THAN	BUT:	Disparity Limit” is
• 0%	• NOT MORE THAN the greater of $10,000 or 20% of the TWB	5.7%

• The greater of $10,000 or 20% of the TWB	• NOT MORE THAN 80% of the TWB	4.3%

• 80% of the TWB	• LESS THAN 100% of the TWB	5.4%

• 100% of the TWB	• N/A	5.7%

*	Note: An Employer who maintains any other plan that provides for permitted disparity may NOT elect this option.

(iii)	☐	Cross-Tested Allocation Formula: (check if applicable) The Employer elects to allocate contributions pursuant to a cross-tested allocation under the following method: (check one)

	(A)	☐ Participant group allocation

Participants will be divided into the following groups (one or more) with the same allocation ratio (Specify groups by category of Participant, including both Highly Compensated Employees and Non-Highly Compensated Employees):

Note: The specific categories of Participants should be such that resulting allocations are provided in a definite predetermined formula that complies with Regulations § 1.401-1(b)(1)(ii). The number of allocation rates must not exceed the maximum allowable number of allocation rates. Highly Compensated Employees may each be in separate allocation groups. Eligible Non-Highly Compensated Employees must be grouped using allocation rates specified in Plan language. The grouping of eligible Non-Highly Compensated Employees must be done in a reasonable manner and should reflect a reasonable classification in accordance with Regulations § 1.410(b)-4(b). Also, standard interest rate and standard mortality table assumptions in accordance with Regulations § 1.401(a)(4)-12 must be used when testing the plan for satisfaction of nondiscrimination requirements. In the case of Self-employed individuals (i.e., sole proprietorships or partnerships), the requirements of Regulations § 1.401(k)-1(a)(6) continue to apply, and the allocation method should not be such that a cash or deferred election is created for a Self-employed individual as a result of application of the allocation method.

	(B)	☐ Age weighted allocation

The following assumptions will be used to calculate the equivalent benefit accrual rate:

Pre-retirement mortality:

Post-retirement mortality:

Pre-retirement interest:

Post-retirement interest:

Note: Standard interest rate and standard mortality table assumptions in accordance with Regulations § 1.401(a)(4)-12 must be used when testing the plan for satisfaction of nondiscrimination requirements. A table of age-weighted factors (that comply with the previous sentence) may also be used.

(iv)	Limitations on Benefit Accrual for Profit Sharing Contributions: The Participant shall be eligible to share in any Profit Sharing Contributions for all Service in the Plan Year provided:

	(A)	If the Hours of Service Method under Section 3.3 applies: (check if applicable)

		☐	1,000 Hours: The Participant is credited with at least 1,000 Hours of Service, as described in Section 3.5 of the Plan, during the Plan Year.

			☐	Exception: (check if applicable) This limitation shall not apply to accruals of Matching Contributions.

☐
Last Day: The Participant is an Employee on the last business day of the period for which the contribution is made (e.g., last business day of quarter for quarterly contribution, last business day of the Plan Year for annual contribution).

☐ Exception: (check if applicable) This limitation shall not apply to accruals of Matching Contributions.

(B)	If the Continuous Service Method under Section 3.4 applies: (check if applicable)

☐ First and Last Day: The Participant is credited with a Period of Service, as described in Section 3.4 of the Plan, encompassing the first and last business days of the Plan Year.

☐ Exception: (check if applicable) This limitation shall not apply to accruals of Matching Contributions.

(C)	Exception: Even though the limitations above apply: (check if applicable)

☐ The Participant shall not be required to satisfy the above requirements in the Plan Year in which Service terminates if such termination is due to death, disability or retirement.

(D)	Application: These limitations do not apply to Salary Reduction Contributions or Matching Contributions.

Note: An Employer that does not select a limitation must make contributions on behalf of all Participants with at least one Hour of Service during the Plan Year.

13(j)	Source of Employer Contributions: (check one)

☐
Profits Required: Any amount contributed under this Section 13 (other than under (a) above) shall not exceed Adjusted Net Income for such Plan Year and shall be adjusted and allocated on a pro rata basis to the appropriate accounts if such Adjusted Net Income is insufficient. Adjusted Net Income means the consolidated net income of the Employer computed in accordance with accounting principles regularly applied by the Employer on a basis consistent with prior Fiscal Years, but without taking into account (a) gains or losses from the sale or other disposition of real or depreciable personal property used in the Employer’s business; (b) items of income or loss classified as extraordinary, nonrecurring or nonoperating; (c) deductions for contributions under this Plan; and (d) federal, state and local taxes imposed on the Employer and measured by its income.

Note: If an Employer elects to make profits the source of all Employer contributions, then any make-up contributions must also be made out of profits.

☑ Profits Not Required: Any amount contributed under this Section 13 shall be determined without regard to Adjusted Net Income.
401(k) TESTING

14.	401(k) Testing: Note: This Section 14 only applies if the Safe Harbor CODA provisions of Subsection 13(c) do not apply.

	14	(a)	ADP/ACP Present Testing Method: The testing method for purpose of applying the “ADP” and “ACP” tests described in Sections 4.8 and 4.10 of the Plan shall be the (check one):

☑
Current Year Testing Method: (check if applicable) The ADP or ACP of Highly Compensated Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated Employees for the same Plan Year.

☐
Prior Year Testing Method: (check if applicable) The ADP or ACP of Highly Compensated Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated Employees for the immediately preceding Plan Year.

	14	(b)	☐
ADP/ACP Testing Methods Used in Prior Years: (check if applicable) For Plan Years prior to the effective date of this amendment, the “ADP” and “ACP” tests were applied using the testing methods shown in the ADP/ACP Testing Methods History Addendum to the Adoption Agreement.

(Choose if there has been a change in the testing method used under the Plan.)

14	(c)	☐	Initial Year Testing Method: (check if applicable) For the initial Plan Year of a new Plan, other than a successor plan, the ADP and ACP tests shall be applied (check one):

☐ (check if applicable) assuming a 3% ADP and ACP for Non-Highly Compensated Employees.

☐ (check if applicable) using the actual ADP and ACP of Non-Highly Compensated Employees for the initial Plan Year.

14	(d)
HCE Determinations – Look Back Year: The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless the Employer elected otherwise below.

		☐	Calendar Year Determination: (check if applicable) The look back year shall be the calendar year beginning within the preceding Plan Year. (Do not elect if the Plan Year is the calendar year.)

☐
Prior Plan Years: (check if applicable) For the Plan Years prior to the effective date of this amendment, the Plan was operated in accordance with the look back year elections shown in the Special Effective Dates Addendum to the Adoption Agreement.

14	(e)	☐
HCE Determinations – Top Paid Group: (check if applicable) Employees with Compensation exceeding $95,000 in 2005 (as indexed in later years) shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

☐
Prior Plan Years: (check if applicable) For Plan Years prior to the effective date of this amendment, the Plan was operated in accordance with the top paid group elections shown in the Special Effective Dates Addendum to the Adoption Agreement.

DISTRIBUTIONS AND ROLLOVERS

15.	Withdrawals and Loans: (cross out the word(s) in parentheses if not applicable)

	15	(a)
Withdrawals of Employer Contributions: (excluding Salary Reduction Contributions, Roth Contributions and Catch-Up Contributions): An Employee (~~may~~) (may not) withdraw Employer Contributions as set forth in Section 7.9 of the Plan.

	15	(b)	Hardship Withdrawals: An Employee (may) (~~may not~~) withdraw from his Account for hardship pursuant to Section 7.11 of the Plan.

	15	(c)	Loans: An Employee (may) (~~may not~~) borrow from his Account as set forth in Section 7.13 of the Plan.

	15	(d)	☑
Protected In-Service Withdrawal Provisions: Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

				☐	An in-service withdrawal of vested employer contributions maintained in a Participant’s Account (check below):

					☐	For at least (24 or more) months.

					☐	After the Participant has at least 60 months of participation.

☑
Another in-service withdrawal option that is a “protected benefit” under Code Section 411(d)(6). Complete a Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the in- service withdrawal option(s).

16.	Form of Distributions: Subject to Article VII, distributions under the Plan shall be paid as: (check the appropriate box(es) with respect to optional forms):

	16	(a)	Lump Sum Payments: Lump sum payments are available under the Plan.

	16	(b)	Installment Payments: Installment payments are available under the Plan.

	16	(c)	☐
Protected Benefit Forms Pursuant to Merger, Asset or Stock Acquisition: A transfer of assets to the Plan in connection with an asset or stock acquisition, merger, or other similar transaction involving a change in Employer of the Employees may result in the reduction or elimination of Code § 411(d)(6) protected benefits available under the prior plan as set forth in Section 12.10 of the Plan.

	16	(d)	☐
Protected Benefit Forms: (check if applicable) Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable in any other form. Complete a Protected Benefit Forms Addendum describing each protected benefit and the class of Participants whose Accounts are subject to distribution in the protected benefit form.

	16	(e)	Rollovers from other Plans:

			(i)	Direct Rollovers: The Plan shall accept a direct rollover of an eligible rollover distribution from: (check each that applies)

				☐	no plan, annuity contract or individual retirement account or annuity.

				☐	a qualified plan described in Code §§ 401(a) or 403(a), excluding After-Tax Contributions.

				☑	a qualified plan described in Code §§ 401(a) or 403(a), including After-Tax Contributions.

				☑	an annuity contract described in Code § 403(b), excluding After-Tax Contributions.

				☑	an eligible plan under Code § 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

			(ii)	Participant Rollover Contributions: The Plan shall accept a Participant contribution of an eligible rollover distribution from: (check each that applies)

				☐	no plan, annuity contract or individual retirement account or annuity.

				☑	a qualified plan described in Code §§ 401(a) or 403(a).

				☑	an annuity contract described in Code § 403(b).

				☑	an eligible plan under Code § 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

				☐	an individual retirement account or annuity described in Code §§ 408(a) or 408(b).

16	(f)
Involuntary Cash Outs and Automatic Rollovers: The following election only applies to the involuntary distribution of Participant Accounts when the Participant’s Service terminates for reasons other than death and the date of distribution is prior to the later of the date when the Participant attains age 62 or Normal Retirement Age. (check one)

		(i)	☑	Involuntary Cash Outs Available for Accounts of $5,000 or Less:

(A)
Automatic Rollovers: $1,001 to $5,000. If a terminated Participant fails to elect a distribution or a direct rollover of his or her Account which is greater than $1,000 but is $5,000 or less, the Plan Administrator shall cash out the Account and distribute it to an individual retirement plan which the Plan Administrator creates for the benefit of such Participant in accordance with IRS rules and regulations. No cash outs of Accounts of $5,000 or above shall be permitted without the Participant’s consent; and

(B)
No Automatic Rollovers: $1,000 or Less. If a terminated Participant fails to elect a distribution or direct rollover of his or her Account which is $1,000 or less, the Plan Administrator shall cash out the Account but shall not create an individual retirement plan for the Participant.

- or -

(ii)	☐	Involuntary Cash Outs Limited to Accounts of $1,000 or Less:

(A)
No Automatic Rollovers: $1,000 or Less. If a terminated Participant fails to elect a distribution or direct rollover of his or her Account which is $1,000 or less, the Plan Administrator shall cash out the Account but shall not create an individual retirement plan for the Participant; and

	(B)	No Other Cash Outs: No cash outs of Accounts above $1,000 shall be permitted without the Participant’s consent.

(iii)	Treatment of Rollovers in the Application of Involuntary Cash-Out Provisions: (cross out the word(s) in parentheses if not applicable)

The Employer (~~shall~~) (shall not) include rollover contributions when determining the value of the Participant’s nonforfeitable Account balance for purposes of the Plan’s involuntary cash-out rules. However, for purposes of determining the $1,000 threshold in Subsection 16(f) immediately below the nonforfeitable Account balance shall include any rollover contributions (and earnings thereon).

16(g)	☑
Direct Rollovers of Roth Contributions: (check if applicable) The Plan will NOT accept a direct rollover from another Roth Contribution Account under an applicable retirement plan described in Code § 402A(e)(1).

Note: If the above option is not checked, the Plan will accept a direct rollover of a Roth Contribution Account from a Roth Contribution Account in another Plan.
VESTING

17.
Vesting of Employer Contributions: Amounts credited to a Participant’s Salary Deferral Account, Roth Contribution Account, After-Tax Contributions Account, Qualified Contributions Account, Deductible Account, Loan Account and Rollover Account shall always be 100% vested and non-forfeitable.

	17	(a)
Schedule of Vesting for Employer Profit Sharing Contributions: For Plan Years beginning before January 1, 2007, amounts credited to a Participant’s Employer Profit Sharing Contributions Account shall become non-forfeitable in accordance with the Schedule of Vesting immediately following. The Participant’s Years of Vesting Service shall be computed as provided in Section 6.4 of the Plan excluding all years described in Subsection 17(d) of this Adoption Agreement. The Schedule of Vesting must provide for non-forfeitability no less favorable than: (i) 100% after five or more Years of Vesting Service; or (ii) 20% with three Years of Vesting Service and 20% for each of the next four Years of Vesting Service. The Schedule of Vesting shall be: (select a column)

			III
			☑
			Non-Forfeitable Percentage of
			Account must be at least as
			favorable as either the entire
			column I or the entire column II
Years of Vesting	I	II	for each year without switching
Service	☐	☐	between the columns.
Less than 1 Year	0	0	0%

1 Year	0	0	50%

2 Years	0	0	100%

3 Years	20	0	100%

4 Years	40	0	100%

5 Years	60	100	100%

6 Years	80	100	100%

7 Years	100	100	100%

The Schedule of Vesting for Employer Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007 is set forth in 17(b) immediately below.

17	(b)
Schedule of Vesting for Matching Contributions for Plan Years beginning on and after January 1, 2002 and, for Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007: The Schedule of Vesting for Employer Matching Contributions for Plan Years beginning on and after January 1, 2002 and, for Employer Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007, must provide for non-forfeitability no less favorable than (i) 100% after three or more years of vesting service; or (ii) 20% with two years of vesting service and 20% for each of the next four years of Vesting Service. The Schedule of Vesting shall be: (select a column)

			III
			☑
			Non-Forfeitable Percentage of
			Account must be at least as
			favorable as either the entire
			column I or the entire column II
Years of Vesting	I	II	for each year without switching
Service	☐	☐	between the columns.
Less than 1 Year	0	0	0%

1 Year	0	0	50%

2 Years	20	0	100%

3 Years	40	100	100%

4 Years	60	100	100%

5 Years	80	100	100%

6 Years	100	100	100%

Note: An Employee must have at least one Hour of Service after December 31, 2006 for the 17(b) Schedule of Vesting to apply to Employer Profit Sharing Contributions.

17	(c)	Top Heavy Plan: For any Plan Year in which the Plan is a Top-Heavy Plan and for any Plan Year thereafter, the Schedule of Vesting shall be the same as the Schedule set forth in 17(b).

17	(d)	Exclusion from Years of Vesting Service: Notwithstanding the provisions of the Plan, an Employee shall not receive credit for a Year of Vesting Service: (check if applicable)

☐ Effective Date: Prior to the beginning of the Plan Year in which the Effective Date of the Plan occurred or, if earlier, the effective date of a predecessor plan occurred.

☐ 18th Birthday: Prior to the beginning of the Plan Year in which the Employee attained his 18th birthday, provided he was not then a Participant.

18.	Forfeitures: (check one)

☐
No Reduction: Forfeitures shall not reduce Employer Contributions but shall be allocated in the same manner as Matching Contributions under Subsection 13(b) or, if none, in proportion to all of the Compensation of the Participants determined under Section 3.2 of the Plan for the portion of the Plan Year during which they were Participants. Forfeitures shall be subject to the same limitations as Employer Contributions.

	☑	Reduction: Forfeitures shall reduce Employer Contributions; provided, however, that Excess Aggregate Contributions shall not reduce Matching Contributions.
DEFINITIONS

19.
Normal Retirement Age: The normal retirement age shall be the later of (a) 65 (not earlier than “55” nor later than “65”) or (b) the fifth anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan. Notwithstanding the vesting schedule elected by the Employer in 17, an Employee is fully vested in his or her account balance upon the attainment of Normal Retirement Age.

20.	Compensation:

	20	(a)	Amount: Compensation for any Plan Year shall mean all of each Participant’s: (check one)

			☐	Wages, tips, and other compensation as reported on Form W-2.

☐
Wages, tips, and other compensation as reported on Form W-2 plus elective or salary deferral contributions to a cafeteria plan, transportation plan, cash or deferred arrangement or tax-sheltered annuity.

			☐	Code § 3401(a) wages.

			☑	Code § 415 safe-harbor compensation.

	20	(b)	Deemed Compensation: (check one)

			☐	Deemed Code § 125 compensation is included for purposes of the definition of compensation.

			☑	Deemed Code § 125 compensation is excluded for purposes of the definition of compensation.

	20	(c)	Modification: Compensation for any Plan Year shall be that amount in (a) above, excluding the following: (check if applicable)

			☐	Overtime.

			☐	Bonuses.

			☐	Commissions.

			☑	Stock Options. The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

			☐	Severance Pay.

			☑	Other extraordinary remuneration (fill in the blank) expense allowances, fringe benefits, moving expenses, deferred compensation and welfare benefits.

Note: If the Employer excludes any of the above with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code § 414(s) or 401(a)(4). These exclusions do not apply for purposes of the “Top Heavy” requirements, allocating Safe Harbor Matching Employer Contributions or allocating Safe Harbor Nonelective Employer Contributions.

20	(d)
Compensation for the First Year of Participation: Salary Deferral and Matching Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee’s Compensation (check one):

		☐	For the entire Plan Year.

		☑	For the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

21.	Valuation Date(s): The Valuation Date(s) of the Plan shall be: (check one)

	☑	Daily: Each business day.

	☐	Monthly: The last business day of each month.

	☐	Quarterly: The last business day of the 3rd, 6th, 9th and 12th months of the Plan Year.

	☐	Semiannual: The last business day of the 6th and 12th months of the Plan Year.

☐
Annual: The Anniversary Date; provided, however, that if, during any three-month period ending on the 3rd, 6th, 9th, or 12th month of the Plan Year, the Service of more than 25% of the Employees who were Participants on the preceding Anniversary Date terminates, the last day of such three-month period shall be a Valuation Date for the purpose of the Plan.

22.	Predecessor and Affiliated Employers: (complete if applicable)

	22 (a)	☐ Service for purposes of eligibility and vesting in this Plan shall include service with the predecessor Employer listed on the attached Schedule 22(a).

	22 (b)	☑ The Employers listed on the attached Schedule 22(b) shall be deemed Affiliated Employers for the purpose of Section 2.10 of the Plan.
INVESTMENT

23.	Investment: (check one or more)

	☐	Trustee Discretion: The Trustee shall have complete discretion to invest the Trust Fund.

☑
Participant Direction in Options: Each Participant may direct the Trustee to invest his or her Accounts in Investment Options provided by the Trustee pursuant to the Trust Agreement. The Administrator intends to treat this Plan as being subject to ERISA Section 404(c).

	☐	Participant Discretion: Each Participant shall have complete discretion to invest his or her Accounts in the Trust Fund and may direct the Trustee accordingly.

☐
Investment Manager: The Trustee shall invest all or a portion of the Trust Fund pursuant to the directions of an Investment Manager selected from time to time by the Employer pursuant to the Trust Agreement.

24.	Employer Securities: (check if applicable)

☑
Employer Securities: (check if applicable) The Trustee is authorized and empowered to invest the Trust Fund primarily in Qualifying Employer Securities (“primarily” meaning the authority to invest, to acquire and to hold up to 100% of the Trust Fund in Qualifying Employer Securities). The Trustee shall exercise discretion on how to vote the stock.

LIMITATIONS

25.	Limitations on Allocations and Minimum Benefit:

The annual limitations set forth in Sections 5.8, 5.9 and 8.3 shall apply for all purposes of the Plan.
TOP-HEAVY PLAN

26.
Top-Heavy Provision: The Employer shall complete this Section if the Employer maintains one or more Qualified Defined Benefit Plans which have accrued benefits during the five-year period ending on the Determination Date. For purposes of establishing present value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality, interest and as of the Valuation Date as follows:

	☐	Interest rate: % ☐ Mortality table:

	☐	Valuation Date:

	☐	Not applicable. (Only if either (A) Plan covers only employees subject to a collective bargaining agreement or (B) Employer does not maintain and has never maintained any defined benefit plans.)

27.	Top Heavy Status: The Plan shall be subject to the Top-Heavy requirements of Article VIII of the Plan. (check one):

	☐	For each Plan Year, whether or not the Plan is a “Top-Heavy Plan.”

	☑	For each Plan Year, if any, for which the Plan is a “Top-Heavy Plan.”

28.	Top-Heavy Minimum Benefits for Employees Also Covered Under Another Plan of the Employer: (Complete only if the Plan is currently Top-Heavy)

(a)
If the Plan is Top-Heavy, the Employer shall describe the extent to which, if any, the Top-Heavy minimum benefit requirement of Code § 416(c) and Article VIII of the Plan shall be met in another plan as follows:

☐ If the other plan is a defined contribution plan, the Top-Heavy minimum contribution shall be satisfied under the plan described in section 28(b) below.

☐ If the other plan is a defined benefit plan, the Top-Heavy minimum contribution shall be satisfied as follows (check one):

☐ The defined benefit minimum shall be provided under the defined benefit plan described in section 28(b) below.

☐ The defined benefit minimum shall be provided under the defined benefit plan described in section 28(b) below and offset by benefits provided under this plan.

☐ The defined contribution minimum shown by a comparability analysis to be equal to the defined benefit minimum shall be provided under this plan.

☐ The defined contribution minimum equal to 5% of compensation shall be provided under this plan.

(b) Name of the other plan:

The minimum benefit that shall be provided under such other plan:

The Employees who shall receive the minimum benefit under such other plan:

SPONSOR
29.
Completeness: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan. The Sponsor shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. The name, address and telephone number of the Sponsor are:

Name:	Davis Graham & Stubbs LLP

Address:	1550 17th Street, #500
Denver, CO 80202

Telephone Number:	(303) 892-9400
RELIANCE
30.
Reliance on Opinion Letter: The Employer who adopts this Plan may rely on an opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code § 401 only to the extent provided in Rev. Proc. 2005-16.

The Employer may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of Code § 415 and 416 if it has ever maintained or later adopts any plan (including a welfare benefit fund, as defined in Code § 419(e), which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code § 419A(d)(3) or an individual medical account, as defined in Code § 415(1)(2)) in addition to this Plan.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Rev. Proc. 2005-16. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with DGS Prototype Defined Contribution Plan Basic Document No. 1 effective on or after January 1, 2002.
IN WITNESS WHEREOF, the Employer and the Affiliated Employer have executed this Adoption Agreement this                      ,    2009.

Employer: Westmoreland Coal Company

By:	/s/ Mary Hauck
Name: Mary Hauck
Title: Vice President of Human Resources

Affiliated Employer: Dakota Westmoreland Corporation

By:	/s/ Morris W. Kegley

Name: Morris W. Kegley
Title: Director

SCHEDULE 15(d)
PROTECTED IN-SERVICE WITHDRAWAL PROVISIONS
Upon a Participant’s attainment of age 59-1/2, the Participant may withdraw his or her Regular Matching Contributions made prior to July 1, 2009, Additional Discretionary Matching Contributions made prior to July 1, 2009 and True Up Matching Contributions made prior to July 1, 2009.
Any provision of the Plan that restricted or limited withdrawals, loans or other distributions, or otherwise required separate accounting with respect to any portion of a Participant’s Account immediately prior to April 1, 2001 and the elimination of which would adversely affect the qualification of the Plan under Section 401(a) of the Code shall continue in effect with respect to such portion of the Participant’s Account as if fully set forth in this amendment and restatement.
SCHEDULE 22(a)
PREDECESSOR EMPLOYERS
SCHEDULE 22(b)
AFFILIATED EMPLOYERS
Dakota Westmoreland Corporation

DGS PROTOTYPE DEFINED
CONTRIBUTION PLAN:
401(K) AND PROFIT SHARING PLAN
ADOPTION AGREEMENT #002
WESTMORELAND COAL COMPANY
AND SUBSIDIARIES
EMPLOYEES’ SAVINGS PLAN, PART III
ADOPTION AGREEMENT
1.	Name and Address of Employer:

Westmoreland Coal Company 2 North Cascade Avenue, 2nd Floor Colorado Springs, Colorado 80903

2.
Adoption of Plan: The Employer hereby adopts the Westmoreland Coal Company and Subsidiaries Employees’ Savings Plan, Part III (the “Plan”). The terms of the Plan are set forth in (a) this Adoption Agreement, and (b) the DGS Defined Contribution Plan Basic Document No. 1. The Plan defines the capitalized words in this Adoption Agreement.

3.
Nature of Business: The Employer is a X C corporation;                      S corporation;                      partnership;                      sole proprietorship; or                      limited liability company; and is engaged in the following business: coal production and mining.

4.	Identifying Numbers: Employer Identification No.: 23-1128670; Plan Serial No.: 001.

5.	Plan Year: The Plan Year of the Employer is the twelve-consecutive-month period ending on the last day of December.
6.	☐	New Plan and Trust and Effective Date: (check if applicable) This is a new Plan and Trust and is effective on , 20 . The initial Anniversary Date is the last day of 20 .
Note: The effective date of the 401(k) Plan can be no earlier than the first day of the Plan Year for which the Plan is adopted.
7.	☑
Amendment and Restatement of Prior Plan and Trust and Effective Date: (check if applicable) This is an Amendment and Restatement in its entirety of the Employer’s existing retirement plan and trust agreement, as heretofore amended (“Prior Plan”). The effective date of the Prior Plan was the first day of October, 1957. The effective date of this Amendment and Restatement is the later of the first day of the Plan Year beginning on or after January 1, 2002 or the effective date of the Prior Plan.

ELIGIBILITY
8.
Eligibility to Enter Plan: An Employee may enter the Plan as provided in Section 3.1 of the Plan on the Entry Date coinciding with or next following the date the Employee satisfies the requirements of (a), (b) and (c) below.

8(a)	Minimum Age:
(i)	☐	The Employee is years old (not greater than “21”).

(ii)	☑	No age requirement
8(b)	Years of Eligibility Service:
(i)	☐	The Employee has Year(s) of Service. (Enter not more than “one.”)

(ii)	☑	No Eligibility Service requirement

8(c)	Employee: In addition to the Employees excluded under Subsection 3.1(a) of the Plan, the following Employees are not eligible to participate in the Plan: (Choose (i) and (ii) as applicable)
(i)	☑	Leased Employees.

(ii)	☑	Classifications:
☐ Employees not regularly scheduled to work at least 1,000 Hours per year. Notwithstanding the foregoing, any Employee who completes at least 1,000 Hours of Service in an eligibility computation period shall be eligible to participate in the Plan.
☑ The Employee is ~~not~~ (A) a nonresident alien or (B) an employee other than an employee of Westmoreland Savage Corporation whose employment is governed by a collective bargaining agreement.
(Fill in with a job description such as “a salaried employee,” “an hourly-paid employee,” “an employee working in the Manufacturing division” or similar description or fill in with a job title such as “an officer,” “a department manager,” or “a sales associate” or similar job title. Do not enter age or service conditions. Do not enter conditions that could limit participation by Non-Highly Compensated Employees to those with the lowest amount of compensation and/or the shortest period of service and who may represent the minimum number of Non-Highly Compensated Employees necessary to satisfy the coverage test under Code § 410(b)).
9.	Entry Dates: The Employee shall enter the Plan on the Entry Date which is: (check one)
☑	Daily: Immediately upon the meeting of the eligibility requirements specified in Section 8 above.

☐	Monthly: The first day of each month.

☐	Semi-Annual: The first day of each Plan Year and the first day of the seventh month of each Plan Year.

☐	Quarterly: The first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year.

☐	Other: .

(Enter a date or dates that are no later than the earlier of the first day of the next Plan Year or six months after the Employee satisfies the conditions under Section 8 above).
10.	Method of Computing Years of Service: Years of Service shall be computed under: (check one)
☑	Hours of Service: The Hours of Service Method described in Section 3.3 of the Plan computed as follows: (check one)
☐	Actual Hours: An Employee shall be credited on the basis of actual hours for which the Employee is paid or is entitled to payment.

☐
Based on Days Worked: An Employee shall be credited with 10 Hours of Service per day if, under Section 3.5 of the Plan, such Employee would be credited with at least one Hour of Service during the day.

☐
Based on Weeks Worked: An Employee shall be credited with 45 Hours of Service per calendar week if, under Section 3.5 of the Plan, such Employee would be credited with at least one Hour of Service during the week.

☑
Based on Months Worked: An Employee shall be credited with 190 Hours of Service per calendar month if, under Section 3.5 of the Plan, such Employee would be credited with at least one Hour of Service during the month.

☐	Continuous Service: The Continuous Service Method described in Section 3.4 of the Plan.
EMPLOYEE SALARY DEFERRALS
11(a).	☑	Employee Salary Deferral: (check if applicable) A Participant shall be eligible to make the following Salary Deferrals:
(i)
Percentage or Dollar Amount: (fill in the blank) The Participant may enter into a written Salary Reduction Agreement with the Employer and agree to a Salary Deferral of from 1% up to 75% (no less than 75%) of Compensation or a dollar amount to be contributed each payroll or other payment period. The dollar amount shall not exceed the maximum percentage of Compensation specified and such Salary Deferral shall not exceed $15,000 in 2006, as increased for cost-of-living adjustments by law in later years.

☐	(check if applicable and fill in the blank) The Salary Deferral of a Participant who is a Highly Compensated Employee shall not exceed % of Compensation.
(ii)	Type of Deferral: The Participant may irrevocably elect in each Salary Reduction Agreement to make (check one):
☑	Only Pre-tax Salary Deferrals.

☐	Pre-tax Salary Deferrals and/or Roth Contributions if Roth Contributions are permitted under Subsection 12(b) below.
(iii)	Change in Election: A Participant may increase or decrease, on a prospective basis, his or her Salary Deferral percentage or dollar amount (check one):
☐	Payroll Period: As of the first day of each payroll period.

☐	Monthly: As of the first day of each month.

☐	Quarterly: As of the first day of each quarter of the calendar year.

☑	Other: As of any business day . (Specify, but must be at least once per Plan Year)
(iv)
Revocation of Election: A Participant may revoke, on a prospective basis, a Salary Reduction Agreement at any time upon prior notice to the Administrator but in such case may not file a new Salary Reduction Agreement until (check one):

☐	Payroll Period: As of the first day of each payroll period.

☐	Monthly: As of the first day of each month.

☐	Quarterly: As of the first day of each quarter of the calendar year.

☑	Other: As of any business day. (Specify, but must be at least once per Plan Year)
(v)	☑
Make-Up Contributions: (check if applicable) The Employer may allow Participants upon proper notice and approval to enter into a special Salary Reduction Agreement to make additional Salary Deferral in an amount up to 100% of their Compensation for the prospective payroll period(s) designated by the Employer so long as the maximum allowable Salary Deferral in (i) above is not exceeded.

11(b)	☑
Employee Catch-up Contributions: (check if applicable) A Participant who is eligible to make Salary Deferrals and who has attained age 50 before the close of the Plan Year shall be eligible to make Catch-up Contributions pursuant to Section 4.6 of the Plan.

11(c)	☐	Employee Negative Election Contributions: (check if applicable and fill in the blanks)

(i)
Percentage: If at the time that an Employee becomes an Eligible Participant, such Eligible Participant does not elect to reduce Compensation, Compensation shall be reduced by % (not to exceed 3%) for each payroll period in which the Employee is an Eligible Participant. The amount of such reduction shall be contributed to the Plan for the benefit of such Participant.

(ii)
Affirmative Election: Within a reasonable period ending no later than the date on which Compensation subject to the reduction becomes available to an Eligible Participant, such Participant may elect either (i) not to have Salary Deferral made on his or her behalf, or (ii) to have Salary Deferral made in a different percentage of Compensation or dollar amount. If the Eligible Participant elects to have Salary Deferral made in a different percent or dollar amount, such Participant may enter into a written Salary Reduction Agreement with the Employer and agree to a Salary Deferral of from % up to % of Compensation or a dollar amount to be contributed each payroll period. The dollar amount must not exceed the maximum percentage of Compensation specified and such Salary Deferral must not exceed $14,000, as increased for cost-of-living adjustments by law.

(iii)
No Affirmative Election: If an Eligible Participant makes no affirmative election, Salary Deferral shall continue to be made on such Participant’s behalf until the Participant elects to change or revoke such Salary Deferral.

Note: The term “Salary Deferrals” includes “Negative Election Contributions.” An Employer which elects to make Negative Election Contributions must satisfy the notice requirements described in Subsection 4.5(b) of the Plan.

EMPLOYEE AFTER-TAX CONTRIBUTIONS AND ROTH CONTRIBUTIONS
12(a)	Employee After-Tax Contributions: (check one)
☑
Employee Contributions: Participants may make voluntary, non-deductible, After-Tax Employee Contributions. A Participant’s After-Tax Employee Contributions for the Plan Year may not exceed 10% of his or her Compensation for the Plan Year.

☐
Frozen Employee Contributions: Participants may not currently make After-Tax Employee Contributions to the Plan. The Employer shall maintain After-Tax Employee Contributions Accounts for any previous contributions.

12(b)	Roth Contributions: (check if applicable)
☐
Employee Contributions: Participants may enter into a written Salary Reduction Agreement with the Employer to make voluntary, non-deductible, Roth Contributions effective                                          , 20     . (Enter a date on or after January 1, 2006) Roth Contributions shall be subject to the same percentage or dollar limits set forth in Subsection 11(a) above, which limitations apply to the combination of all Salary Deferrals and all Roth Contributions made in a Plan Year.

EMPLOYER CONTRIBUTIONS
13.	Employer Contributions:
13(a)
Salary Deferral Contributions, Roth Contributions and Catch-Up Contributions: For each Plan Year, the Employer shall contribute an amount equal to (i) the Salary Deferrals, Roth Contributions and Catch-Up Contributions set forth in the Salary Reduction Agreements entered into for such Plan Year or (ii) the Negative Elections. Any such contributions shall be allocated to the applicable Salary Deferral or Roth Contribution Account of each Participant entitled thereto shall be 100% vested in such Participant.

Note: The term “Salary Deferrals” includes for all purposes amounts contributed as Negative Elections. The term “Salary Deferrals” does not include Catch-Up Contributions for purposes of Matching Contributions, that is, Catch-Up Contributions shall not be matched under any provisions of this Plan with one exception. Catch-Up Contributions of Non-Highly Compensated Employees in a Safe Harbor CODA pursuant to Subsection 13(c) below shall be matched to the extent that such Employees would not otherwise receive their full Safe Harbor Matching Contributions.

13(b)	☐
Matching Contributions: (check if applicable) For each Plan Year, the Employer shall contribute to the Trust Fund the following contributions which shall be allocated to the Employer Contributions Account of each Participant entitled thereto and which shall be subject to the vesting schedule set forth in Section 17(b) below: (check one and fill in the blank)

(i)	☐	A Definite Percent: An amount equal to % of the Salary Deferrals.

(ii)	☐	A Definite Percent Limited to a Percent of Compensation: An amount equal to % of the Salary Deferrals that do not exceed % of each Participant’s Compensation.

(iii)	☐
A Definite Percent for Years of Service: An amount equal to the       % of Salary Deferrals as listed below opposite the Years of Service for such Participant as of the end of the Plan Year for which the contribution is made:

Completed	Percentage of
Years of Service	Salary Deferrals

☐	The Employer shall not match amounts provided in paragraphs (i), (ii) or (iii) above, above in excess of [$ ], or in excess of [ ] percent, of the participant’s Compensation.
(iv)	☐	Discretionary Match: (check if applicable) In proportion to each Participant’s Salary Deferral Contributions and Roth Contributions (but NOT Catch-Up Contributions).

(v)	☐	Limitation: (check if applicable and fill in the blank) Notwithstanding the above schedule, the Matching Contributions for a Participant shall not exceed ($ ) per Plan Year.
13(c)	☐
Safe Harbor CODA provisions of Section 4.13 of the Plan apply: (check if applicable) In lieu of Matching Contributions under Subsection 13(b) above, the Employer shall make the following contributions for the Plan Year to satisfy the ADP test: (select either (i), (ii) or both)

(i)	☐
Safe Harbor Nonelective Contributions: The Employer shall make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3% of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here:      %.

The Safe Harbor Nonelective Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.
- or -

(ii)	☐	Safe Harbor Matching Contributions: The Employer shall make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:

100% of the Employee’s Salary Deferrals that do not exceed 3% of the Employee’s Compensation for the Plan Year

-plus-

50% of the Employee’s Salary Deferrals that do not exceed the next 2% of the Employee’s Compensation for the Plan Year.

The Safe Harbor Matching Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(iii)	☐	Contributions to Another Plan: If checked, the ADP Test Safe Harbor Contributions shall be made to . (Insert name of Defined Contribution Plan of Employer.)
13(d)	☐
ACP Test Safe Harbor Matching Contributions: No additional Contributions are required in order to satisfy the requirements for a Safe Harbor CODA. However, if the Employer desires to make Matching Contributions other than the contributions made pursuant to Subsection 13(c) above and wants to satisfy the ACP test, then complete the following:

For the Plan Year, the Employer shall make ACP Test Safe Harbor Matching Contributions to the account of each Eligible Employee in the amount of: (elect one)
(i)	☐	% of the Employee’s Salary Deferrals that do not exceed 6% of the Employee’s Compensation for the Plan Year.

(ii)	☐
      % of the Employee’s Salary Deferrals that do not exceed       % of the Employee’s Compensation for the Plan Year plus       % of the Employee’s Salary Deferrals thereafter, but no Matching Contributions shall be made on Salary Deferrals that exceed 6% of Compensation. (The number inserted in the third blank cannot exceed the number inserted in the first blank.)

(iii)	☐
The Employee’s Salary Deferrals that do not exceed a percentage of the Employee’s Compensation for the Plan Year. Such percentage is determined by the Employer for the year but in no event can exceed 4% of the Employee’s Compensation.

The ACP Test Safe Harbor Matching Contributions shall be allocated to the Employer Contributions Accounts of each Participant entitled thereto and shall be subject to the vesting schedule set forth in Subsection 17(b) below.

13(e)	☑
Discretionary Qualified Matching Contributions: (check if applicable) For each Plan Year, the Employer may contribute Qualified Matching Contributions to the Trust Fund in an amount which the Employer may determine in its discretion. Each Plan Year for which the Employer makes Qualified Matching Contributions, the Employer shall specify in a written resolution whether or not such Contributions shall be limited to Non-Highly Compensated Participants. Any allocation shall be made in proportion to all of the Compensation of the eligible Participants.

The Qualified Matching Contributions shall be 100% vested and shall be allocated among the Qualified Contributions Accounts of either all the Participants determined under Section 3.2 of the Plan who made Salary Deferral Contributions for such Plan Year or only such Non-Highly Compensated Participants who made Salary Deferral Contributions for such Plan Year as determined by the Employer in its sole discretion for such Plan Year.

If the Employer does make such contributions to the Plan, then the amount of such contributions for each Plan Year shall be (check one):
(i)	☐	% (not to exceed 15%) of the Compensation of all Participants eligible to share in the allocation.

(ii)	☐	% of the net profits, but in no event more than [$] for any Plan Year.

(iii)	☑	An amount determined by the Employer.
13(f)	Contribution Period for Matching Contributions:
(i)
Matching Contributions: The Contribution Period for purposes of calculating the amount of Matching Contributions under Subsection 13(b), Safe Harbor Matching Contributions under Subsection 13(c) and the ACP Test Safe Harbor Matching Contributions under Subsection 13(d) is:

☐	Payroll Period: Each payroll period.

☑	Monthly: Each calendar month.

☐	Quarterly: Each Plan Year quarter.

☐	Annually: Each Plan Year.
(ii)	Other Matching Contributions: The Contribution Period for Discretionary Qualified Matching Contributions under Subsection 13(e) is the Plan Year.
13(g)
Eligibility for Matching Contributions: A Participant with Salary Deferrals during a Contribution Period shall only be entitled to receive Matching Contributions under Subsection 13(b) and Discretionary Qualified Matching Contributions under Subsection 13(e) for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es)):

Note: There are no requirements if Safe Harbor CODA provisions of Subsection 13(c) apply.
☐	Last Day of Contribution Period: The Participant is employed by the Employer on the last day of the Contribution Period.

☐	501 Hours: The Participant earned at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

☐	1,000 Hours: The Participant earned at least 1,000 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

☐
501 Hours or Last Day of the Year: The Participant either earned at least 501 Hours of Service during the Plan Year or was employed by the Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

☐
Exception: Even though the limitations above apply, the Participant shall not be required to satisfy the above requirements in the Plan Year in which Service terminates if such termination is due to death, disability or retirement. (check if applicable)

Note: An Employer that does not select a limitation must make contributions on behalf of all Participants with at least one Hour of Service during the Plan Year.
13(h)	☐
Discretionary Qualified Nonelective Contributions: (check if applicable) For each Plan Year, the Employer may contribute Qualified Nonelective Contributions to the Trust Fund in an amount which the Employer may determine to satisfy the ACP and ADP tests. The Qualified Nonelective Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Accounts of only Non-Highly Compensated Participants for such Plan Year. Any allocation shall be made in the ratio which each such Participant’s Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

Note: Use of this Qualified Nonelective Contribution correction method and use of the prior year data for the same testing year is NOT allowed.

13(i)	☐
Profit Sharing Employer Contributions: (check if applicable) For each Plan Year, the Employer may contribute to the Trust Fund an amount which the Employer determines in its discretion. The Contributions under this Subsection shall be allocated to the Employer Contributions Accounts of each Participant entitled thereto and shall be subject to the vesting schedule set forth in Subsection 17(a) below:

(i)	☐
Percent of Compensation: (check if applicable) In proportion to a percent of their Compensation as determined by the Employer for the portion of the Plan Year during which they were Participants regardless of whether such Participants made any Contributions.

(ii)*	☐
Integrated Allocation Formula: (check if applicable) (A)       % of each Participant’s Compensation plus (B)       % of each Participant’s Compensation in excess of the “integration level” as defined below. The percentage of Compensation in excess of the “integration level” must be equal to the lesser of the percentage of the Participant’s Compensation allocated under (A) above or the “permitted disparity limit” as defined in the box below.

“Integration Level” means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (C) or (D) below.
(C)	(not to exceed 100%) (check if applicable) of the Social Security taxable wage base for the Plan Year, or

(D)	$ (not to exceed the Social Security taxable wage base) (check if applicable).
“Permitted disparity limit” means the percentage provided by the following table wherein TWB means the Taxable Wage Base:

If the “Integration Level” is:		The “Permitted
MORE THAN	BUT:	Disparity Limit” is
• 0%	• NOT MORE THAN the greater of $10,000 or 20% of the TWB	5.7%

• The greater of $10,000 or 20% of the TWB	• NOT MORE THAN 80% of the TWB	4.3%

• 80% of the TWB	• LESS THAN 100% of the TWB	5.4%

• 100% of the TWB	• N/A	5.7%

*	Note: An Employer who maintains any other plan that provides for permitted disparity may NOT elect this option.
(iii)	☐	Cross-Tested Allocation Formula: (check if applicable) The Employer elects to allocate contributions pursuant to a cross-tested allocation under the following method: (check one)

	(A)	☐ Participant group allocation

Participants will be divided into the following groups (one or more) with the same allocation ratio (Specify groups by category of Participant, including both Highly Compensated Employees and Non-Highly Compensated Employees):

Note: The specific categories of Participants should be such that resulting allocations are provided in a definite predetermined formula that complies with Regulations § 1.401-1(b)(1)(ii). The number of allocation rates must not exceed the maximum allowable number of allocation rates. Highly Compensated Employees may each be in separate allocation groups. Eligible Non-Highly Compensated Employees must be grouped using allocation rates specified in Plan language. The grouping of eligible Non-Highly Compensated Employees must be done in a reasonable manner and should reflect a reasonable classification in accordance with Regulations § 1.410(b)-4(b). Also, standard interest rate and standard mortality table assumptions in accordance with Regulations § 1.401(a)(4)-12 must be used when testing the plan for satisfaction of nondiscrimination requirements. In the case of Self-employed individuals (i.e., sole proprietorships or partnerships), the requirements of Regulations § 1.401(k)-1(a)(6) continue to apply, and the allocation method should not be such that a cash or deferred election is created for a Self-employed individual as a result of application of the allocation method.

(B)	☐ Age weighted allocation

The following assumptions will be used to calculate the equivalent benefit accrual rate:

Pre-retirement mortality:

Post-retirement mortality:

Pre-retirement interest:

Post-retirement interest:

Note: Standard interest rate and standard mortality table assumptions in accordance with Regulations § 1.401(a)(4)-12 must be used when testing the plan for satisfaction of nondiscrimination requirements. A table of age-weighted factors (that comply with the previous sentence) may also be used.

(iv)	Limitations on Benefit Accrual for Profit Sharing Contributions: The Participant shall be eligible to share in any Profit Sharing Contributions for all Service in the Plan Year provided:
(A)	If the Hours of Service Method under Section 3.3 applies: (check if applicable)
☐	1,000 Hours: The Participant is credited with at least 1,000 Hours of Service, as described in Section 3.5 of the Plan, during the Plan Year.
☐	Exception: (check if applicable) This limitation shall not apply to accruals of Matching Contributions.
☐
Last Day: The Participant is an Employee on the last business day of the period for which the contribution is made (e.g., last business day of quarter for quarterly contribution, last business day of the Plan Year for annual contribution).

☐	Exception: (check if applicable) This limitation shall not apply to accruals of Matching Contributions.
(B)	If the Continuous Service Method under Section 3.4 applies: (check if applicable)
☐	First and Last Day: The Participant is credited with a Period of Service, as described in Section 3.4 of the Plan, encompassing the first and last business days of the Plan Year.
☐	Exception: (check if applicable) This limitation shall not apply to accruals of Matching Contributions.

(C)	Exception: Even though the limitations above apply: (check if applicable)
☐	The Participant shall not be required to satisfy the above requirements in the Plan Year in which Service terminates if such termination is due to death, disability or retirement.
(D)	Application: These limitations do not apply to Salary Reduction Contributions or Matching Contributions.

Note: An Employer that does not select a limitation must make contributions on behalf of all Participants with at least one Hour of Service during the Plan Year.
13(j)	Source of Employer Contributions: (check one)
☐
Profits Required: Any amount contributed under this Section 13 (other than under (a) above) shall not exceed Adjusted Net Income for such Plan Year and shall be adjusted and allocated on a pro rata basis to the appropriate accounts if such Adjusted Net Income is insufficient. Adjusted Net Income means the consolidated net income of the Employer computed in accordance with accounting principles regularly applied by the Employer on a basis consistent with prior Fiscal Years, but without taking into account (a) gains or losses from the sale or other disposition of real or depreciable personal property used in the Employer’s business; (b) items of income or loss classified as extraordinary, nonrecurring or nonoperating; (c) deductions for contributions under this Plan; and (d) federal, state and local taxes imposed on the Employer and measured by its income.

Note: If an Employer elects to make profits the source of all Employer contributions, then any make-up contributions must also be made out of profits.
☑	Profits Not Required: Any amount contributed under this Section 13 shall be determined without regard to Adjusted Net Income.
401(k) TESTING
14.	401(k) Testing: Note: This Section 14 only applies if the Safe Harbor CODA provisions of Subsection 13(c) do not apply.
14(a)	ADP/ACP Present Testing Method: The testing method for purpose of applying the “ADP” and “ACP” tests described in Sections 4.8 and 4.10 of the Plan shall be the (check one):
☑
Current Year Testing Method: (check if applicable) The ADP or ACP of Highly Compensated Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated Employees for the same Plan Year.

☐
Prior Year Testing Method: (check if applicable) The ADP or ACP of Highly Compensated Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated Employees for the immediately preceding Plan Year.

14(b)	☐
ADP/ACP Testing Methods Used in Prior Years: (check if applicable) For Plan Years prior to the effective date of this amendment, the “ADP” and “ACP” tests were applied using the testing methods shown in the ADP/ACP Testing Methods History Addendum to the Adoption Agreement. (Choose if there has been a change in the testing method used under the Plan.)

14(c)	☐	Initial Year Testing Method: (check if applicable) For the initial Plan Year of a new Plan, other than a successor plan, the ADP and ACP tests shall be applied (check one):
☐	(check if applicable) assuming a 3% ADP and ACP for Non-Highly Compensated Employees.

☐	(check if applicable) using the actual ADP and ACP of Non-Highly Compensated Employees for the initial Plan Year.

14(d)
HCE Determinations — Look Back Year: The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless the Employer elected otherwise below.

	☐	Calendar Year Determination: (check if applicable) The look back year shall be the calendar year beginning within the preceding Plan Year. (Do not elect if the Plan Year is the calendar year.)

☐
Prior Plan Years: (check if applicable) For the Plan Years prior to the effective date of this amendment, the Plan was operated in accordance with the look back year elections shown in the Special Effective Dates Addendum to the Adoption Agreement.

14(e)	☐
HCE Determinations — Top Paid Group: (check if applicable) Employees with Compensation exceeding $95,000 in 2005 (as indexed in later years) shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

☐
Prior Plan Years: (check if applicable) For Plan Years prior to the effective date of this amendment, the Plan was operated in accordance with the top paid group elections shown in the Special Effective Dates Addendum to the Adoption Agreement.

DISTRIBUTIONS AND ROLLOVERS
15.	Withdrawals and Loans: (cross out the word(s) in parentheses if not applicable)
15(a)
Withdrawals of Employer Contributions: (excluding Salary Reduction Contributions, Roth Contributions and Catch-Up Contributions): An Employee (~~may~~) (may not) withdraw Employer Contributions as set forth in Section 7.9 of the Plan.

15(b)	Hardship Withdrawals: An Employee (may) (~~may not~~) withdraw from his Account for hardship pursuant to Section 7.11 of the Plan.

15(c)	Loans: An Employee (may) (~~may not~~) borrow from his Account as set forth in Section 7.13 of the Plan.
15(d)	☑
Protected In-Service Withdrawal Provisions: Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

☐	An in-service withdrawal of vested employer contributions maintained in a Participant’s Account (check below):
☐	For at least _____ (24 or more) months.

☐	After the Participant has at least 60 months of participation.
☑
Another in-service withdrawal option that is a “protected benefit” under Code Section 411(d)(6). Complete a Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the in- service withdrawal option(s).

16.	Form of Distributions: Subject to Article VII, distributions under the Plan shall be paid as: (check the appropriate box(es) with respect to optional forms):
16(a)	Lump Sum Payments: Lump sum payments are available under the Plan.

16(b)	Installment Payments: Installment payments are available under the Plan.
16(c)
☐ Protected Benefit Forms Pursuant to Merger, Asset or Stock Acquisition: A transfer of assets to the Plan in connection with an asset or stock acquisition, merger, or other similar transaction involving a change in Employer of the Employees may result in the reduction or elimination of Code § 411(d)(6) protected benefits available under the prior plan as set forth in Section 12.10 of the Plan.

16(d)
☐ Protected Benefit Forms: (check if applicable) Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable in any other form. Complete a Protected Benefit Forms Addendum describing each protected benefit and the class of Participants whose Accounts are subject to distribution in the protected benefit form.

16(e)	Rollovers from other Plans:
(i)	Direct Rollovers: The Plan shall accept a direct rollover of an eligible rollover distribution from: (check each that applies)
☐	no plan, annuity contract or individual retirement account or annuity.

☐	a qualified plan described in Code §§ 401(a) or 403(a), excluding After-Tax Contributions.

☑	a qualified plan described in Code §§ 401(a) or 403(a), including After-Tax Contributions.

☑	an annuity contract described in Code § 403(b), excluding After-Tax Contributions.

☑	an eligible plan under Code § 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.
(ii)	Participant Rollover Contributions: The Plan shall accept a Participant contribution of an eligible rollover distribution from: (check each that applies)
☐	no plan, annuity contract or individual retirement account or annuity.

☑	a qualified plan described in Code §§ 401(a) or 403(a).

☑	an annuity contract described in Code § 403(b).

☑	an eligible plan under Code § 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

☐	an individual retirement account or annuity described in Code §§ 408(a) or 408(b).
16(f)
Involuntary Cash Outs and Automatic Rollovers: The following election only applies to the involuntary distribution of Participant Accounts when the Participant’s Service terminates for reasons other than death and the date of distribution is prior to the later of the date when the Participant attains age 62 or Normal Retirement Age. (check one)

(i)	☑ Involuntary Cash Outs Available for Accounts of $5,000 or Less:

(A)
Automatic Rollovers: $1,001 to $5,000. If a terminated Participant fails to elect a distribution or a direct rollover of his or her Account which is greater than $1,000 but is $5,000 or less, the Plan Administrator shall cash out the Account and distribute it to an individual retirement plan which the Plan Administrator creates for the benefit of such Participant in accordance with IRS rules and regulations. No cash outs of Accounts of $5,000 or above shall be permitted without the Participant’s consent; and

(B)
No Automatic Rollovers: $1,000 or Less. If a terminated Participant fails to elect a distribution or direct rollover of his or her Account which is $1,000 or less, the Plan Administrator shall cash out the Account but shall not create an individual retirement plan for the Participant.

- or -

(ii)	☐ Involuntary Cash Outs Limited to Accounts of $1,000 or Less:

(A)
No Automatic Rollovers: $1,000 or Less. If a terminated Participant fails to elect a distribution or direct rollover of his or her Account which is $1,000 or less, the Plan Administrator shall cash out the Account but shall not create an individual retirement plan for the Participant; and

(B)	No Other Cash Outs: No cash outs of Accounts above $1,000 shall be permitted without the Participant’s consent.
(iii)	Treatment of Rollovers in the Application of Involuntary Cash-Out Provisions: (cross out the word(s) in parentheses if not applicable)

The Employer (~~shall~~) (shall not) include rollover contributions when determining the value of the Participant’s nonforfeitable Account balance for purposes of the Plan’s involuntary cash-out rules. However, for purposes of determining the $1,000 threshold in Subsection 16(f) immediately below the nonforfeitable Account balance shall include any rollover contributions (and earnings thereon).

16(g)
☑ Direct Rollovers of Roth Contributions: (check if applicable) The Plan will NOT accept a direct rollover from another Roth Contribution Account under an applicable retirement plan described in Code § 402A(e)(1).

Note: If the above option is not checked, the Plan will accept a direct rollover of a Roth Contribution Account from a Roth Contribution Account in another Plan.
VESTING
17.
Vesting of Employer Contributions: Amounts credited to a Participant’s Salary Deferral Account, Roth Contribution Account, After-Tax Contributions Account, Qualified Contributions Account, Deductible Account, Loan Account and Rollover Account shall always be 100% vested and non-forfeitable.

17(a)
Schedule of Vesting for Employer Profit Sharing Contributions: For Plan Years beginning before January 1, 2007, amounts credited to a Participant’s Employer Profit Sharing Contributions Account shall become non-forfeitable in accordance with the Schedule of Vesting immediately following. The Participant’s Years of Vesting Service shall be computed as provided in Section 6.4 of the Plan excluding all years described in Subsection 17(d) of this Adoption Agreement. The Schedule of Vesting must provide for non-forfeitability no less favorable than: (i) 100% after five or more Years of Vesting Service; or (ii) 20% with three Years of Vesting Service and 20% for each of the next four Years of Vesting Service. The Schedule of Vesting shall be: (select a column)

			III
			☑
			Non-Forfeitable Percentage of
			Account must be at least as
			favorable as either the entire
			column I or the entire column II
Years of Vesting	I	II	for each year without switching
Service	☐	☐	between the columns.
Less than 1 Year	0	0	0%

1 Year	0	0	50%

2 Years	0	0	100%

3 Years	20	0	100%

4 Years	40	0	100%

5 Years	60	100	100%

6 Years	80	100	100%

7 Years	100	100	100%

The Schedule of Vesting for Employer Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007 is set forth in 17(b) immediately below.

17(b)
Schedule of Vesting for Matching Contributions for Plan Years beginning on and after January 1, 2002 and, for Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007: The Schedule of Vesting for Employer Matching Contributions for Plan Years beginning on and after January 1, 2002 and, for Employer Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007, must provide for non-forfeitability no less favorable than (i) 100% after three or more years of vesting service; or (ii) 20% with two years of vesting service and 20% for each of the next four years of Vesting Service. The Schedule of Vesting shall be: (select a column)

			III
			☑
			Non-Forfeitable Percentage of
			Account must be at least as
			favorable as either the entire
			column I or the entire column II
Years of Vesting	I	II	for each year without switching
Service	☐	☐	between the columns.
Less than 1 Year	0	0	0%

1 Year	0	0	50%

2 Years	20	0	100%

3 Years	40	100	100%

4 Years	60	100	100%

5 Years	80	100	100%

6 Years	100	100	100%

Note: An Employee must have at least one Hour of Service after December 31, 2006 for the 17(b) Schedule of Vesting to apply to Employer Profit Sharing Contributions.

17(c)	Top Heavy Plan: For any Plan Year in which the Plan is a Top-Heavy Plan and for any Plan Year thereafter, the Schedule of Vesting shall be the same as the Schedule set forth in 17(b).

17(d)	Exclusion from Years of Vesting Service: Notwithstanding the provisions of the Plan, an Employee shall not receive credit for a Year of Vesting Service: (check if applicable)
☐	Effective Date: Prior to the beginning of the Plan Year in which the Effective Date of the Plan occurred or, if earlier, the effective date of a predecessor plan occurred.

☐	18th Birthday: Prior to the beginning of the Plan Year in which the Employee attained his 18th birthday, provided he was not then a Participant.
18.	Forfeitures: (check one)
☐
No Reduction: Forfeitures shall not reduce Employer Contributions but shall be allocated in the same manner as Matching Contributions under Subsection 13(b) or, if none, in proportion to all of the Compensation of the Participants determined under Section 3.2 of the Plan for the portion of the Plan Year during which they were Participants. Forfeitures shall be subject to the same limitations as Employer Contributions.

☑	Reduction: Forfeitures shall reduce Employer Contributions; provided, however, that Excess Aggregate Contributions shall not reduce Matching Contributions.

DEFINITIONS
19.
Normal Retirement Age: The normal retirement age shall be the later of (a) 65 (not earlier than “55” nor later than “65”) or (b) the fifth anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan. Notwithstanding the vesting schedule elected by the Employer in 17, an Employee is fully vested in his or her account balance upon the attainment of Normal Retirement Age.

20.	Compensation:
20 (a)	Amount: Compensation for any Plan Year shall mean all of each Participant’s: (check one)
☐	Wages, tips, and other compensation as reported on Form W-2.

☐
Wages, tips, and other compensation as reported on Form W-2 plus elective or salary deferral contributions to a cafeteria plan, transportation plan, cash or deferred arrangement or tax-sheltered annuity.

☐	Code § 3401(a) wages.

☑	Code § 415 safe-harbor compensation.
20(b)	Deemed Compensation: (check one)
☐	Deemed Code § 125 compensation is included for purposes of the definition of compensation.

☑	Deemed Code § 125 compensation is excluded for purposes of the definition of compensation.
20(c)	Modification: Compensation for any Plan Year shall be that amount in (a) above, excluding the following: (check if applicable)
☐	Overtime.

☐	Bonuses.

☐	Commissions.

☑	Stock Options. The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

☐	Severance Pay.

☑	Other extraordinary remuneration (fill in the blank) expense allowances, fringe benefits, moving expenses, deferred compensation and welfare benefits .

Note: If the Employer excludes any of the above with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code § 414(s) or 401(a)(4). These exclusions do not apply for purposes of the “Top Heavy” requirements, allocating Safe Harbor Matching Employer Contributions or allocating Safe Harbor Nonelective Employer Contributions.

20(d)
Compensation for the First Year of Participation: Salary Deferral and Matching Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee’s Compensation (check one):

☐	For the entire Plan Year.

☑	For the portion of the Plan Year in which the Employee is eligible to participate in the Plan.
21.	Valuation Date(s): The Valuation Date(s) of the Plan shall be: (check one)
☑	Daily: Each business day.

☐	Monthly: The last business day of each month.

☐	Quarterly: The last business day of the 3rd, 6th, 9th and 12th months of the Plan Year.

☐	Semiannual: The last business day of the 6th and 12th months of the Plan Year.

☐
Annual: The Anniversary Date; provided, however, that if, during any three-month period ending on the 3rd, 6th, 9th, or 12th month of the Plan Year, the Service of more than 25% of the Employees who were Participants on the preceding Anniversary Date terminates, the last day of such three-month period shall be a Valuation Date for the purpose of the Plan.

22.	Predecessor and Affiliated Employers: (complete if applicable)
22 (a)	☐	Service for purposes of eligibility and vesting in this Plan shall include service with the predecessor Employer listed on the attached Schedule 22(a).

22 (b)	☑	The Employers listed on the attached Schedule 22(b) shall be deemed Affiliated Employers for the purpose of Section 2.10 of the Plan.
INVESTMENT
23.	Investment: (check one or more)
☐	Trustee Discretion: The Trustee shall have complete discretion to invest the Trust Fund.

☑
Participant Direction in Options: Each Participant may direct the Trustee to invest his or her Accounts in Investment Options provided by the Trustee pursuant to the Trust Agreement. The Administrator intends to treat this Plan as being subject to ERISA Section 404(c).

☐	Participant Discretion: Each Participant shall have complete discretion to invest his or her Accounts in the Trust Fund and may direct the Trustee accordingly.

☐
Investment Manager: The Trustee shall invest all or a portion of the Trust Fund pursuant to the directions of an Investment Manager selected from time to time by the Employer pursuant to the Trust Agreement.

24.	Employer Securities: (check if applicable)
☑
Employer Securities: (check if applicable) The Trustee is authorized and empowered to invest the Trust Fund primarily in Qualifying Employer Securities (“primarily” meaning the authority to invest, to acquire and to hold up to 100% of the Trust Fund in Qualifying Employer Securities). The Trustee shall exercise discretion on how to vote the stock.

LIMITATIONS
25.	Limitations on Allocations and Minimum Benefit

The annual limitations set forth in Sections 5.8, 5.9 and 8.3 shall apply for all purposes of the Plan.
TOP-HEAVY PLAN
26.
Top-Heavy Provision: The Employer shall complete this Section if the Employer maintains one or more Qualified Defined Benefit Plans which have accrued benefits during the five-year period ending on the Determination Date. For purposes of establishing present value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality, interest and as of the Valuation Date as follows:

☐	Interest rate: % ☐ Mortality table:

☐	Valuation Date:

☐	Not applicable. (Only if either (A) Plan covers only employees subject to a collective bargaining agreement or (B) Employer does not maintain and has never maintained any defined benefit plans.)

27.	Top Heavy Status: The Plan shall be subject to the Top-Heavy requirements of Article VIII of the Plan. (check one):
☐	For each Plan Year, whether or not the Plan is a “Top-Heavy Plan.”

☑	For each Plan Year, if any, for which the Plan is a “Top-Heavy Plan.”
28.	Top-Heavy Minimum Benefits for Employees Also Covered Under Another Plan of the Employer: (Complete only if the Plan is currently Top-Heavy)
(a)
If the Plan is Top-Heavy, the Employer shall describe the extent to which, if any, the Top-Heavy minimum benefit requirement of Code § 416(c) and Article VIII of the Plan shall be met in another plan as follows:

☐	If the other plan is a defined contribution plan, the Top-Heavy minimum contribution shall be satisfied under the plan described in section 28(b) below.

☐	If the other plan is a defined benefit plan, the Top-Heavy minimum contribution shall be satisfied as follows (check one):
☐	The defined benefit minimum shall be provided under the defined benefit plan described in section 28(b) below.

☐	The defined benefit minimum shall be provided under the defined benefit plan described in section 28(b) below and offset by benefits provided under this plan.

☐	The defined contribution minimum shown by a comparability analysis to be equal to the defined benefit minimum shall be provided under this plan.

☐	The defined contribution minimum equal to 5% of compensation shall be provided under this plan.
(b)	Name of the other plan:

The minimum benefit that shall be provided under such other plan:

The Employees who shall receive the minimum benefit under such other plan:

SPONSOR
29.
Completeness: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan. The Sponsor shall inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. The name, address and telephone number of the Sponsor are:

Name:	Davis Graham & Stubbs LLP

Address:	1550 17th Street, #500
Denver, CO 80202

Telephone Number:	(303) 892-9400
RELIANCE
30.
Reliance on Opinion Letter: The Employer who adopts this Plan may rely on an opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code § 401 only to the extent provided in Rev. Proc. 2005-16.

The Employer may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of Code § 415 and 416 if it has ever maintained or later adopts any plan (including a welfare benefit fund, as defined in Code § 419(e), which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code § 419A(d)(3) or an individual medical account, as defined in Code § 415(1)(2)) in addition to this Plan.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Rev. Proc. 2005-16. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with DGS Prototype Defined Contribution Plan Basic Document No. 1 effective on or after January 1, 2002.
IN WITNESS WHEREOF, the Employer and Affiliated Employer have executed this Adoption Agreement this                     , 2009.

Employer: Westmoreland Coal Company
By:	/s/ Mary Hauck
	Name:	Mary Hauck
	Title:	Vice President of Human Resources

Affiliated Employer: Westmoreland Savage Company
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

SCHEDULE 15(d)
PROTECTED IN-SERVICE WITHDRAWAL PROVISIONS
Upon a Participant’s attainment of age 59-1/2, the Participant may withdraw his or her Regular Matching Contributions made prior to July 1, 2009, Additional Discretionary Matching Contributions made prior to July 1, 2009 and True Up Matching Contributions made prior to July 1, 2009.
Any provision of the Plan that restricted or limited withdrawals, loans or other distributions, or otherwise required separate accounting with respect to any portion of a Participant’s Account immediately prior to April 1, 2001 and the elimination of which would adversely affect the qualification of the Plan under Section 401(a) of the Code shall continue in effect with respect to such portion of the Participant’s Account as if fully set forth in this amendment and restatement.
SCHEDULE 22(a)
PREDECESSOR EMPLOYERS
SCHEDULE 22(b)
AFFILIATED EMPLOYERS
Westmoreland Savage Corporation

FIRST AMENDMENT TO THE WESTMORELAND COAL COMPANY AND SUBSIDIARIES EMPLOYEES’
SAVINGS PLAN, PART I ADOPTION AGREEMENT
.1	☑	The Employer elects the special effective dates in Appendix A as attached.

.2		The Adoption Agreement is amended by the addition of the following Section 11(c)A, effective for Plan Years beginning after December 31, 2007:
“11(c)A	☑ Automatic Contribution Arrangement: (check if applicable and fill in the blanks)
(i)
Percentage: If at the time that an Employee becomes an Eligible Participant, such Eligible Participant does not elect to reduce Compensation, Compensation shall be reduced by    3% (at least 3% but no more than 10%) for each payroll period in which the Employee is an Eligible Participant. The amount of such reduction shall be contributed to the Plan for the benefit of such Participant.

(ii)
Affirmative Election: Within a reasonable period ending no later than the date on which Compensation subject to the reduction becomes available to an Eligible Participant, such Participant may elect either (A) not to have Salary Deferral made on his or her behalf, or (B) to have Salary Deferral made in a different percentage of Compensation or dollar amount. If the Eligible Participant elects to have Salary Deferral made in a different percent or dollar amount, such Participant may enter into a written Salary Reduction Agreement with the Employer and agree to a Salary Deferral of from     1  % up to     75  % of Compensation or a dollar amount to be contributed each payroll period. The dollar amount must not exceed the maximum percentage of Compensation specified and such Salary Deferral must not exceed $16,500, as increased for cost-of-living adjustments by law.

(iii)
Scheduled Increases: If an Eligible Participant makes no affirmative election, Salary Deferral shall continue to be made on such Eligible Participant’s behalf until the Eligible Participant elects to change or revoke such Salary Deferral. Salary Deferral shall increase (as a percentage of Compensation) in Plan Years following the Plan Year containing the date when an Employee becomes an Eligible Participant (or, if later, the Plan Year in which the first Negative Election Contribution is made to the Eligible Participant’s Account) as follows:

	I	II
	☑	☐
	Minimum	Percent of Compensation
	Percent of	Contributed as Salary
	Compensation	Deferral must be at least as
Plan Year	Contributed	favorable as column I
Year when participation commences	3		%
2nd Year	4		%
3rd Year	5		%
4th Year	6		%

Note: The term “Salary Deferrals” includes Participant contributions pursuant to an “Automatic Contribution Arrangement.” An Employer which elects to make Automatic Contribution Arrangements must satisfy the notice requirements described in Subsection 4.6(b)A of the Plan.

☑	The election under this Subsection shall apply on and after May 1, 2007 (Enter a date after December 31, 2007).”

.3	The 401(k) Adoption Agreement is amended by substituting the following Section 13(c) in its entirety for the current Section 13(c), effective for Plan Years beginning after December 31, 2007:
“13(c)	☑
Safe Harbor CODA provisions of Section 4.13 of the Plan apply: (check if applicable) In lieu of Matching Contributions under Subsection 13(b) above, the Employer shall make the following contributions for the Plan Year to satisfy the ADP test: (select one or more of the following)

(i)	☐
Safe Harbor Nonelective Contributions: The Employer shall make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3% of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here:                     %.

The Safe Harbor Nonelective Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(ii)	☐
PPA Safe Harbor Nonelective Contributions: The Employer shall make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3% of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here:                     %.

The Safe Harbor Nonelective Contributions shall become vested in accordance with the Employer’s election under Subsection 17(b)A and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(iii)	☐	Safe Harbor Matching Contributions: The Employer shall make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:

100% of the Employee’s Salary Deferrals that do not exceed 3% of the Employee’s Compensation for the Plan Year
-plus-
50% of the Employee’s Salary Deferrals that do not exceed the next 2% of the Employee’s Compensation for the Plan Year.

The Safe Harbor Matching Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(iv)	☑	PPA Safe Harbor Matching Contributions: The Employer shall make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:

100% of the Employee’s Salary Deferrals that do not exceed 6% of the Employee’s Compensation for the Plan Year

The Safe Harbor Nonelective Contributions shall become vested in accordance with the Employer’s election under Subsection 17(b)A and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(v)	☐	Contributions to Another Plan: If checked, the ADP Test Safe Harbor Contributions shall be made to .
(Insert name of Defined Contribution Plan of Employer.)
☑	The election under this Subsection shall apply on and after July 1, 2009 (Enter a date).”

.4	The 401(k) Adoption Agreement is amended by the addition of the following Section 13(f)A, effective for Plan Years beginning after January 1, 2002:
“13(f)A
Matching Contribution True-Up: If the Contribution Period for purposes of calculating Matching Contributions under Subsection 13(b), Safe Harbor Matching Contributions under Subsection 13(c) and ACP Test Safe Harbor Matching Contributions under Subsection 13(d) is more frequently than annually, the Employer may, in its discretion, true-up the amount of such Matching Contributions to the Plan in an amount equal to the difference between the Matching Contributions that would have been made based on Participant Compensation and Salary Deferrals during the Plan Year and the Matching Contributions actually made to the Participant’s Account during the Plan Year, unless the Employer elects otherwise below. Any such Matching Contribution true-up shall be made annually.

☑
Nonelective Matching Contribution True-Up: The Employer shall true-up the amount of Matching Contributions to the Plan in an amount equal to the difference between the Matching Contributions that would have been made based on Participant Compensation and Salary Deferrals during the Plan Year and the Matching Contributions actually made to the Participant’s Account during the Plan Year. Such Matching Contribution true-up shall be made annually.

☑	The election under this Subsection shall apply on and after January 1, 2009 (Enter a date on or after January 1, 2002).”
.5	The 401(k) Adoption Agreement is amended by the addition of the following Section 13(i)A, effective for Plan Years beginning after January 1, 2002:
“13(i)A	☑
Nonelective Percent of Compensation: (check and fill in blanks if applicable) In proportion to 2 % of their compensation as determined by the Employer for the portion of the Plan Year during which they were Participants regardless of whether such Participants made any Contributions, provided that the Participant performed at least 15 Years of Service on or before December 31, 2009 (Enter a date).

	☑	The election under this Subsection shall apply on and after July 1, 2009 (Enter a date).”
.6	The 401(k) Adoption Agreement is amended by the addition of the following Section 17(a)A, effective for Plan Years beginning after December 31, 2006:
“17(a)A
Schedule of Vesting for Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007: The Schedule of Vesting for Employer Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007, must provide for non-forfeitability no less favorable than (i) 100% after three or more years of vesting service; or (ii) 20% with two years of vesting service and 20% for each of the next four years of Vesting Service. The Schedule of Vesting shall be: (select a column)

			III
			☑
			Non-Forfeitable Percentage of
			Account must be at least as
			favorable as either the entire
			column I or the entire column II
Years of Vesting	I	II	for each year without switching
Service	☐	☐	between the columns.
Less than 1 Year	0	0	100%
1 Year	0	0	100%
2 Years	20	0	100%
3 Years	40	100	100%
4 Years	60	100	100%
5 Years	80	100	100%
6 Years	100	100	100%
☑	The election under this Subsection shall apply on and after July 1, 2009 (Enter a date on or after January 1, 2007).”

.7	The 401(k) Adoption Agreement is amended by the addition of the following Section 17(b)A, effective for Plan Years beginning after December 31, 2007:
“17(b)
A Schedule of Vesting for PPA Safe Harbor Contributions: PPA Safe Harbor Contributions credited to a Participant’s Account shall become non-forfeitable in accordance with the Schedule of Vesting immediately following. The Participant’s Years of Vesting Service shall be computed as provided in Section 6.4 of the Plan excluding all years described in Subsection 17(d) of this Adoption Agreement. The Schedule of Vesting must provide for non-forfeitability no less favorable than 100% after two or more Years of Vesting Service. The Schedule of Vesting shall be: (select a column)

		II
		☑
		Non-Forfeitable Percentage of
Years of Vesting	I	Account must be at least as
Service	☐	favorable as column I
Less than 1 Year	0	0%
1 Year	0	50%
2 Years	100	100%
☑	The election under this Subsection shall apply on and after July 1, 2009 (Enter a date after December 31, 2007).”
IN WITNESS WHEREOF, the Employer has executed this Amendment to the Adoption Agreement this                      day of                     , 20  _____, effective as of the date set forth herein.

Employer: Westmoreland Coal Company
By:	/s/ Mary Hauck
	Name:	Mary Hauck
	Title:	Vice President of Human Resources

Affiliated Employer: Westmoreland Energy, LLC
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Westmoreland Resources, Inc.
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Westmoreland Coal Sales Company, Inc.
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Dakota Westmoreland Corporation
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Western Energy Company
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Westmoreland Mining LLC
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Texas Westmoreland Coal Co.
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

Affiliated Employer: Westmoreland Savage Corporation
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

FIRST AMENDMENT TO THE WESTMORELAND COAL COMPANY
AND SUBSIDIARIES EMPLOYEES’ SAVINGS PLAN, PART II ADOPTION AGREEMENT
.1	☑	The Employer elects the special effective dates in Appendix A as attached.

.2		The Adoption Agreement is amended by the addition of the following Section 11(c)A, effective for Plan Years beginning after December 31, 2007:
“11(c)A	☑ Automatic Contribution Arrangement: (check if applicable and fill in the blanks)
(i)
Percentage: If at the time that an Employee becomes an Eligible Participant, such Eligible Participant does not elect to reduce Compensation, Compensation shall be reduced by    3% (at least 3% but no more than 10%) for each payroll period in which the Employee is an Eligible Participant. The amount of such reduction shall be contributed to the Plan for the benefit of such Participant.

(ii)
Affirmative Election: Within a reasonable period ending no later than the date on which Compensation subject to the reduction becomes available to an Eligible Participant, such Participant may elect either (A) not to have Salary Deferral made on his or her behalf, or (B) to have Salary Deferral made in a different percentage of Compensation or dollar amount. If the Eligible Participant elects to have Salary Deferral made in a different percent or dollar amount, such Participant may enter into a written Salary Reduction Agreement with the Employer and agree to a Salary Deferral of from 1% up to 75% of Compensation or a dollar amount to be contributed each payroll period. The dollar amount must not exceed the maximum percentage of Compensation specified and such Salary Deferral must not exceed $16,500, as increased for cost-of-living adjustments by law.

(iii)
Scheduled Increases: If an Eligible Participant makes no affirmative election, Salary Deferral shall continue to be made on such Eligible Participant’s behalf until the Eligible Participant elects to change or revoke such Salary Deferral. Salary Deferral shall increase (as a percentage of Compensation) in Plan Years following the Plan Year containing the date when an Employee becomes an Eligible Participant (or, if later, the Plan Year in which the first Negative Election Contribution is made to the Eligible Participant’s Account) as follows:

	I	II
	☑	☐
	Minimum	Percent of Compensation
	Percent of	Contributed as Salary
	Compensation	Deferral must be at least as
Plan Year	Contributed	favorable as column I
Year when participation commences	3	_________	%
2nd Year	4	_________	%
3rd Year	5	_________	%
4th Year	6	_________	%

Note: The term “Salary Deferrals” includes Participant contributions pursuant to an “Automatic Contribution Arrangement.” An Employer which elects to make Automatic Contribution Arrangements must satisfy the notice requirements described in Subsection 4.6(b)A of the Plan.

☑	The election under this Subsection shall apply on and after May 1, 2007 (Enter a date after December 31, 2007).”

.3	The 401(k) Adoption Agreement is amended by substituting the following Section 13(c) in its entirety for the current Section 13(c), effective for Plan Years beginning after December 31, 2007:
“13(c)	☐
Safe Harbor CODA provisions of Section 4.13 of the Plan apply: (check if applicable) In lieu of Matching Contributions under Subsection 13(b) above, the Employer shall make the following contributions for the Plan Year to satisfy the ADP test: (select one or more of the following)

(i)	☐
Safe Harbor Nonelective Contributions: The Employer shall make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3% of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here:                     %.

The Safe Harbor Nonelective Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(ii)	☐
PPA Safe Harbor Nonelective Contributions: The Employer shall make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3% of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here:                     %.

The Safe Harbor Nonelective Contributions shall become vested in accordance with the Employer’s election under Subsection 17(b)A and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(iii)	☐	Safe Harbor Matching Contributions: The Employer shall make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:

100% of the Employee’s Salary Deferrals that do not exceed 3% of the Employee’s Compensation for the Plan Year
-plus-
50% of the Employee’s Salary Deferrals that do not exceed the next 2% of the Employee’s Compensation for the Plan Year.

The Safe Harbor Matching Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(iv)	☐	PPA Safe Harbor Matching Contributions: The Employer shall make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:

100% of the Employee’s Salary Deferrals that do not exceed 1% of the Employee’s Compensation for the Plan Year
-plus-
50% of the Employee’s Salary Deferrals that do not exceed the next 5% of the Employee’s Compensation for the Plan Year.

The Safe Harbor Nonelective Contributions shall become vested in accordance with the Employer’s election under Subsection 17(b)A and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(v)	☐	Contributions to Another Plan: If checked, the ADP Test Safe Harbor Contributions shall be made to .
(Insert name of Defined Contribution Plan of Employer.)
☐	The election under this Subsection shall apply on and after______ (Enter a date).”

.4	The 401(k) Adoption Agreement is amended by the addition of the following Section 13(f)A, effective for Plan Years beginning after January 1, 2002:
“13(f)A
Matching Contribution True-Up: If the Contribution Period for purposes of calculating Matching Contributions under Subsection 13(b), Safe Harbor Matching Contributions under Subsection 13(c) and ACP Test Safe Harbor Matching Contributions under Subsection 13(d) is more frequently than annually, the Employer may, in its discretion, true-up the amount of such Matching Contributions to the Plan in an amount equal to the difference between the Matching Contributions that would have been made based on Participant Compensation and Salary Deferrals during the Plan Year and the Matching Contributions actually made to the Participant’s Account during the Plan Year, unless the Employer elects otherwise below. Any such Matching Contribution true-up shall be made annually.

☑
Nonelective Matching Contribution True-Up: The Employer shall true-up the amount of Matching Contributions to the Plan in an amount equal to the difference between the Matching Contributions that would have been made based on Participant Compensation and Salary Deferrals during the Plan Year and the Matching Contributions actually made to the Participant’s Account during the Plan Year. Such Matching Contribution true-up shall be made annually.

☐	The election under this Subsection shall apply on and after January 1, 2009 (Enter a date on or after January 1, 2002).”
.5	The 401(k) Adoption Agreement is amended by the addition of the following Section 13(i)A, effective for Plan Years beginning after January 1, 2002:
“13(i)A	☐
Nonelective Percent of Compensation: (check and fill in blanks if applicable) In proportion to                     % of their compensation as determined by the Employer for the portion of the Plan Year during which they were Participants regardless of whether such Participants made any Contributions, provided that the Participant performed at least                Years of Service on or before______ (Enter a date).

	☐	The election under this Subsection shall apply on and after______ (Enter a date).”
.6	The 401(k) Adoption Agreement is amended by the addition of the following Section 17(a)A, effective for Plan Years beginning after December 31, 2006:
“17(a)A
Schedule of Vesting for Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007: The Schedule of Vesting for Employer Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007, must provide for non-forfeitability no less favorable than (i) 100% after three or more years of vesting service; or (ii) 20% with two years of vesting service and 20% for each of the next four years of Vesting Service. The Schedule of Vesting shall be: (select a column)

			III
			☐
			Non-Forfeitable Percentage of
			Account must be at least as
			favorable as either the entire
			column I or the entire column II
Years of Vesting	I	II	for each year without switching
Service	☐	☐	between the columns.
Less than 1 Year	0	0	________	%
1 Year	0	0	________	%
2 Years	20	0	________	%
3 Years	40	100	________	%
4 Years	60	100	________	%
5 Years	80	100	________	%
6 Years	100	100	________	%
☐	The election under this Subsection shall apply on and after (Enter a date on or after January 1, 2007).”

.7	The 401(k) Adoption Agreement is amended by the addition of the following Section 17(b)A, effective for Plan Years beginning after December 31, 2007:
“17(b)A
Schedule of Vesting for PPA Safe Harbor Contributions: PPA Safe Harbor Contributions credited to a Participant’s Account shall become non-forfeitable in accordance with the Schedule of Vesting immediately following. The Participant’s Years of Vesting Service shall be computed as provided in Section 6.4 of the Plan excluding all years described in Subsection 17(d) of this Adoption Agreement. The Schedule of Vesting must provide for non-forfeitability no less favorable than 100% after two or more Years of Vesting Service. The Schedule of Vesting shall be: (select a column)

		II
		☐
		Non-Forfeitable Percentage of
Years of Vesting	I	Account must be at least as
Service	☐	favorable as column I
Less than 1 Year	0	________	%
1 Year	0	________	%
2 Years	100	________	%
☐	The election under this Subsection shall apply on and after (Enter a date after December 31, 2007).”
IN WITNESS WHEREOF, the Employer has executed this Amendment to the Adoption Agreement this                      day of                     , 20  _____, effective as of the date set forth herein.

Employer: Westmoreland Coal Company
By:	/s/ Mary Hauck
	Name:	Mary Hauck
	Title:	Vice President of Human Resources

Affiliated Employer: Dakota Westmoreland Corporation
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director

FIRST AMENDMENT TO THE WESTMORELAND COAL COMPANY
AND SUBSIDIARIES EMPLOYEES’ SAVINGS PLAN, PART III ADOPTION AGREEMENT
.1	☑	The Employer elects the special effective dates in Appendix A as attached.

.2		The Adoption Agreement is amended by the addition of the following Section 11(c)A, effective for Plan Years beginning after December 31, 2007:
“11(c)A	☑ Automatic Contribution Arrangement: (check if applicable and fill in the blanks)
(i)
Percentage: If at the time that an Employee becomes an Eligible Participant, such Eligible Participant does not elect to reduce Compensation, Compensation shall be reduced by    3% (at least 3% but no more than 10%) for each payroll period in which the Employee is an Eligible Participant. The amount of such reduction shall be contributed to the Plan for the benefit of such Participant.

(ii)
Affirmative Election: Within a reasonable period ending no later than the date on which Compensation subject to the reduction becomes available to an Eligible Participant, such Participant may elect either (A) not to have Salary Deferral made on his or her behalf, or (B) to have Salary Deferral made in a different percentage of Compensation or dollar amount. If the Eligible Participant elects to have Salary Deferral made in a different percent or dollar amount, such Participant may enter into a written Salary Reduction Agreement with the Employer and agree to a Salary Deferral of from 1% up to 75% of Compensation or a dollar amount to be contributed each payroll period. The dollar amount must not exceed the maximum percentage of Compensation specified and such Salary Deferral must not exceed $16,500, as increased for cost-of-living adjustments by law.

(iii)
Scheduled Increases: If an Eligible Participant makes no affirmative election, Salary Deferral shall continue to be made on such Eligible Participant’s behalf until the Eligible Participant elects to change or revoke such Salary Deferral. Salary Deferral shall increase (as a percentage of Compensation) in Plan Years following the Plan Year containing the date when an Employee becomes an Eligible Participant (or, if later, the Plan Year in which the first Negative Election Contribution is made to the Eligible Participant’s Account) as follows:

	I	II
	☑	☐
	Minimum	Percent of Compensation
	Percent of	Contributed as Salary
	Compensation	Deferral must be at least as
Plan Year	Contributed	favorable as column I
Year when participation commences	3	________	%
2nd Year	4	________	%
3rd Year	5	________	%
4th Year	6	________	%

Note: The term “Salary Deferrals” includes Participant contributions pursuant to an “Automatic Contribution Arrangement.” An Employer which elects to make Automatic Contribution Arrangements must satisfy the notice requirements described in Subsection 4.6(b)A of the Plan.

☑	The election under this Subsection shall apply on and after May 1, 2007 (Enter a date after December 31, 2007).”

.3	The 401(k) Adoption Agreement is amended by substituting the following Section 13(c) in its entirety for the current Section 13(c), effective for Plan Years beginning after December 31, 2007:
“13(c)	☑
Safe Harbor CODA provisions of Section 4.13 of the Plan apply: (check if applicable) In lieu of Matching Contributions under Subsection 13(b) above, the Employer shall make the following contributions for the Plan Year to satisfy the ADP test: (select one or more of the following)

(i)	☐
Safe Harbor Nonelective Contributions: The Employer shall make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3% of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here:                     %.

The Safe Harbor Nonelective Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(ii)	☐
PPA Safe Harbor Nonelective Contributions: The Employer shall make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3% of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here:                     %.

The Safe Harbor Nonelective Contributions shall become vested in accordance with the Employer’s election under Subsection 17(b)A and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(iii)	☐	Safe Harbor Matching Contributions: The Employer shall make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:

100% of the Employee’s Salary Deferrals that do not exceed 3% of the Employee’s Compensation for the Plan Year
-plus-
50% of the Employee’s Salary Deferrals that do not exceed the next 2% of the Employee’s Compensation for the Plan Year.

The Safe Harbor Matching Contributions shall be 100% vested and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(iv)	☑	PPA Safe Harbor Matching Contributions: The Employer shall make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:

100% of the Employee’s Salary Deferrals that do not exceed 4% of the Employee’s Compensation for the Plan Year

The Safe Harbor Nonelective Contributions shall become vested in accordance with the Employer’s election under Subsection 17(b)A and shall be allocated to the Qualified Contributions Account of each Participant entitled thereto.

(v)	☐	Contributions to Another Plan: If checked, the ADP Test Safe Harbor Contributions shall be made to .
(Insert name of Defined Contribution Plan of Employer.)
☑	The election under this Subsection shall apply on and after July 1, 2009 (Enter a date).”

.4	The 401(k) Adoption Agreement is amended by the addition of the following Section 13(f)A, effective for Plan Years beginning after January 1, 2002:
“13(f)A
Matching Contribution True-Up: If the Contribution Period for purposes of calculating Matching Contributions under Subsection 13(b), Safe Harbor Matching Contributions under Subsection 13(c) and ACP Test Safe Harbor Matching Contributions under Subsection 13(d) is more frequently than annually, the Employer may, in its discretion, true-up the amount of such Matching Contributions to the Plan in an amount equal to the difference between the Matching Contributions that would have been made based on Participant Compensation and Salary Deferrals during the Plan Year and the Matching Contributions actually made to the Participant’s Account during the Plan Year, unless the Employer elects otherwise below. Any such Matching Contribution true-up shall be made annually.

☑
Nonelective Matching Contribution True-Up: The Employer shall true-up the amount of Matching Contributions to the Plan in an amount equal to the difference between the Matching Contributions that would have been made based on Participant Compensation and Salary Deferrals during the Plan Year and the Matching Contributions actually made to the Participant’s Account during the Plan Year. Such Matching Contribution true-up shall be made annually.

☑	The election under this Subsection shall apply on and after January 1, 2009 (Enter a date on or after January 1, 2002).”
.5	The 401(k) Adoption Agreement is amended by the addition of the following Section 13(i)A, effective for Plan Years beginning after January 1, 2002:
“13(i)A	☐
Nonelective Percent of Compensation: (check and fill in blanks if applicable) In proportion to % of their compensation as determined by the Employer for the portion of the Plan Year during which they were Participants regardless of whether such Participants made any Contributions, provided that the Participant performed at least______ Years of Service on or before________ (Enter a date).

☐	The election under this Subsection shall apply on and after ________ (Enter a date).”
.6	The 401(k) Adoption Agreement is amended by the addition of the following Section 17(a)A, effective for Plan Years beginning after December 31, 2006:
“17(a)A
Schedule of Vesting for Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007: The Schedule of Vesting for Employer Profit Sharing Contributions for Plan Years beginning on and after January 1, 2007, must provide for non-forfeitability no less favorable than (i) 100% after three or more years of vesting service; or (ii) 20% with two years of vesting service and 20% for each of the next four years of Vesting Service. The Schedule of Vesting shall be: (select a column)

			III
			☐
			Non-Forfeitable Percentage of
			Account must be at least as
			favorable as either the entire
			column I or the entire column II
Years of Vesting	I	II	for each year without switching
Service	☐	☐	between the columns.
Less than 1 Year	0	0	_________	%
1 Year	0	0	_________	%
2 Years	20	0	_________	%
3 Years	40	100	_________	%
4 Years	60	100	_________	%
5 Years	80	100	_________	%
6 Years	100	100	_________	%
☐	The election under this Subsection shall apply on and after (Enter a date on or after January 1, 2007).”

.7	The 401(k) Adoption Agreement is amended by the addition of the following Section 17(b)A, effective for Plan Years beginning after December 31, 2007:
“17(b)A
Schedule of Vesting for PPA Safe Harbor Contributions: PPA Safe Harbor Contributions credited to a Participant’s Account shall become non-forfeitable in accordance with the Schedule of Vesting immediately following. The Participant’s Years of Vesting Service shall be computed as provided in Section 6.4 of the Plan excluding all years described in Subsection 17(d) of this Adoption Agreement. The Schedule of Vesting must provide for non-forfeitability no less favorable than 100% after two or more Years of Vesting Service. The Schedule of Vesting shall be: (select a column)

		II
		☑
		Non-Forfeitable Percentage of
Years of Vesting	I	Account must be at least as
Service	☐	favorable as column I
Less than 1 Year	0	0%

1 Year	0	50%

2 Years	100	100%

☑	The election under this Subsection shall apply on and after July 1, 2009 (Enter a date after December 31, 2007).”
IN WITNESS WHEREOF, the Employer has executed this Amendment to the Adoption Agreement this                      day of                      , 20_____, effective as of the date set forth herein.

Employer:Westmoreland Coal Company
By:	/s/ Mary Hauck
	Name:	Mary Hauck
	Title:	Vice President of Human Resources

Affiliated Employer: Westmoreland Savage Company
By:	/s/ Morris W. Kegley
	Name:	Morris W. Kegley
	Title:	Director